

                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                      FORM 8-K

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: June 30, 2003

                          LINCOLN NATIONAL CORPORATION

             (Exact name of registrant as specified in its charter)

        Indiana                       1-6028                        35-1140070
(State of Incorporation)     (Commission File Number)     (I.R.S. Employer Identification No.)

1500 Market Street, Suite 3900, Centre Square West Tower, Philadelphia, PA  19102
                     (Address of principal executive offices)

                    Registrant's telephone number 219-448-1400

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Item 9.  Regulation FD Disclosure  (Also  being  provided  under  new
Item  12 Results of Operations and Financial Condition).

The information in this Report, including the attached Exhibit, is "furnished" pursuant to Item 9 and Item 12 of this Form 8-K.
Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if such subsequent filing specifically references this Form 8-K or specific parts of it. The furnishing of the information contained in the attached exhibit (statistical supplement) is not intended and should not be construed to imply that such information is material.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number                                Description
--------   -------------------------------------------------------------------
99.1       Lincoln National Corporation Statistical Supplement for the Quarter
           Ended June 30, 2003

Item 12.   Results of Operations and Financial Condition

See Item 9, Regulation FD Disclosure, above.



              Lincoln Statistical Report
                  Second Quarter
                       2003

Lincoln Financial Group

This document is dated August 7, 2003. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Table of Contents

LFG Analyst Coverage

Notes

Financial Highlights                            1 - 4

Eleven-Year Summary                                 5
Quarterly Summary                                   6

Reconciliation of Business Segments
  to Consolidated Income Statement              7 - 8
Statement of Consolidated Income                9 - 10
Reconciliation of Business Segments
  to Consolidated Balance Sheets               11 - 12
Five-Year Comparative Balance Sheet                 13
Quarterly Balance Sheet                             14

Lincoln Retirement
------------------
Income Statement & Operational Data            15 - 16
Account Value Roll Forward                     17 - 18

Life Insurance
--------------
Income Statement                               19 - 20
Operational Data                                    21
Account Value Roll Forward                     22 - 23

Investment Management
---------------------
Income Statement                               24 - 25
Assets Under Management Roll Forward           26 - 27

Lincoln UK
----------
Income Statement                               28 - 29
Operational Data                                    30

Other Operations                                    31
----------------

Consolidated
------------
Domestic Retail Deposits / Account Balances         32
Total Domestic Net Flows                            32
Assets Managed                                      33
Investment Data                                     34
Common Stock / Debt Information                     35
Retroactive Adoption of FAS 123                     36



6/30/03                                                                 ii

NOTES

Definitions and Presentation

* Operating income represents after-tax results excluding, as applicable, realized gains or losses on investments and derivatives, restructuring charges, the cumulative effect of accounting changes, reserve changes on business sold through reinsurance, gains or losses on sale of subsidiaries and certain other items. Operating income is an internal measure used by LNC in the management of its operations. Management believes that this performance measure explains the results of operations of the LNC's ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC's current business.

* Return on capital measures the effectiveness of LNC's use of its total capital, which is made up of equity, debt and hybrid securities. Return on capital is calculated by dividing income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders' equity represents the affect of leveraging on LNC's consolidated results.

* Accumulated other comprehensive income (AOCI) represents unrealized gains
  (losses) on investments, net gains (losses) derivative instruments, cumulative translation adjustments and minimum pension liability adjustments, net of tax.

* Certain operating and statistical measures are included in this report to provide supplemental data that indicate trends in LNC's current business.
  These measures include deposits, net flows, first year premium, inforce and assets under management.

* Certain reclassifications have been made to the prior periods to conform to the June 30, 2003 presentation.

Accounting Changes

* Effective January 1, 2003, LNC adopted the fair value recognition method of accounting for its stock option incentive plans under Statement of Financial Accounting Standards (FAS) No. 123, Accounting for Stock-based
  Compensation (FAS 123). LNC adopted the retroactive restatment method under FAS No. 148, Accounting for Stock-based Compensation - Transition and
  Disclosure. As a result, LNC has chosen to restate 2001 and 2002 to reflect stock-based compensation cost under the fair value method in FAS
  123 for all employee awards granted, modified or settled in fiscal years beginning after December 31, 1994. See page 36 for details on the restatement by segment.



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                                                                                                                       PAGE 1
                                                                        Financial Highlights
                                                                    Unaudited [Amounts in Millions,
                                                                         except Per Share]

                                              For the Quarter Ended June 30                For the Six Months Ended June 30
                                        ----------------------------------------      ----------------------------------------
                                           2003       2002                               2003       2002
                                         Amount     Amount     Change   % Change       Amount     Amount     Change   % Change
                                        -------    -------    -------    -------      -------    -------    -------    -------
Net Income                                142.7       48.5       94.2     194.0%        184.3      134.2       50.1      37.3%
Less:
Realized gains (losses) on investments     (1.1)     (52.7)      51.5                   (59.4)    (120.3)      60.9
Gains (losses) on derivatives              (0.6)       0.3       (0.9)                   (1.8)       0.4       (2.2)
Amortization of deferred
gain-reserve development                   (0.1)     (14.4)      14.3                    (0.2)     (14.4)      14.2
Restructuring charges                      (8.8)      (1.0)      (7.7)                  (12.4)      (1.0)     (11.4)
                                        -------    -------    -------    -------      -------    -------    -------    -------
Income from Operations                    153.3      116.4       37.0      31.8%        258.1      269.5      (11.4)     (4.2%)
                                        =======    =======    =======    =======      =======    =======    =======    =======

Net Income - By Segment
Lincoln Retirement                         81.7        9.2       72.5     789.5%         88.6       55.7       32.9      59.0%
Life Insurance                             65.6       56.7        8.9      15.7%        114.1      100.2       13.9      13.9%
Investment Management                       4.6       (0.8)       5.3    (695.1%)         5.6        1.3        4.3     325.4%
Lincoln UK                                 12.4        9.3        3.2      34.6%         19.3       19.5       (0.3)     (1.5%)
Corporate & Other                         (21.6)     (25.8)       4.2                   (43.3)     (42.6)      (0.7)
                                        -------    -------    -------    -------      -------    -------    -------    -------
Total                                     142.7       48.5       94.2     194.0%        184.3      134.2       50.1      37.3%
                                        =======    =======    =======    =======      =======    =======    =======    =======

Income from Operations - By Segment
Lincoln Retirement                         86.1       46.8       39.3      84.0%        143.5      126.2       17.4      13.8%
Life Insurance                             71.8       72.8       (1.0)     (1.4%)       132.4      143.2      (10.7)     (7.5%)
Investment Management                       4.5       (0.3)       4.8   (1483.1%)         5.8        2.7        3.1     112.9%
Lincoln UK                                 12.4        6.1        6.4     105.4%         19.3       19.9       (0.6)     (3.0%)
Corporate & Other                         (21.5)      (8.9)     (12.6)                  (43.0)     (22.5)     (20.5)
                                        -------    -------    -------    -------      -------    -------    -------    -------
Total                                     153.3      116.4       37.0      31.8%        258.1      269.5      (11.3)     (4.2%)
                                        =======    =======    =======    =======      =======    =======    =======    =======

Earnings per share (diluted)
Net Income                                $0.80      $0.26      $0.54     209.7%        $1.03      $0.71      $0.32      45.1%
Less:
Realized gains (losses) on investments   ($0.01)    ($0.27)     $0.26                  ($0.33)    ($0.63)     $0.29
Gains (losses) on derivatives             $0.00      $0.00      $0.00                  ($0.01)     $0.00     ($0.01)
Amortizatiion of deferred
gain-reserve development                  $0.00     ($0.08)     $0.08                   $0.00     ($0.08)     $0.08
Restructuring charges                    ($0.05)    ($0.01)    ($0.04)                 ($0.07)    ($0.01)    ($0.06)
                                        -------    -------    -------    -------      -------    -------    -------    -------
Income from Operations                    $0.86      $0.62      $0.24      38.9%        $1.44      $1.42      $0.02       1.4%
                                        =======    =======    =======    =======      =======    =======    =======    =======

------------------------------------------------------------------------------------------------------------------------------

Revenue                                 1,213.2    1,157.5       55.7       4.8%      2,312.5    2,283.4       29.0       1.3%
Less:
Realized Gains (Losses) on Investments     (1.7)     (81.5)      79.8     (97.9%)       (91.3)    (185.0)      93.7     (50.6%)
Gains (Losses) on Derivatives              (1.0)       0.4       (1.4)                   (2.8)       0.6       (3.4)
Amortizatiion of deferred
gain-reserve development                   (0.2)       0.0       (0.2)                   (0.4)       0.0       (0.4)
                                        -------    -------    -------    -------      -------    -------    -------    -------
Operating Revenue                       1,216.0    1,238.5      (22.5)     (1.8%)     2,407.0    2,467.8      (60.8)     (2.5%)
                                        =======    =======    =======    =======      =======    =======    =======    =======

------------------------------------------------------------------------------------------------------------------------------

Revenue - By Segment
Lincoln Retirement                        486.4      442.6       43.8       9.9%        884.2      895.6      (11.4)     (1.3%)
Life Insurance                            474.0      439.8       34.2       7.8%        931.6      863.8       67.8       7.8%
Investment Management                     116.4      106.1       10.4       9.8%        218.5      213.4        5.1       2.4%
Lincoln UK                                 60.2       80.5      (20.3)    (25.2%)       129.1      133.6       (4.6)     (3.4%)
Corporate & Other                          76.1       88.5      (12.4)    (14.0%)       149.2      177.0      (27.9)    (15.7%)
                                        -------    -------    -------    -------      -------    -------    -------    -------
Total                                   1,213.2    1,157.5       55.7       4.8%      2,312.5    2,283.4       29.0       1.3%
                                        =======    =======    =======    =======      =======    =======    =======    =======

------------------------------------------------------------------------------------------------------------------------------

Operating Revenue - By Segment
Lincoln Retirement                        487.0      498.8      (11.9)     (2.4%)       962.5    1,002.3      (39.8)     (4.0%)
Life Insurance                            476.2      464.6       11.6       2.5%        947.0      929.9       17.0       1.8%
Investment Management                     116.3      106.7        9.6       9.0%        218.8      215.6        3.2       1.5%
Lincoln UK                                 60.2       75.9      (15.8)    (20.7%)       129.1      134.2       (5.1)     (3.8%)
Corporate & Other                          76.3       92.4      (16.1)    (17.5%)       149.6      185.8      (36.2)    (19.5%)
                                        -------    -------    -------    -------      -------    -------    -------    -------
Total                                   1,216.0    1,238.5      (22.5)     (1.8%)     2,407.0    2,467.8      (60.8)     (2.5%)
                                        =======    =======    =======    =======      =======    =======    =======    =======

------------------------------------------------------------------------------------------------------------------------------

Operational Data by Segment
(Billions, except where noted):

Lincoln Retirement
Gross Deposits                            1.363      1.640     (0.277)    (16.9%)       2.787      3.354     (0.567)    (16.9%)
Net Flows                                 0.099      0.223     (0.124)    (55.6%)       0.195      0.311     (0.116)    (37.3%)
Account Values (Gross)                   51.320     49.885      1.435       2.9%       51.320     49.885      1.436       2.9%
Account Values (Net of
Reinsurance)                             49.151     48.115      1.036       2.2%       49.151     48.115      1.037       2.2%
Life Insurance Segment
First Year Premium - Retail (in
millions)                               173.479    155.801     17.678      11.3%      344.183    295.178     49.005      16.6%
First Year Premium - COLI (in
millions)                                61.786     46.631     15.155      32.5%       72.357     53.504     18.853      35.2%
First Year Premium - Total (in
millions)                               235.265    202.432     32.834      16.2%      416.540    348.683     67.857      19.5%
In-force                                266.467    244.750     21.717       8.9%      266.467    244.750     21.717       8.9%
Account Values                           12.663     11.759      0.904       7.7%       12.663     11.759      0.904       7.7%
Investment Management Segment
Retail Deposits                           1.282      1.356     (0.074)     (5.5%)       2.423      2.557     (0.134)     (5.2%)
Retail Net Flows                          0.302      0.167      0.135      81.0%        0.316      0.256      0.060      23.4%
Institutional In-flows                    0.853      1.232     (0.380)    (30.8%)       1.939      2.709     (0.770)    (28.4%)
Institutional Net  Flows                  0.289      0.455     (0.166)    (36.5%)       0.618      1.187     (0.568)    (47.9%)
Total Net Flows                           0.591      0.622     (0.031)     (5.0%)       0.935      1.442     (0.508)    (35.2%)
Assets Under Management - Retail
and Inst'l                               52.457     48.741      3.716       7.6%       52.457     48.741      3.716       7.6%
Assets Under Management -
Insurance Assets                         43.857     38.476      5.381      14.0%       43.857     38.476      5.381      14.0%
Assets Under Management - Total
Segment                                  96.314     87.217      9.097      10.4%       96.314     87.217      9.097      10.4%
Consolidated
Consolidated Domestic Retail
Deposits                                  2.960      3.240     (0.280)     (8.6%)       5.839      6.315     (0.475)     (7.5%)
Consolidated Domestic Retail
Account Balances                         81.284     77.651      3.633       4.7%       81.284     77.651      3.633       4.7%
Total Retail Net Flows                    0.723      0.737     (0.014)     (1.9%)       1.291      1.160      0.131      11.3%
Total Net Flows                           1.021      1.166     (0.145)    (12.4%)       1.889      2.342     (0.454)    (19.4%)

Total Assets Under Management           127.397    119.536      7.861       6.6%      127.397    119.536      7.861       6.6%

------------------------------------------------------------------------------------------------------------------------------



                                                                                                              PAGE 2
                                                                Financial Highlights
                                                           Unaudited [Amounts in Millions,
                                                                   except Per Share]

                                            For the Quarter Ended June 30        For the Six Months Ended June 30
                                      -------------------------------------   -------------------------------------
                                         2003      2002                          2003      2002
                                       Amount    Amount    Change  % Change    Amount    Amount    Change  % Change
                                      -------   -------   -------   -------   -------   -------   -------   -------
Consolidated Operational Data:

Balance Sheet Assets - End of
Period                               99,532.8  95,114.2   4,418.6      4.6%  99,532.8  95,114.2   4,418.6      4.6%

Shareholders' Equity
Beg of Period (including AOCI)        5,450.0   5,173.2     276.8             5,347.5   5,303.8      43.7
End of Period (including AOCI)        5,815.9   5,352.8     463.1             5,815.9   5,352.8     463.1
End of Period (excluding AOCI)        4,699.8   5,020.3    (320.5)            4,699.8   5,020.3    (320.5)
Average Equity (excluding AOCI)       4,672.0   5,165.8    (493.8)            4,677.0   5,172.8    (495.8)


Return on Equity
Net Income/Average Equity
(excluding AOCI)                        12.2%      3.8%      8.5%                7.9%      5.2%      2.7%
Inc from Operations/Average
Equity (excluding AOCI)                 13.1%      9.0%      4.1%               11.0%     10.4%      0.6%

Return on Capital
Inc from Operations/Average Capital     10.7%      7.7%      3.0%                9.2%      8.8%      0.4%

Common Stock Outstanding
Average for the Period - Diluted        179.2     188.5      (9.3)    (4.9%)    178.8     189.2     (10.4)    (5.5%)
End of Period - Assuming Conv of Pref.  178.0     184.5      (6.5)    (3.5%)    178.0     184.5      (6.5)    (3.5%)
End of Period - Diluted                 179.5     186.1      (6.6)    (3.5%)    179.5     186.1      (6.6)    (3.5%)

Book Value (including AOCI)             32.68     29.01      3.67     12.6%     32.68     29.01      3.67     12.6%
Book Value (excluding AOCI)             26.41     27.21     (0.80)    (2.9%)    26.41     27.21     (0.80)    (2.9%)


Cash Returned to Shareholders
Share Repurchase - dollar amount          0.0     175.7    (175.7)                0.0     226.7    (226.7)
Dividends Declared  to Shareholders      61.5      59.6       1.9               120.8     119.6       1.2
                                      -------   -------   -------             -------   -------   -------
Total Cash Returned to Shareholders      61.5     235.3    (173.8)              120.8     346.3    (225.5)
                                      =======   =======   =======             =======   =======   =======

Share Repurchase - number of shares     0.000     3.885    (3.885)              0.000     4.885    (4.885)

Dividend Declared on Common
Stock - per share                      $0.335    $0.320    $0.015      4.7%    $0.670    $0.640    $0.030      4.7%




                                         For the Quarter Ended June 30           For the Six Months Ended June 30
                                      -------------------------------------   -------------------------------------
                                         2003      2002                          2003      2002
                                       Amount    Amount                        Amount    Amount
                                      -------   -------                       -------   -------
Comprehensive Income
Net Income                              142.7      48.5                         184.3     134.2
Foreign Currency Translation             28.5      42.8                          17.5      30.0
Net Unrealized Gains (Losses)
on Securities                           245.9     293.8                         364.5     130.0
Gains (Losses) on Derivatives             3.8       0.1                           0.4       1.2
Minimum Pension Liability Adjustment     (1.5)     (2.6)                         (0.9)     (1.9)
                                      -------   -------                       -------   -------
Comprehensive Income                    419.5     382.6                         565.9     293.5
                                      -------   -------                       -------   -------




                                                                                                                        PAGE 3
                                                                              Financial Highlights
                                                                         Unaudited [Amounts in Millions]

                                                    For the Quarter Ended June 30           For the Six Months Ended June 30
                                               -------------------------------------     -------------------------------------
                                                  2003      2002                            2003      2002
                                                Amount    Amount    Change  % Change      Amount    Amount    Change  % Change
                                               -------   -------   -------   -------     -------   -------   -------   -------
Consolidated Condensed Statements of Income
Revenue:
Insurance Premiums and Fees                      413.8     436.8     (23.1)    (5.3%)      816.9     868.4     (51.4)    (5.9%)
Investment Advisory Fees                          49.4      47.8       1.6      3.3%        93.5      95.8      (2.2)    (2.3%)
Net Investment Income                            660.2     657.4       2.8      0.4%     1,314.9   1,312.2       2.7      0.2%
Realized Gains (Losses) on Investments            (1.7)    (81.5)     79.8                 (91.3)   (185.0)     93.7
Gains (Losses) on Derivatives                     (1.0)      0.4      (1.4)                 (2.8)      0.6      (3.4)
Amortization of Deferred Gain on
Indemnity Reinsurance                             18.2      22.0      (3.8)   (17.3%)       36.6      46.2      (9.6)   (20.8%)
Other                                             74.3      74.5      (0.2)    (0.3%)      144.7     145.3      (0.6)    (0.4%)
                                               -------   -------   -------   -------     -------   -------   -------   -------
Total Revenue                                  1,213.2   1,157.5      55.7      4.8%     2,312.5   2,283.4      29.0      1.3%
                                               -------   -------   -------   -------     -------   -------   -------   -------

Benefits and Expenses:
Benefits                                         593.2     648.3     (55.1)    (8.5%)    1,206.2   1,251.7     (45.5)    (3.6%)
Underwriting, Acquisition,
Insurance and Other Expenses                     432.3     462.2     (29.9)    (6.5%)      883.1     889.3      (6.1)    (0.7%)
                                               -------   -------   -------   -------     -------   -------   -------   -------
Total Benefits and Expenses                    1,025.5   1,110.5     (85.1)    (7.7%)    2,089.4   2,141.0     (51.6)    (2.4%)
                                               -------   -------   -------   -------     -------   -------   -------   -------
Income before Federal Taxes                      187.7      46.9     140.7                 223.1     142.4      80.7
Federal Income Taxes                              45.0      (1.6)     46.6                  38.8       8.3      30.5
                                               -------   -------   -------   -------     -------   -------   -------   -------
Net Income                                       142.7      48.5      94.2    193.9%       184.3     134.2      50.1     37.4%
                                               =======   =======   =======   =======     =======   =======   =======   =======

------------------------------------------------------------------------------------------------------------------------------

Income before Tax By Segment
Lincoln Retirement                                99.0      (2.2)    101.1                  85.7      42.9      42.8
Life Insurance                                    95.7      79.4      16.2                 164.4     142.1      22.3
Investment Management                              7.2      (1.0)      8.2                   9.1       2.4       6.6
Lincoln UK                                        19.1       9.0      10.1                  29.6      18.8      10.9
Corporate and Other                              (33.2)    (38.3)      5.1                 (65.7)    (63.7)     (2.0)
                                               -------   -------   -------               -------   -------   -------
Income before Tax                                187.7      46.9     140.7                 223.1     142.4      80.7

------------------------------------------------------------------------------------------------------------------------------

Pre-Tax Realized Gains (Losses) by Segment*
Lincoln Retirement                                (0.6)    (56.3)     55.7                 (78.3)   (106.7)     28.4
Life Insurance                                    (2.2)    (24.8)     22.5                 (15.4)    (66.2)     50.7
Investment Management                              0.1      (0.7)      0.7                  (0.4)     (2.2)      1.8
Lincoln UK                                         0.0       4.5      (4.5)                 (0.0)     (0.6)      0.5
Corporate and Other                                0.0      (3.9)      3.9                   0.0      (8.7)      8.7
                                               -------   -------   -------               -------   -------   -------
Pre-Tax Realized Gains (Losses)
on Investments and Derivatives                    (2.7)    (81.1)     78.4                 (94.1)   (184.4)     90.3

After-Tax Realized Gains (Losses) by Segment*
Lincoln Retirement                                (0.4)    (36.5)     36.1                 (50.9)    (69.5)     18.6
Life Insurance                                    (1.5)    (16.1)     14.6                 (10.0)    (43.0)     33.0
Investment Management                              0.0      (0.4)      0.5                  (0.2)     (1.4)      1.2
Lincoln UK                                         0.0       3.2      (3.2)                 (0.0)     (0.4)      0.4
Corporate and Other                                0.0      (2.4)      2.5                   0.0      (5.7)      5.7
                                               -------   -------   -------               -------   -------   -------
After-Tax Realized Gains (Losses)
on Investments and Derivatives                    (1.8)    (52.4)     50.6                 (61.2)   (119.9)     58.7


*  Includes both realized gains (losses) on investments and gains (losses) on derivatives.



                                                                                                     PAGE 4

                                                                Financial Highlights
                                                          Unaudited [Amounts in Millions]

                                                                         As of
                                            ----------------------------------------------------------------
                                                 June          December
                                                 2003              2002
                                               Amount            Amount            Change           % Change
                                            ---------         ---------         ---------          ---------
Consolidated Condensed Balance Sheets
Assets:
Investments:
Securities Available for Sale:
Fixed Maturities                             35,354.5          32,767.5           2,587.0               7.9%
Equities                                        257.3             337.2             (79.9)            (23.7%)
Mortgage Loans on Real Estate                 4,314.3           4,205.5             108.8               2.6%
Real Estate                                     240.3             279.7             (39.4)            (14.1%)
Policy Loans                                  1,919.6           1,945.6             (26.0)             (1.3%)
Other Long-Term Investments                     505.6             464.4              41.2               8.9%
                                            ---------         ---------         ---------          ---------
Total Investments                            42,591.6          39,999.9           2,591.7               6.5%
Other Assets:
Assets Held in Separate Accounts             39,942.8          36,178.3           3,764.5              10.4%
Other Assets                                 16,998.4          17,006.5              (8.1)             (0.0%)
                                            ---------         ---------         ---------          ---------
Total Assets                                 99,532.8          93,184.6           6,348.2               6.8%
                                            =========         =========         =========          =========

Liabilities and Shareholders' Equity
Liabilities:
Insurance and Investment
Contract Liabilities                         46,172.1          44,845.3           1,326.8               3.0%
Liabilities Related to Separate Accounts     39,942.8          36,178.3           3,764.5              10.4%
Other Liabilities                             7,601.9           6,813.6             788.4              11.6%
                                            ---------         ---------         ---------          ---------
Total Liabilities                            93,716.9          87,837.2           5,879.7               6.7%
Shareholders' Equity:
Net Unrealized Gains(Losses) on Securities
and Derivatives                               1,146.6             781.6             365.0              46.7%
Minimum Pension Liability Adjustment            (98.8)            (97.8)             (0.9)              1.0%
Foreign Currency Translation Adjustment          68.4              50.8              17.5              34.5%
Other Shareholders' Equity                    4,699.8           4,612.9              86.9               1.9%
                                            ---------         ---------         ---------          ---------
Total Shareholders' Equity                    5,815.9           5,347.5             468.4               8.8%
                                            ---------         ---------         ---------          ---------
Total Liabilities and Shareholders' Equity   99,532.8          93,184.6           6,348.2               6.8%
                                            =========         =========         =========          =========

------------------------------------------------------------------------------------------------------------
                                                                         As of
                                            ----------------------------------------------------------------
                                                 June          December
                                                 2003              2002
                                               Amount            Amount            Change           % Change
                                            ---------         ---------         ---------          ---------
Roll Forward of Deferred Acquisition Costs
Balance at beginning-of-year                  2,970.9           2,885.3              85.6               3.0%
Deferral                                        289.1             627.3            (338.2)            (53.9%)
Amortization                                   (164.1)           (346.7)            182.6             (52.7%)
                                            ---------         ---------         ---------          ---------
Included in Total Benefits and Expenses         124.9             280.6            (155.7)            (55.5%)
Adjustment related to realized (gains)
losses on securities available-for-sale          38.3             115.0             (76.7)            (66.7%)
Adjustment related to unrealized (gains)
losses on securities available-for-sale        (453.5)           (338.5)           (115.0)             34.0%
Foreign currency translation adjustment          16.3              56.9             (40.6)            (71.4%)
Other                                              --             (28.4)             28.4            (100.0%)
                                            ---------         ---------         ---------          ---------
Balance at end-of-period                      2,697.0           2,970.9            (273.9)             (9.2%)
                                            =========         =========         =========          =========

Roll Forward of Present Value of In-Force
Balance at beginning-of-year                  1,250.1           1,362.5            (112.4)             (8.2%)
Amortization                                    (36.3)           (136.5)            100.2             (73.4%)
Foreign currency translation adjustment           6.9              24.1             (17.2)            (71.4%)
                                            ---------         ---------         ---------          ---------
Balance at end-of-period                      1,220.8           1,250.1             (29.4)             (2.4%)
                                            =========         =========         =========          =========



                                                                                                  PAGE 5

                                                       Eleven-Year Summary
                                                  Unaudited [Millions of Dollars
                                                     except Per Share Data]

For the Year Ended December 31                   2002      2001      2000       1999      1998      1997
                                              -------   -------   -------    -------   -------   -------
Revenue
Lincoln Retirement                            1,787.7   1,968.3   2,133.7    2,115.8   2,068.1   2,023.0
Life Insurance                                1,785.0   1,840.6   1,819.0    1,760.4   1,378.5     544.8
Investment Management                           413.1     451.2     513.7      514.9     509.6     459.1
Lincoln UK                                      277.2     290.7     433.8      446.6     439.7     427.3
Corporate & Other                               372.4   1,827.3   1,946.9    1,966.0   1,691.1   1,444.3
                                              -------   -------   -------    -------   -------   -------
Total Revenue                                 4,635.5   6,378.0   6,847.1    6,803.7   6,087.1   4,898.5
                                              =======   =======   =======    =======   =======   =======
Net Income
Lincoln Retirement                               53.7     265.1     358.6      291.5     273.8     263.3
Life Insurance                                  206.1     229.3     249.3      211.5     127.5      39.1
Investment Management                            (1.4)     (9.0)     37.0       51.6      44.4      25.1
Lincoln UK                                       37.7      66.8     (13.2)     (18.2)     71.7    (106.8)
Corporate & Other                              (247.3)     (6.6)    (10.2)     (76.1)     (7.6)   (198.4)
                                              -------   -------   -------    -------   -------   -------
Total Net Inc from Cont Oper                     48.8     545.7     621.4      460.4     509.8      22.2
Discontinued Operations                             -         -         -          -         -     911.8
                                              -------   -------   -------    -------   -------   -------
Total Net Income                                 48.8     545.7     621.4      460.4     509.8     934.0
                                              =======   =======   =======    =======   =======   =======
Income from Operations
Lincoln Retirement                              183.4     316.2     362.0      299.4     262.4     223.0
Life Insurance                                  269.0     275.3     259.9      212.0     149.2      39.9
Investment Management                             1.8      (6.1)     44.1       61.0      43.9      18.1
Lincoln UK                                       34.6      58.1      61.0      (13.9)     70.9    (108.3)
Corporate & Other                               (57.2)      1.0      (8.0)     (83.1)      4.0    (223.3)
                                              -------   -------   -------    -------   -------   -------
Total Income from Cont Oper                     431.6     644.4     719.1      475.5     530.4     (50.6)
Discontinued Operations                             -         -         -          -         -     110.1
                                              -------   -------   -------    -------   -------   -------
Income from Operations                          431.6     644.4     719.1      475.5     530.4      59.4
                                              =======   =======   =======    =======   =======   =======

OTHER DATA

Assets                                       93,184.6  98,041.6  99,844.1  103,095.7  93,836.3  77,174.7

Shareholders' Equity
Including AOCI                                5,347.5   5,303.8   4,954.1    4,263.9   5,387.9   4,982.9
Excluding AOCI                                4,612.9   5,130.6   4,920.1    4,699.5   4,785.5   4,500.7
Average Equity (excluding AOCI)               4,983.3   5,056.0   4,811.8    4,786.2   4,636.3   4,172.7

Common Shares Outstanding  (millions)
End of Period - Diluted                         178.5     189.3     195.2      197.0     203.4     204.7
Average for the Period - Diluted                184.6     191.5     194.9      200.4     203.3     208.0

Per Share Data (Diluted)
Net Income from Continuing Operations           $0.26     $2.85     $3.19      $2.30     $2.51     $0.11
Net Income                                      $0.26     $2.85     $3.19      $2.30     $2.51     $4.49
Income (Loss) from Continuing Operations        $2.34     $3.37     $3.69      $2.37     $2.61    ($0.24)
Income from Operations *                        $2.34     $3.37     $3.69      $2.37     $2.61     $0.29

Shareholders' Equity Per Share
Shareholders' Equity (Includes AOCI)           $30.10    $28.32    $25.92     $21.76    $26.59    $24.63
Shareholders' Equity (Excludes accum AOCI)     $25.97    $27.39    $25.74     $23.98    $23.62    $22.25
Dividends Declared (Common Stock)               $1.30     $1.24     $1.18      $1.12     $1.06     $1.00

Return on Equity
Net Income/Average Equity                        1.0%     10.8%     12.9%       9.6%     11.0%     22.4%
Inc from Operations/Average Equity               8.7%     12.7%     14.9%       9.9%     11.4%      1.4%

Market Value of Common Stock
High for the Year                             $53.650    $52.75    $56.38     $57.50    $49.44    $39.06
Low for the Year                              $25.150    $38.00    $22.63     $36.00    $33.50    $24.50
Close for the Year                            $31.580    $48.57    $47.31     $40.00    $40.91    $39.06

                                                                                                Ten-year
                                                                                                compound
                                                                                                  annual
For the Year Ended December 31                   1996      1995      1994       1993      1992    growth
                                              -------   -------   -------    -------   -------   -------
Revenue
Lincoln Retirement                            1,805.0   1,877.1   1,506.2    1,603.8   1,336.2      3.0%
Life Insurance                                  549.2     514.9     466.2      477.5     444.4     14.9%
Investment Management                           410.5     290.5
Lincoln UK                                      393.2     351.5     216.0      174.9     180.6      4.4%
Corporate & Other                             1,575.6   1,552.5   1,744.1    2,680.9   2,780.9
                                              -------   -------   -------    -------   -------   -------
Total Revenue                                 4,733.6   4,586.5   3,932.5    4,937.1   4,742.1     (0.2%)
                                              =======   =======   =======    =======   =======   =======
Net Income
Lincoln Retirement                              204.3     248.8     142.4      127.1      89.4     (5.0%)
Life Insurance                                   51.8      40.6      34.2       37.8      46.8     16.0%
Investment Management                            25.0      27.4
Lincoln UK                                       66.0      45.7      18.5       12.6       9.2
Corporate & Other                                 9.3     (61.0)    (29.6)    (101.1     125.1
                                              -------   -------   -------    -------   -------   -------
Total Net Inc from Cont Oper                    356.4     301.4     165.5       76.4     270.5    (15.7%)
Discontinued Operations                         157.2     180.8     184.4      242.5      88.7
                                              -------   -------   -------    -------   -------   -------
Total Net Income                                513.6     482.2     349.9      318.9     359.2    (18.1%)
                                              =======   =======   =======    =======   =======   =======
Income from Operations
Lincoln Retirement                              174.6     175.2     142.4      127.1      89.4      7.4%
Life Insurance                                   41.2      35.4      34.2       37.8      46.8     19.1%
Investment Management                            18.6      20.6
Lincoln UK                                       66.0      45.9      17.2       11.9       9.2     14.2%
Corporate & Other                                (1.7)   (136.2)     24.8       20.8       6.5
                                              -------   -------   -------    -------   -------   -------
Total Income from Cont Oper                     298.8     140.8     218.6      197.6     151.9     11.0%
Discontinued Operations                         135.3     165.6     171.1      145.9      88.7
                                              -------   -------   -------    -------   -------   -------
Income from Operations                          434.1     306.5     389.7      343.5     240.6      6.0%
                                              =======   =======   =======    =======   =======   =======

OTHER DATA

Assets                                       71,713.4  63,257.7  48,864.8   47,825.1  39,042.2      9.1%

Shareholders' Equity
Including AOCI                                4,470.0   4,378.1   3,042.1    4,072.3   2,826.8      6.6%
Excluding AOCI                                3,990.6   3,669.2   3,353.1    3,157.6   2,664.1      5.6%
Average Equity (excluding AOCI)               3,851.7   3,400.3   3,288.6    3,009.0   2,575.0      6.8%

Common Shares Outstanding  (millions)
End of Period - Diluted                         209.5     210.3     208.3      208.3     187.7
Average for the Period - Diluted                210.7     209.5     208.7      206.1     186.8


Per Share Data (Diluted)
Net Income from Continuing Operations           $1.69     $1.44     $0.79      $0.37     $1.45    (15.6%)
Net Income                                      $2.44     $2.30     $1.68      $1.55     $1.92    (18.0%)
Income (Loss) from Continuing Operations        $1.42     $0.67     $1.05      $0.96     $0.81     11.1%
Income from Operations *                        $2.06     $1.46     $1.87      $1.67     $1.29      6.1%

Shareholders' Equity Per Share
Shareholders' Equity (Includes AOCI)           $21.50    $20.95    $14.67     $19.69    $15.13      7.1%
Shareholders' Equity (Excludes accum AOCI)     $19.19    $17.55    $16.17     $15.27    $14.26      6.2%
Dividends Declared (Common Stock)               $0.94     $0.88    $0.830     $0.775    $0.738      5.8%

Return on Equity
Net Income/Average Equity                       13.3%     15.5%     10.6%      10.6%     13.9%
Inc from Operations/Average Equity              11.3%      9.8%     11.8%      11.4%      9.3%

Market Value of Common Stock
High for the Year                              $28.50    $26.88    $22.19     $24.13    $19.03
Low for the Year                               $20.38    $17.31    $17.31     $17.34    $12.63
Close for the Year                             $26.25    $26.88    $17.50     $21.75    $18.50      5.5%


Note: 2001 and 2002 have been restated for the adoption of the fair value method of accounting for stock options under FAS 123.



                                                                                           PAGE 6
                                          Quarterly Summary
                                   Unaudited [Millions of Dollars
                                          except Per Share]

                                                  Jun        Sep        Dec        Mar        Jun
For the Quarter Ended                            2001       2001       2001       2002       2002
                                              -------    -------    -------    -------    -------

Revenue
Lincoln Retirement                              512.1      478.2      467.5      453.0      442.6
Life Insurance                                  455.7      460.6      464.7      423.9      439.8
Investment Management                           114.7      108.8      110.8      107.3      106.1
Lincoln UK                                       63.4       85.0       53.4       53.2       80.5
Corporate & Other                               447.6      485.3      367.4       88.5       88.5
                                              -------    -------    -------    -------    -------
Total Revenue                                 1,593.5    1,618.0    1,463.8    1,126.0    1,157.5
                                              =======    =======    =======    =======    =======
Net Income
Lincoln Retirement                               78.9       57.6       53.1       46.6        9.2
Life Insurance                                   52.6       63.8       50.9       43.5       56.7
Investment Management                            (1.8)      (2.1)      (2.4)       2.1       (0.8)
Lincoln UK                                       17.1       13.5       22.0       10.3        9.3
Corporate & Other                               (15.7)     (24.6)      33.2      (16.8)     (25.8)
                                              -------    -------    -------    -------    -------
Total Net Income                                131.1      108.0      156.9       85.6       48.5
                                              =======    =======    =======    =======    =======
Income from Operations
Lincoln Retirement                               89.8       71.4       73.7       79.4       46.8
Life Insurance                                   66.2       69.1       72.3       70.4       72.8
Investment Management                            (1.0)      (1.6)      (1.3)       3.1       (0.3)
Lincoln UK                                       15.7        9.6       19.0       13.8        6.1
Corporate & Other                               (13.1)     (16.3)      23.0      (13.6)      (8.9)
                                              -------    -------    -------    -------    -------
Income from Operations                          157.5      132.2      186.7      153.1      116.4
                                              =======    =======    =======    =======    =======

OTHER DATA

Assets                                       96,464.2   90,242.4   98,041.6   97,888.5   95,114.2

Shareholders' Equity
Beg of Period (including ACOI)                5,126.1    5,088.9    5,405.0    5,303.8    5,173.2
End of Period (including AOCI)                5,088.9    5,405.0    5,303.8    5,173.2    5,352.8
End of Period (excluding AOCI)                5,001.1    5,129.8    5,130.6    5,174.7    5,020.3
Average Equity (excluding AOCI)               4,955.9    5,124.8    5,179.0    5,179.8    5,165.8

Common Shares Outstanding
Average for the Period - Diluted                190.4      192.8      190.9      190.0      188.5
End of Period - Diluted                         190.9      191.2      189.3      190.2      186.1

Per Share Data (Diluted)
Net Income                                      $0.69      $0.56      $0.82      $0.45      $0.26
Income from Operations                          $0.83      $0.69      $0.98      $0.81      $0.62

Shareholders' Equity
Shareholders' Equity (including AOCI)           27.04      28.48      28.32      27.53      29.01
Shareholders' Equity (excluding AOCI)           26.58      27.03      27.39      27.54      27.21
Dividends Declared (Common Stock)               0.305      0.305      0.320      0.320      0.320

Return on Equity
Net Income/Average Equity                       10.6%       8.4%      12.1%       6.6%       3.8%
Inc from Operations/Average Equity              12.7%      10.3%      14.4%      11.8%       9.0%

Market Value of Common Stock
Highest Price                                 $52.300    $52.750    $49.450    $53.650    $52.540
Lowest Price                                  $41.280    $41.000    $40.000    $47.200    $40.750
Closing Price                                 $51.750    $46.630    $48.570    $50.730    $42.000


                                                  Sep        Dec        Mar        Jun
For the Quarter Ended                            2002       2002       2003       2003
                                              -------    -------    -------    -------
Revenue
Lincoln Retirement                              440.7      451.4      397.8      486.4
Life Insurance                                  441.6      479.6      457.5      474.0
Investment Management                            97.5      102.2      102.1      116.4
Lincoln UK                                       91.8       51.8       68.9       60.2
Corporate & Other                                91.8      103.6       73.0       76.1
                                              -------    -------    -------    -------
Total Revenue                                 1,163.4    1,188.6    1,099.3    1,213.2
                                              =======    =======    =======    =======
Net Income
Lincoln Retirement                               (7.0)       5.0        6.9       81.7
Life Insurance                                   46.4       59.5       48.5       65.6
Investment Management                            (3.9)       1.1        1.0        4.6
Lincoln UK                                        0.2       17.9        6.8       12.4
Corporate & Other                              (172.1)     (32.6)     (21.7)     (21.6)
                                              -------    -------    -------    -------
Total Net Income                               (136.4)      51.0       41.6      142.7
                                              =======    =======    =======    =======
Income from Operations
Lincoln Retirement                               21.8       35.4       57.4       86.1
Life Insurance                                   62.7       63.1       60.7       71.8
Investment Management                            (3.0)       2.1        1.3        4.5
Lincoln UK                                       (0.6)      15.3        6.8       12.4
Corporate & Other                               (18.8)     (15.9)     (21.5)     (21.5)
                                              -------    -------    -------    -------
Income from Operations                           62.1      100.0      104.8      153.3
                                              =======    =======    =======    =======

OTHER DATA

Assets                                       90,483.9   93,184.6   92,497.6   99,532.8

Shareholders' Equity
Beg of Period (including ACOI)                5,352.8    5,436.8    5,347.5    5,450.0
End of Period (including AOCI)                5,436.8    5,347.5    5,450.0    5,815.9
End of Period (excluding AOCI)                4,591.8    4,612.9    4,610.5    4,699.8
Average Equity (excluding AOCI)               4,944.0    4,643.6    4,682.0    4,672.0

Common Shares Outstanding
Average for the Period - Diluted                183.2      178.4      178.3      179.2
End of Period - Diluted                         178.2      178.5      178.4      179.5

Per Share Data (Diluted)
Net Income                                     ($0.74)     $0.29      $0.23      $0.80
Income from Operations                          $0.34      $0.56      $0.59      $0.86

Shareholders' Equity
Shareholders' Equity (including AOCI)           30.64      30.10      30.66      32.68
Shareholders' Equity (excluding AOCI)           25.87      25.97      25.94      26.41
Dividends Declared (Common Stock)               0.320      0.335      0.335      0.335

Return on Equity
Net Income/Average Equity                      (11.0%)      4.4%       3.6%      12.2%
Inc from Operations/Average Equity               5.0%       8.6%       8.9%      13.1%

Market Value of Common Stock
Highest Price                                 $42.080    $35.950    $35.700    $37.500
Lowest Price                                  $29.120    $25.150    $24.730    $27.870
Closing Price                                 $30.550    $31.580    $28.000    $35.630




                                                                                                                          PAGE 7

                                                 Reconciliation of Business Segments to Consolidated Income Statement
                                                                  Unaudited [Amounts in Millions]

                                                                                            Investment
For the Quarter Ended June 30              Lincoln Retirement      Life Insurance           Management            Lincoln UK
                                           -------------------   -------------------   -------------------   -------------------
                                                Jun        Jun        Jun        Jun        Jun        Jun        Jun        Jun
                                               2003       2002       2003       2002       2003       2002       2003       2002
                                           --------   --------   --------   --------   --------   --------   --------   --------
Revenue
Life and annuity premiums                       3.0       13.1       49.6       47.5                             13.2       11.4
Surrender charges                               8.5        7.2       12.4       13.5                   0.0
Mortality assessments                                               128.4      123.9                              9.2        8.3
Expense assessments                           104.3      120.7       49.6       47.2                  (0.0)      24.5       27.8
Health premiums                                                       0.0        0.1                              0.5        0.7
Investment advisory fees                                                                   74.8       72.1
Other revenue and fees                          1.3       (1.3)       7.3        6.7       29.5       22.0       (3.9)      12.5
Net investment income                         369.8      359.1      229.0      225.7       12.1       12.7       16.7       15.3
Realized gains (losses) on investments          0.9      (56.2)      (2.6)     (25.4)       0.1       (0.7)       0.0        4.5
Gains (losses) on derivatives                  (1.5)      (0.1)       0.3        0.6
                                           --------   --------   --------   --------   --------   --------   --------   --------
Total Revenue                                 486.4      442.6      474.0      439.8      116.4      106.1       60.2       80.5
                                           --------   --------   --------   --------   --------   --------   --------   --------
Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits               34.8       72.5      110.5      103.6                             21.4       15.5
Div accum & div to policyholders                                     17.6       18.2
Interest credited to policy bal.              217.1      221.8      149.8      148.9                   0.0
Health policy benefits                                                0.0        0.0                              2.9        3.5
                                           --------   --------   --------   --------   --------   --------   --------   --------
Total insurance benefits                      251.9      294.3      277.9      270.8                   0.0       24.3       19.0
Underwriting, acquisition,
insurance and other expenses:
Commissions                                    74.2       82.5       30.7       34.8                  (0.0)       0.8        1.9
Other volume related expenses                  14.7       16.9       43.2       43.6                  (0.0)
Operating and administrative expenses          56.6       53.8       38.5       38.2      104.4      100.8       20.5       18.9
Restructuring charges                           6.2        1.6        7.3
Taxes, licenses and fees                        4.3        4.2       13.8       15.3        2.8        4.2
Par policyholder interests
Foreign exchange
                                           --------   --------   --------   --------   --------   --------   --------   --------
Subtotal                                      156.0      159.0      133.4      132.0      107.2      105.0       21.3       20.9
Deferral of acquisition costs                 (51.0)     (60.8)     (79.7)     (82.2)                            (0.8)      (1.0)
DAC amortization                               28.5       48.3       29.5       23.6                              1.9       20.9
                                           --------   --------   --------   --------   --------   --------   --------   --------
DAC deferral net of amortization              (22.6)     (12.6)     (50.2)     (58.6)                             1.2       19.9
PVIF amortization                               2.1        3.9       17.2       16.3                             (5.7)      11.7
Other intangibles amortization                                                              2.0        2.0
                                           --------   --------   --------   --------   --------   --------   --------   --------
Total underwriting, acquisition,
insurance and other expenses                  135.5      150.4      100.4       89.6      109.2      107.0       16.8       52.5
Goodwill amortization
Interest                                        0.0                              0.0
                                           --------   --------   --------   --------   --------   --------   --------   --------
Benefits and Expenses                         387.4      444.7      378.3      360.4      109.2      107.0       41.1       71.5
                                           --------   --------   --------   --------   --------   --------   --------   --------
Income Before Federal Income Tax and
Cumulative Effect of Accounting Changes        99.0       (2.2)      95.7       79.4        7.2       (1.0)      19.1        9.0

Federal income taxes                           17.3      (11.3)      30.1       22.7        2.6       (0.2)       6.6       (0.3)
                                           --------   --------   --------   --------   --------   --------   --------   --------
Income Before Cumulative Effect of
Accounting Changes                             81.7        9.2       65.6       56.7        4.6       (0.8)      12.4        9.3

Cumulative effect of accounting changes
                                           --------   --------   --------   --------   --------   --------   --------   --------
Net Income                                     81.7        9.2       65.6       56.7        4.6       (0.8)      12.4        9.3
                                           ========   ========   ========   ========   ========   ========   ========   ========
Less:
Restructuring charges                          (4.0)      (1.0)      (4.7)
Realized gains (losses) on investments          1.0      (36.6)      (1.9)     (16.4)       0.0       (0.4)       0.0        3.2
Gains (losses) on derivatives                  (1.4)       0.1        0.4        0.3
Reserve increase on business sold through
reinsurance
Gain on sale of subsidiaries
Cumulative effect of accounting changes
                                           --------   --------   --------   --------   --------   --------   --------   --------
Income from Operations                         86.1       46.8       71.8       72.8        4.5       (0.3)      12.4        6.1
                                           ========   ========   ========   ========   ========   ========   ========   ========




                                                                                           PAGE 7A

                            Reconciliation of Business Segments to Consolidated Income Statement
                                            Unaudited [Amounts in Millions]

                                      Corporate and         Consolidating
For the Quarter Ended June 30        Other Operations        Adjustments           Consolidated
                                    -----------------    ------------------    -------------------
                                      Jun        Jun        Jun        Jun        Jun         Jun
                                     2003       2002       2003       2002       2003        2002
                                    -----      ------    ------      ------    ------       ------
Revenue
Life and annuity premiums                       (3.4)                            65.9        68.7
Surrender charges                                           0.4        0.6       21.3        21.3
Mortality assessments                (1.9)      (1.7)                           135.6       130.5
Expense assessments                   1.9        1.7       10.6       10.7      190.9       208.0
Health premiums                      (0.5)       7.6                              0.1         8.3
Investment advisory fees                                  (25.4)     (24.3)      49.4        47.8
Amortization of deferred gain        18.2       22.0                             18.2        22.0
Amortization of deferred gain-
reserve development                  (0.2)                                       (0.2)
Other revenue and fees              105.4       96.8      (65.1)     (61.6)      74.5        75.1
Net investment income                33.7       46.3       (1.1)      (1.6)     660.2       657.4
Earnings in Unconsolidated
Affiliates                                      (0.6)                                        (0.6)
Realized gains (losses)
on investments                       (0.2)      (3.8)                            (1.7)      (81.5)
Gains (losses) on derivatives         0.2       (0.1)                            (1.0)        0.4
                                   ------    -------    -------    -------    -------     -------
Total Revenue                       156.7      164.7      (80.6)     (76.2)   1,213.2     1,157.5
                                   ------    -------    -------    -------    -------     -------
Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits    (11.7)      (0.1)                           155.1       191.5
Div accum & div to policyholders                 0.0                             17.6        18.2
Interest credited to policy bal.     32.9        3.7        6.6        8.0      406.3       382.5
Health policy benefits               11.2       30.4                             14.2        33.9
                                   ------    -------    -------    -------    -------     -------
Total insurance benefits             32.4       34.0        6.6        8.0      593.2       626.1
Underwriting, acquisition,
insurance and other expenses:
Commissions                          19.7       22.3        7.4        6.9      132.9       148.6
Other volume related expenses        47.1       46.0      (39.5)     (40.9)      65.4        65.5
Operating and administrative
expenses                             64.4       53.3      (48.9)     (45.7)     235.5       219.4
Restructuring charges                                                            13.5         1.6
Taxes, licenses and fees              2.2       (0.2)                            23.1        23.5
Par policyholder interests
Foreign exchange                                 0.6                                          0.6
                                   ------    -------    -------    -------    -------     -------
Subtotal                            133.4      122.0      (81.0)     (79.6)     470.3       459.2
Deferral of acquisition costs                   (1.4)      (9.0)     (10.7)    (140.6)     (156.1)
DAC amortization                      0.1        0.0        4.0        7.8       64.0       100.5
                                   ------    -------    -------    -------    -------     -------
DAC deferral net of amortization      0.1       (1.4)      (5.1)      (2.9)     (76.5)      (55.5)
PVIF amortization                                                                13.6        31.9
Other intangibles amortization                                                    2.0         2.0
                                   ------    -------    -------    -------    -------     -------
Total underwriting, acquisition,
insurance and other expenses        133.5      120.6      (86.1)     (82.6)     409.3       437.6
Goodwill amortization
Interest                             24.1       26.2       (1.1)      (1.6)      23.0        24.6
                                   ------    -------    -------    -------    -------     -------
Total Benefits and Expenses         190.0      203.1      (80.6)     (76.2)   1,025.5     1,110.5
                                   ------    -------    -------    -------    -------     -------
Income Before Federal
Income Tax and
Cumulative Effect of
Accounting Changes                  (33.2)     (38.3)      (0.0)                187.7        46.9

Federal income taxes                (11.7)     (12.5)      (0.0)                 45.0        (1.6)

Income Before Cumulative
Effect of                          ------    -------    -------    -------    -------     -------
Accounting Changes                  (21.6)     (25.8)       0.0                 142.7        48.5
                                   ------    -------    -------    -------    -------     -------
Cumulative effect of accounting
changes
                                   ------    -------    -------    -------    -------     -------
Net Income                          (21.6)     (25.8)       0.0                 142.7        48.5
                                   ======    =======    =======    =======    =======     =======
Less:
Restructuring charges                                                            (8.8)       (1.0)
Realized gains (losses) on
investments                          (0.4)      (2.4)       0.0                  (1.1)      (52.7)
Gains (losses) on derivatives         0.4       (0.1)                            (0.6)        0.3
Reserve increase on business sold
through reinsurance                  (0.1)     (14.4)                            (0.1)      (14.4)
Gain on sale of subsidiaries
Cumulative effect of accounting
changes
                                   ------    -------    -------    -------    -------     -------
Income from Operations              (21.5)      (8.9)      (0.0)                153.3       116.4
                                   ======    =======    =======    =======    =======     =======




                                                                                                                          PAGE 8

                            Reconciliation of Business Segments to Consolidated Income Statement
                                            Unaudited [Amounts in Millions]

                                                                                            Investment
For the Six Months Ended June 30           Lincoln Retirement      Life Insurance           Management            Lincoln UK
                                           -------------------   -------------------   -------------------   -------------------
                                                Jun        Jun        Jun        Jun        Jun        Jun        Jun        Jun
                                               2003       2002       2003       2002       2003       2002       2003       2002
                                           --------   --------   --------   --------   --------   --------   --------   --------
Revenue
Life and annuity premiums                       8.5       25.3       97.4       98.6                             25.3       22.8
Surrender charges                              15.4       15.1       23.8       25.2                   0.0
Mortality assessments                                               258.1      247.8                             18.3       14.8
Expense assessments                           201.8      241.7       97.9       94.1                  (0.0)      46.1       53.1
Health premiums                                                       0.1        0.1                              1.2        1.4
Investment advisory fees                                                                  143.1      145.1
Other revenue and fees                         (0.1)       4.5       13.1       12.4       51.5       45.0        6.4       12.3
Net investment income                         736.9      715.7      456.6      451.7       24.2       25.5       31.9       29.9
Realized gains (losses) on investments        (75.8)    (106.7)     (15.2)     (66.8)      (0.4)      (2.2)      (0.0)      (0.6)
Gains (losses) on derivatives                  (2.5)      (0.0)      (0.2)       0.6
                                           --------   --------   --------   --------   --------   --------   --------   --------
Total Revenue                                 884.2      895.6      931.6      863.8      218.5      213.4      129.1      133.6
                                           --------   --------   --------   --------   --------   --------   --------   --------
Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits               99.9      127.9      214.3      207.7                             37.6       30.5
Div accum & div to policyholders                                     32.0       36.0
Interest credited to policy bal.              437.2      447.9      299.9      295.2                   0.0
Health policy benefits                                                0.0        0.0                              4.9        6.8
                                           --------   --------   --------   --------   --------   --------   --------   --------
Total insurance benefits                      537.0      575.8      546.2      538.9                   0.0       42.5       37.3
Underwriting, acquisition,
insurance and other expenses:
Commissions                                   141.0      165.0       63.1       69.4                  (0.0)       1.9        3.2
Other volume related expenses                  28.6       26.9       97.4       86.3                  (0.0)
Operating and administrative expenses         110.7      108.4       79.1       76.4      199.6      198.0       38.8       36.2
Restructuring charges                           6.2        1.6       12.8
Taxes, licenses and fees                       10.0        8.9       28.2       28.5        5.8        8.7
Par policyholder interests
Foreign exchange
                                           --------   --------   --------   --------   --------   --------   --------   --------
Subtotal                                      296.4      310.7      280.6      260.6      205.4      206.8       40.7       39.5
Deferral of acquisition costs                 (98.8)    (122.6)    (170.7)    (156.5)                            (1.7)      (1.9)
DAC amortization                               59.4       80.9       76.5       45.7                             20.5       27.6
                                           --------   --------   --------   --------   --------   --------   --------   --------
DAC deferral net of amortization              (39.4)     (41.6)     (94.3)    (110.8)                            18.9       25.7
PVIF amortization                               4.4        7.7       34.6       33.1                             (2.7)      12.4
Other intangibles amortization                                                              4.0        4.2
                                           --------   --------   --------   --------   --------   --------   --------   --------
Total underwriting, acquisition,
insurance and other expenses                  261.4      276.8      220.9      182.8      209.4      211.0       56.9       77.5
                                           --------   --------   --------   --------   --------   --------   --------   --------
Benefits and Expenses                         798.5      852.7      767.2      721.7      209.4      211.0       99.4      114.9
                                           --------   --------   --------   --------   --------   --------   --------   --------
Income from Before Federal Income Tax and
Cumulative Effect of Accounting Changes        85.7       42.9      164.4      142.1        9.1        2.4       29.6       18.8

Federal income taxes                           (2.9)     (12.8)      50.3       41.9        3.5        1.1       10.4       (0.7)
                                           --------   --------   --------   --------   --------   --------   --------   --------
Income Before Cumulative Effect of
Accounting Changes                             88.6       55.7      114.1      100.2        5.6        1.3       19.3       19.5
Cumulative effect of accounting changes
                                           --------   --------   --------   --------   --------   --------   --------   --------
Net Income                                     88.6       55.7      114.1      100.2        5.6        1.3       19.3       19.5
                                           ========   ========   ========   ========   ========   ========   ========   ========
Less:
Restructuring charges                          (4.0)      (1.0)      (8.3)
Realized gains (losses) on investments        (49.3)     (69.5)      (9.9)     (43.4)      (0.2)      (1.4)      (0.0)      (0.4)
Gains (losses) on derivatives                  (1.6)       0.1       (0.1)       0.3
Reserve increase on business sold through
reinsurance
Gain on sale of subsidiaries
Cumulative effect of accounting changes
                                           --------   --------   --------   --------   --------   --------   --------   --------
Income from Operations                        143.5      126.2      132.4      143.2        5.8        2.7       19.3       19.9
                                           ========   ========   ========   ========   ========   ========   ========   ========




                                                                                           PAGE 8A

                            Reconciliation of Business Segments to Consolidated Income Statement
                                            Unaudited [Amounts in Millions]

                                      Corporate and         Consolidating
For the Six Months Ended June 30     Other Operations        Adjustments           Consolidated
                                    -----------------    ------------------    -------------------
                                      Jun        Jun        Jun        Jun        Jun         Jun
                                     2003       2002       2003       2002       2003        2002
                                    -----      ------    ------      ------    ------       ------
Revenue
Life and annuity premiums                       (3.4)                           131.2       143.4
Surrender charges                                           1.1        1.1       40.2        41.4
Mortality assessments                (1.9)      (1.7)                           274.5       260.9
Expense assessments                   1.9        1.7       20.2       21.3      368.0       411.9
Health premiums                       1.8        9.3                              3.1        10.8
Investment advisory fees                                  (49.6)     (49.4)      93.5        95.8
Amortization of deferred gain        36.6       46.2                             36.6        46.2
Amortization of deferred gain-
reserve development                  (0.4)                                       (0.4)
Other revenue and fees              210.9      196.2     (136.7)    (124.5)     145.1       145.9
Net investment income                67.3       92.5       (2.1)      (3.1)   1,314.9     1,312.2
Earnings in Unconsolidated
Affiliates                                      (0.6)                                        (0.6)
Realized gains (losses)
on investments                        0.2       (8.7)                           (91.3)     (185.0)
Gains (losses) on derivatives        (0.2)      (0.0)                            (2.8)        0.6
                                   ------    -------    -------    -------    -------     -------
Total Revenue                       316.3      331.5     (167.1)    (154.4)   2,312.5     2,283.4
                                   ------    -------    -------    -------    -------     -------
Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits     (9.7)       1.5                            342.2       367.6
Div accum & div to policyholders                 0.0                             32.0        36.0
Interest credited to policy bal.     65.4       29.5       13.2       16.1      815.6       788.6
Health policy benefits               11.5       30.4                             16.5        37.3
                                   ------    -------    -------    -------    -------     -------
Total insurance benefits             67.2       61.4       13.2       16.1    1,206.2     1,229.5
Underwriting, acquisition,
insurance and other expenses:
Commissions                          38.0       41.5       14.6       13.6      258.6       292.8
Other volume related expenses        98.1       91.0      (87.2)     (83.9)     137.0       120.2
Operating and administrative
expenses                            120.3      113.2      (95.3)     (92.1)     453.2       440.1
Restructuring charges                                                            19.0         1.6
Taxes, licenses and fees              9.8       14.0                             53.8        60.1
Par policyholder interests
Foreign exchange                     (0.0)       0.6                             (0.0)        0.6
                                   ------    -------    -------    -------    -------     -------
Subtotal                            266.2      260.3     (167.8)    (162.4)     921.5       915.4
Deferral of acquisition costs                   (1.4)     (17.9)     (21.6)    (289.1)     (304.0)
DAC amortization                      0.1        0.2        7.5       16.5      164.1       170.9
                                   ------    -------    -------    -------    -------     -------
DAC deferral net of amortization      0.1       (1.2)     (10.4)      (5.1)    (124.9)     (133.1)
PVIF amortization                                                                36.3        53.3
Other intangibles amortization                                                    4.0         4.2
                                   ------    -------    -------    -------    -------     -------
Total underwriting, acquisition,
insurance and other expenses        266.4      259.1     (178.2)    (167.4)     836.8       839.8
Interest                             48.4       52.5       (2.1)      (3.1)      46.3        49.5
                                   ------    -------    -------    -------    -------     -------
Total Benefits and Expenses         382.0      395.2     (167.1)    (154.4)   2,089.4     2,141.0
                                   ------    -------    -------    -------    -------     -------
Income Before Federal Income
Tax and Cumulative Effect of
Accounting Changes                  (65.7)     (63.7)                           223.1       142.4

Federal income taxes                (22.5)     (21.1)                            38.8         8.3

Income Before Cumulative
Effect of                          ------    -------    -------    -------    -------     -------
Accounting Changes                  (43.3)     (42.6)                           184.3       134.2
                                   ------    -------    -------    -------    -------     -------
Cumulative effect of accounting
changes
                                   ------    -------    -------    -------    -------     -------
Net Income                          (43.3)     (42.6)                           184.3       134.2
                                   ======    =======    =======    =======    =======     =======
Less:
Restructuring charges                                                           (12.3)       (1.0)
Realized gains (losses) on
investments                           0.1       (5.7)                           (59.4)     (120.3)
Gains (losses) on derivatives        (0.1)      (0.0)                            (1.8)        0.4
Reserve increase on business sold
through reinsurance                  (0.2)     (14.4)                            (0.2)      (14.4)
Gain on sale of subsidiaries
Cumulative effect of accounting
changes
                                   ------    -------    -------    -------    -------     -------
Income from Operations              (43.0)     (22.5)       0.0                 258.1       269.5
                                   ======    =======    =======    =======    =======     =======



                                                                                                        PAGE 9

                                                      Statement of Consolidated Income
                                                       Unaudited [Millions of Dollars]

                                                                                               YTD         YTD
                                                                                               Jun         Jun
For the Year Ended December 31        1998        1999       2000       2001      2002        2002        2003
                                   -------     -------    -------    -------   -------     -------     -------
Revenue
Life and annuity premiums            985.6      1183.0     1403.3     1363.4     295.6       143.4       131.2
Surrender charges                     91.5       110.2      114.7      101.5      87.8        41.4        40.2
Mortality assessments                380.1       496.4      496.5      533.3     530.3       260.9       274.5
Expense assessments                  773.8       896.0     1013.1      880.1     792.7       411.9       368.0
Health premiums                      635.1       698.5      409.8      340.6      20.3        10.8         3.1
Investment advisory fees             227.1       223.8      213.1      197.2     183.3        95.8        93.5
Amortization of deferred gain                                           20.4      75.2        46.2        36.6
Amortization of deferred gain-
reserve development                                                               (0.8)                   (0.4)
Other revenue and fees               261.0       344.5      441.1      328.7     299.5       145.9       145.1
Net investment income              2,710.6     2,842.5    2,784.1    2,708.7   2,631.9     1,312.2     1,314.9
Earnings in Unconsolidated
Affiliates                             3.3         5.8       (0.4)       5.7      (0.6)       (0.6)
Realized gains (losses)
on investments                        19.0         3.0      (28.3)     (92.4)   (280.9)     (185.0)      (91.3)
Gains (losses) on derivatives                                           (9.3)      1.2         0.6        (2.8)
                                   -------     -------    -------    -------   -------     -------     -------
Total Revenue                      6,087.1     6,803.7    6,847.1    6,378.0   4,635.5     2,283.4     2,312.5
                                   -------     -------    -------    -------   -------     -------     -------
Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits   1,237.7     1,546.6    1,546.4    1,517.9     811.3       367.6       342.2
Div accum & div to policyholders      78.0        88.4       87.6       83.7      76.0        36.0        32.0
Interest credited to policy bal.   1,446.2     1,510.4    1,474.2    1,506.0   1,617.1       788.6       815.6
Health policy benefits               566.9       659.7      449.0      302.1      49.7        37.3        16.5
Reserve developments on Reins.
business sold                                                                    305.4        22.2
                                   -------     -------    -------    -------   -------     -------     -------
Total insurance benefits           3,328.9     3,805.0    3,557.2    3,409.7   2,859.5     1,251.7     1,206.2
Underwriting, acquisition,
insurance and other expenses:
Commissions                          740.1       961.0      919.1      860.3     579.4       292.8       258.6
Other volume related expenses        150.7       197.1      253.8      184.8     256.8       120.2       137.0
Operating and administrative
expenses                             997.9      1165.3     1157.0     1114.5     928.0       440.1       453.2
Restructuring charges                 52.8        27.4      104.9       38.0      (2.2)        1.6        19.0
Taxes, licenses and fees              73.1        77.9      107.5      122.9     106.8        60.1        53.8
Par policyholder interests            (4.3)        3.3        1.1
Foreign exchange                      (1.5)        1.9       (2.9)      (1.4)      0.3         0.6        (0.0)
                                   -------     -------    -------    -------   -------     -------     -------
Subtotal                           2,008.8     2,433.8    2,540.6    2,319.1   1,869.0       915.4       921.5
Deferral of acquisition costs                                         (714.1)   (627.3)     (304.0)     (289.1)
DAC amortization                                                       367.8     346.7       170.9       164.1
                                   -------     -------    -------    -------   -------     -------     -------
DAC deferral net of amortization    (208.2)     (314.6)    (427.5)    (346.3)   (280.6)     (133.1)     (124.9)
PVIF amortization                     77.1       102.5      132.6      113.1     136.5        53.3        36.3
Other intangibles amortization        18.8        18.0       17.7       12.1       8.2         4.2         4.0
                                   -------     -------    -------    -------   -------     -------     -------
Total underwriting, acquisition,
insurance and other expenses       1,896.5     2,239.7    2,263.5    2,098.0   1,733.2       839.8       836.8
Goodwill amortization                 44.5        49.2       45.1       43.4
Interest                             117.1       133.7      139.5      121.0      96.6        49.5        46.3
                                   -------     -------    -------    -------   -------     -------     -------
Total Benefits and Expenses        5,386.9     6,227.6    6,005.3    5,672.1   4,689.3     2,141.0     2,089.4
                                   -------     -------    -------    -------   -------     -------     -------
Income Before Federal Income
Tax and Cumulative Effect of
Accounting Changes                   700.2       576.1      841.8      705.9     (53.8)      142.4       223.1

Federal income taxes                 190.4       115.7      220.4      144.7    (102.6)        8.3        38.8

Income Before Cumulative
Effect of                          -------     -------    -------    -------   -------     -------     -------
Accounting Changes                   509.8       460.4      621.4      561.2      48.8       134.2       184.3
                                   -------     -------    -------    -------   -------     -------     -------
Cumulative effect of
accounting changes                                                     (15.6)
                                   -------     -------    -------    -------   -------     -------     -------
Net Income                           509.8       460.4      621.4      545.7      48.8       134.2       184.3
                                   =======     =======    =======    =======   =======     =======     =======
Less:
Restructuring charges                (34.3)      (18.9)     (80.2)     (24.7)      2.0        (1.0)      (12.3)
Realized gains (losses)
on investments                        13.7         3.8      (17.5)     (68.7)   (177.2)     (120.3)      (59.4)
Gains (losses) on derivatives                                           (4.9)      0.8         0.4        (1.8)
Reserve increase on business
sold through reinsurance                                                        (199.1)      (14.4)       (0.2)
Gain on sale of subsidiaries                                            15.0      (9.4)
Cumulative Effect of
Accounting Changes                                                     (15.6)
                                   -------     -------    -------    -------   -------     -------     -------
Income from Operations               530.4       475.5      719.1      644.4     431.6       269.5       258.1
                                   =======     =======    =======    =======   =======     =======     =======

--------------------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-year                                         3,070.5   2,885.3     2,885.3     2,970.9
Deferral                                                               714.1     627.3       304.0       289.1
Amortization                                                          (367.8)   (346.7)     (170.9)     (164.1)
                                                                     -------   -------     -------     -------
Included in Total Benefits
and Expenses                                                           346.3     280.6       133.1       124.9
Adjustment related to realized
(gains) losses
on securities available-for-sale                                       112.9     115.0        74.3        38.3
Adjustment related to unrealized
(gains) losses
on securities available-for-sale                                      (187.2)   (338.5)      (37.2)     (453.4)
Foreign currency translation
adjustment                                                             (16.0)     56.9        29.5        16.3
Disposition of business                                               (425.9)      0.0         0.0         0.0
Other                                                                  (15.3)    (28.4)      (28.3)        0.0
                                                                     -------   -------     -------     -------
Balance at end-of-year                                               2,885.3   2,970.9     3,056.7     2,697.0
                                                                     =======   =======     =======     =======
Roll Forward of Present Value
of In-Force

Balance at beginning-of-year                                         1,483.3   1,362.5     1,362.5     1,250.1
Amortization                                                          (113.1)   (136.5)      (53.3)      (36.3)
Foreign currency translation
adjustment                                                              (7.0)     24.1        12.3         6.9
Other                                                                   (0.7)     (0.0)       (0.1)        0.0
                                                                     -------   -------     -------     -------
Balance at end-of-year                                               1,362.5   1,250.1     1,321.4     1,220.7
                                                                     =======   =======     =======     =======


Note: 2001 and 2002 have been restated for the adoption of the fair value method of accounting for stock options under FAS 123.




                                                                                          PAGE 10

                                          Statement of Consolidated Income
                                           Unaudited [Millions of Dollars]

For the Quarter Ended                             Jun        Sep        Dec        Mar        Jun
                                                 2001       2001       2001       2002       2002
                                              -------    -------    -------    -------    -------
Revenue
Life and annuity premiums                       353.9      336.8      270.7       74.7       68.7
Surrender charges                                22.8       23.2       27.7       20.2       21.3
Mortality assessments                           133.7      133.3      132.6      130.4      130.5
Expense assessments                             219.8      217.4      205.9      203.9      208.0
Health premiums                                  95.7      103.9       36.1        2.4        8.3
Investment advisory fees                         49.6       47.2       50.9       48.0       47.8
Amortization of deferred gain                                          20.4       24.2       22.0
Amortization of deferred gain-reserve
development
Other revenue and fees                           54.9      100.2       87.9       70.8       75.1
Net investment income                           680.7      693.3      653.1      654.8      657.4
Earnings in Unconsolidated Affiliates             0.0        0.4        4.3                  (0.6)
Realized gains (losses) on investments          (17.9)     (37.1)     (16.8)    (103.5)     (81.5)
Gains (losses) on derivatives                     0.3       (0.5)      (8.9)       0.1        0.4
                                              -------    -------    -------    -------    -------
Total Revenue                                 1,593.5    1,618.0    1,463.8    1,126.0    1,157.5
                                              -------    -------    -------    -------    -------
Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits                373.6      422.6      302.8      176.1      191.5
Div accum & div to policyholders                 20.2       18.0       26.6       17.8       18.2
Interest credited to policy bal.                369.7      378.7      390.6      406.2      382.5
Health policy benefits                           91.5       83.8       25.0        3.3       33.9
Reserve developments on Reins.
business sold                                                                                22.2
                                              -------    -------    -------    -------    -------
Total insurance benefits                        855.0      903.1      744.9      603.4      648.3
Underwriting, acquisition,
insurance and other expenses:
Commissions                                     217.6      207.9      217.9      144.2      148.6
Other volume related expenses                    58.9       53.1       29.1       54.7       65.5
Operating and administrative expenses           257.7      279.7      314.9      220.7      219.4
Restructuring charges                             5.9       (0.0)      31.0                   1.6
Taxes, licenses and fees                         29.2       30.0       28.4       36.6       23.5
Par policyholder interests                        0.0
Foreign exchange                                  2.0       (2.5)       1.1        0.0        0.6
                                              -------    -------    -------    -------    -------
Subtotal                                        571.4      568.3      622.4      456.2      459.2
Deferral of acquisition costs                  (175.1)    (183.4)    (194.5)    (147.9)    (156.1)
DAC amortization                                 82.9      118.0       56.8       70.4      100.5
                                              -------    -------    -------    -------    -------
DAC deferral net of amortization                (92.2)     (65.4)    (137.7)     (77.5)     (55.5)
PVIF amortization                                23.6       34.4       21.8       21.3       31.9
Other intangibles amortization                    2.6        2.6        2.5        2.2        2.0
                                              -------    -------    -------    -------    -------
Total underwriting, acquisition,
insurance and other expenses                    505.4      539.9      509.0      402.2      437.6
Goodwill amortization                            10.9       10.9       10.7
Interest                                         32.0       29.6       25.0       24.8       24.6
                                              -------    -------    -------    -------    -------
Total Benefits and Expenses                   1,403.3    1,483.5    1,289.7    1,030.4    1,110.5
                                              -------    -------    -------    -------    -------
Income Before Federal Income Tax and
Cumulative Effect of Accounting Changes         190.2      134.5      174.2       95.5       46.9

Federal income taxes                             47.8       26.4       17.3        9.9       (1.6)
                                              -------    -------    -------    -------    -------
Income Before Cumulative Effect of
Accounting Changes                              142.4      108.0      156.9       85.6       48.5
                                              -------    -------    -------    -------    -------
Cumulative effect of accounting changes         (11.3)                 (0.0)
                                              -------    -------    -------    -------    -------
Net Income                                      131.1      108.0      156.9       85.6       48.5
                                              -------    -------    -------    -------    -------
Less:
Restructuring charges                            (3.9)       0.0      (20.2)                 (1.0)
Realized gains (losses) on investments          (11.5)     (23.8)     (20.0)     (67.6)     (52.7)
Gains (losses) on derivatives                     0.2       (0.4)      (4.6)       0.1        0.3
Reserve increase on business sold through
reinsurance                                                                                 (14.4)
Gain on sale of subsidiaries                                           15.0
Cumulative Effect of Accounting Changes         (11.3)                 (0.0)
                                              -------    -------    -------    -------    -------
Income from Operations                          157.5      132.2      186.7      153.1      116.4
                                              =======    =======    =======    =======    =======

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period                2,963.4    3,129.1    3,087.2    2,885.3    3,114.9
Deferral                                        175.1      183.4      194.5      147.9      156.1
Amortization                                    (82.9)    (118.0)     (56.8)     (70.4)    (100.5)
                                              -------    -------    -------    -------    -------
Included in Total Benefits and Expenses          92.2       65.4      137.7       77.5       55.5
Adjustment related to realized (gains)
losses on securities available-for-sale          17.8       23.9       49.5       41.9       32.5
Adjustment related to unrealized (gains)
losses on securities available-for-sale          55.8     (157.0)      68.1      114.9     (152.1)
Foreign currency translation adjustment          (0.2)      23.8       (7.2)     (12.2)      41.7
Disposition of business                                              (425.9)
Other                                             0.1        2.1      (24.2)       7.5      (35.7)
                                              -------    -------    -------    -------    -------
Balance at end-of-period                      3,129.1    3,087.2    2,885.3    3,114.9    3,056.7
                                              =======    =======    =======    =======    =======

Roll Forward of Present Value of In-Force

Balance at beginning-of-period                1,436.0    1,412.3    1,387.4    1,362.5    1,336.1
Amortization                                    (23.6)     (34.4)     (21.8)     (21.3)     (31.9)
Foreign currency translation adjustment          (0.1)      10.3       (3.2)      (5.1)      17.4
Other                                                       (0.7)                            (0.1)
                                              -------    -------    -------    -------    -------
Balance at end-of-period                      1,412.3    1,387.4    1,362.5    1,336.1    1,321.4
                                              =======    =======    =======    =======    =======


For the Quarter Ended                             Sep        Dec        Mar        Jun
                                                 2002       2002       2003       2003
                                              -------    -------    -------    -------
Revenue
Life and annuity premiums                        71.6       80.7       65.3       65.9
Surrender charges                                22.8       23.5       18.9       21.3
Mortality assessments                           134.1      135.3      138.9      135.6
Expense assessments                             193.2      187.6      177.1      190.9
Health premiums                                  (9.6)      19.1        3.0        0.1
Investment advisory fees                         42.9       44.7       44.2       49.4
Amortization of deferred gain                    22.1        6.9       18.4       18.2
Amortization of deferred gain-reserve
development                                      (1.4)       0.5       (0.2)      (0.2)
Other revenue and fees                           72.1       81.5       70.6       74.5
Net investment income                           652.4      667.3      654.6      660.2
Earnings in Unconsolidated Affiliates
Realized gains (losses) on investments          (37.1)     (58.9)     (89.6)      (1.7)
Gains (losses) on derivatives                     0.3        0.3       (1.9)      (1.0)
                                              -------    -------    -------    -------
Total Revenue                                 1,163.4    1,188.6    1,099.3    1,213.2
                                              -------    -------    -------    -------
Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits                229.7      214.0      187.1      155.1
Div accum & div to policyholders                 17.2       22.8       14.4       17.6
Interest credited to policy bal.                417.4      411.1      409.3      406.3
Health policy benefits                            7.3        5.1        2.3       14.2
Reserve developments on Reins.
business sold                                   270.0       13.2
                                              -------    -------    -------    -------
Total insurance benefits                        941.6      666.2      613.0      593.2
Underwriting, acquisition,
insurance and other expenses:
Commissions                                     124.6      162.0      125.7      132.9
Other volume related expenses                    63.9       72.6       71.5       65.4
Operating and administrative expenses           228.1      259.7      217.8      235.5
Restructuring charges                            (2.1)      (1.7)       5.5       13.5
Taxes, licenses and fees                         24.1       22.6       30.6       23.1
Par policyholder interests
Foreign exchange                                  0.4       (0.6)      (0.0)
                                              -------    -------    -------    -------
Subtotal                                        439.1      514.6      451.2      470.3
Deferral of acquisition costs                  (155.5)    (167.8)    (148.5)    (140.6)
DAC amortization                                113.0       62.8      100.1       64.0
                                              -------    -------    -------    -------
DAC deferral net of amortization                (42.5)    (105.0)     (48.4)     (76.5)
PVIF amortization                                40.2       43.0       22.7       13.6
Other intangibles amortization                    2.0        2.0        2.0        2.0
                                              -------    -------    -------    -------
Total underwriting, acquisition,
insurance and other expenses                    438.8      454.5      427.5      409.3
Goodwill amortization
Interest                                         23.7       23.5       23.3       23.0
                                              -------    -------    -------    -------
Total Benefits and Expenses                   1,404.1    1,144.2    1,063.9    1,025.5
                                              -------    -------    -------    -------
Income Before Federal Income Tax and
Cumulative Effect of Accounting Changes        (240.7)      44.4       35.4      187.7

Federal income taxes                           (104.3)      (6.6)      (6.1)      45.0
                                              -------    -------    -------    -------
Income Before Cumulative Effect of
Accounting Changes                             (136.4)      51.0       41.6      142.7
                                              -------    -------    -------    -------
Cumulative effect of accounting changes
                                              -------    -------    -------    -------
Net Income                                     (136.4)      51.0       41.6      142.7
                                              -------    -------    -------    -------
Less:
Restructuring charges                             1.3        1.7       (3.6)      (8.8)
Realized gains (losses) on investments          (23.6)     (33.3)     (58.2)      (1.1)
Gains (losses) on derivatives                     0.1        0.2       (1.2)      (0.6)
Reserve increase on business sold through
reinsurance                                    (176.4)      (8.2)      (0.1)      (0.1)
Gain on sale of subsidiaries                                (9.4)
Cumulative Effect of Accounting Changes
                                              -------    -------    -------    -------
Income from Operations                           62.1      100.0      104.8      153.3
                                              =======    =======    =======    =======

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period                3,056.6    2,868.7    2,970.9    2,919.0
Deferral                                        155.5      167.8      148.5      140.6
Amortization                                   (113.0)     (62.8)    (100.1)     (64.0)
                                              -------    -------    -------    -------
Included in Total Benefits and Expenses          42.5      105.0       48.4       76.5
Adjustment related to realized (gains)
losses on securities available-for-sale          22.9       17.8       30.0        8.3
Adjustment related to unrealized (gains)
losses on securities available-for-sale        (267.1)     (34.2)    (119.4)    (334.0)
Foreign currency translation adjustment          13.8       13.7      (10.9)      27.2
Disposition of business
Other                                            (0.0)
                                              -------    -------    -------    -------
Balance at end-of-period                      2,868.7    2,971.0    2,919.0    2,697.0
                                              =======    =======    =======    =======

Roll Forward of Present Value of In-Force

Balance at beginning-of-period                1,321.4    1,286.9    1,250.1    1,223.1
Amortization                                    (40.2)     (43.0)     (22.7)     (13.6)
Foreign currency translation adjustment           5.7        6.1       (4.3)      11.2
Other                                                        0.1
                                              -------    -------    -------    -------
Balance at end-of-period                      1,286.9    1,250.1    1,223.1    1,220.7
                                              =======    =======    =======    =======




                                                                                                                     PAGE 11

                                   Reconciliation of Business Segments to Consolidated Balance Sheets
                                                     Unaudited [Millions of Dollars]

                                                                                         Investment
                                         Lincoln Retirement       Life Insurance         Management            Lincoln UK
                                         ------------------     -----------------    ------------------    ------------------
ASSETS                                       Jun        Dec        Jun        Dec        Jun        Dec        Jun        Dec
                                            2003       2002       2003       2002       2003       2002       2003       2002
                                        --------   --------   --------   --------   --------   --------   --------   --------
Investments
Corporate bonds                         14,154.4   12,928.9    8,567.8    7,879.1      520.7      494.5      653.2      621.0
U.S. government bonds                       55.7       41.1       61.8       87.0        0.1        0.1       40.1
Foreign government bonds                   351.0      259.2      175.3      136.5        3.9        1.5      337.6      307.5
Asset/Mortgage backed securities         3,140.8    3,243.5      938.7      937.0       47.4       47.2
State and municipal bonds                   93.6       67.8       29.6       30.4        1.3
Preferred stocks-redeemable                 70.7       55.6       31.9       12.5        8.8        8.9
Common stocks                                0.1        0.1        0.0        1.5                             58.2      128.9
Preferred stocks-equity                     34.2       33.6                              2.9        2.7
Mortgage loans                           2,264.1    2,210.3    1,629.2    1,572.6       79.4       81.2        0.3        0.3
Real estate                                                                                                    0.2        0.2
Policy loans                               450.6      469.5    1,461.4    1,468.2                              7.6        7.9
Other long-term investments                 38.4       27.9       19.2       23.7
                                        --------   --------   --------   --------   --------   --------   --------   --------
Total Investments                       20,653.7   19,337.5   12,914.7   12,148.5      664.4      636.1    1,097.2    1,066.0
                                        --------   --------   --------   --------   --------   --------   --------   --------


Allocated investments                    3,586.1    3,757.4    1,230.4    1,250.7       92.3      100.0
Notes receivable from LNC                  426.2      358.8      247.4      207.7       48.9       51.7
Invest in unconsol affiliates
Cash and invested cash                    (111.5)     (76.7)     (23.7)     (22.7       69.7       52.9      136.0      206.7
Property and equipment                       4.6        1.5        3.4        7.7       41.5       44.7       18.7       19.0
Premium and fees receivable                 (0.3)       0.7       20.1       32.0       44.6       37.0
Accrued investment income                  262.0      256.7      184.3      171.7        9.2        9.0       23.0       22.2
Assets held in separate accounts        29,584.4   26,934.1    1,529.6    1,310.4                          5,492.5    5,077.9
Federal income tax recoverable
Amount recoverable from reinsurers       1,241.0    1,169.7      967.7      920.5
Deferred acquisition costs                 653.1      855.8    1,381.3    1,424.5                            595.1      597.6
Other intangible assets                                                                 37.9       41.8
Present value of in-force                  118.3      122.7      855.5      890.1                            247.0      237.4
Goodwill                                    64.1       64.1      855.1      855.1      300.7      300.7       13.7       13.3
Other                                      188.1      114.1      417.9      395.6      171.9      187.4      112.6       87.0
                                        --------   --------   --------   --------   --------   --------   --------   --------
Total Assets                            56,669.9   52,896.4   20,583.5   19,591.6    1,481.1    1,461.4    7,735.8    7,327.1
                                        ========   ========   ========   ========   ========   ========   ========   ========

-----------------------------------------------------------------------------------------------------------------------------

                                              Corporate and      Consolidating
                                           Other Operations       Adjustments                                  Consolidated
                                          -----------------    ------------------                         -------------------

ASSETS                                       Jun        Dec       Jun         Dec                              Jun        Dec
                                            2003       2002      2003        2002                             2003       2002
                                        --------   --------   --------   --------                         --------   --------
Investments
Corporate bonds                          4,523.2    4,011.1                                               28,419.3   25,934.7
U.S. government bonds                      404.3      385.4                                                  561.9      513.6
Foreign government bonds                   481.7      405.6                                                1,349.4    1,110.2
Asset/Mortgage backed securities           628.0      787.8                                                4,754.9    5,015.5
State and municipal bonds                   25.9       16.2                                                  150.4      114.4
Preferred stocks-redeemable                  7.1        2.1                                                  118.5       79.0
Common stocks                               88.2       97.4                                                  146.6      228.0
Preferred stocks-equity                     73.6       72.9                                                  110.7      109.2
Mortgage loans                             341.3      341.0                                                4,314.3    4,205.5
Real estate                                240.1      279.5                                                  240.3      279.7
Policy loans                                                                                               1,919.6    1,945.6
Other long-term investments                448.1      412.8       (0.0)      (0.0)                           505.6      464.4
                                        --------   --------   --------   --------                         --------   --------
Total Investments                        7,261.6    6,811.9       (0.0)      (0.0)                        42,591.6   39,999.9
                                        --------   --------   --------   --------                         --------   --------

Allocated investments                      (45.0)    (468.2)  (4,863.7)  (4,639.9)                             0.0       (0.0)
Notes receivable from LNC                 (721.4)    (617.6)      (1.0)      (0.5)                            (0.0)       0.0
Invest in unconsol affiliates
Cash and invested cash                   1,875.3    1,530.4                                                1,945.8    1,690.5
Property and equipment                     170.9      169.3                                                  239.1      242.1
Premium and fees receivable                331.7      143.2                                                  396.0      212.9
Accrued investment income                   76.5       77.0                                                  555.1      536.7
Assets held in separate accounts                               3,336.3    2,856.0                         39,942.8   36,178.3
Federal income tax recoverable                                              317.7                                       317.7
Amount recoverable from reinsurers       5,423.2    5,450.1     (254.8)    (260.3)                         7,377.1    7,280.0
Deferred acquisition costs                   2.0        2.2       65.5       90.8                          2,697.1    2,970.9
Other intangible assets                                                                                       37.9       41.8
Present value of in-force                                                                                  1,220.8    1,250.1
Goodwill                                    (0.0)      (0.0)                                               1,233.6    1,233.2
Other                                      748.0      853.2     (342.5)    (407.0)                         1,295.9    1,230.3
                                        --------   --------   --------   --------                         --------   --------
Total Assets                            15,122.8   13,951.4   (2,060.3)  (2,043.4)                        99,532.8   93,184.6
                                        ========   ========   ========   ========                         ========   ========




                                                                                                                      PAGE 12

                                    Reconciliation of Business Segments to Consolidated Balance Sheets
                                                 Unaudited [Millions of Dollars]

                                                                                             Investment
                                                  Lincoln Retirement    Life Insurance       Management        Lincoln UK
                                                  ------------------  ------------------  ----------------  -----------------
LIABILITIES and SHAREHOLDERS' EQUITY                   Jun       Dec       Jun       Dec      Jun      Dec      Jun      Dec
                                                      2003      2002      2003      2002     2003     2002     2003     2002
                                                  --------  --------  --------  -------- -------- -------- -------- --------
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves                          2,715.8   2,718.5  14,129.3  13,780.9                    1,317.7  1,336.2
Health reserves                                                            0.3       0.3                       48.0     48.5
Unpaid claims - life and health                       50.8      48.3     110.7     108.3                       47.4     44.7
Unearned premiums                                                          0.0       0.0
Premium deposit funds                             20,711.1  19,921.6      18.6      18.3                       30.8     30.8
Participating policyholders' funds                                       193.8     156.7
Other policyholders' funds                                               621.8     603.5
Liab related to separate accounts                 29,584.4  26,934.1   1,529.6   1,310.4                    5,492.5  5,077.9
                                                  --------  --------  --------  --------                   -------- --------
Total Insurance and Inv Contract Liabilities      53,062.2  49,622.4  16,604.1  15,978.4                    6,936.4  6,538.1


Federal income taxes                                 438.0     220.7     240.7      97.3     19.2     30.1      7.2     (7.2)
Short-term debt
Long-term debt
Minority Interest in pref. securities of sub.
Notes payable to LNC                                   1.6       0.2
Other liabilities                                    217.1      94.5     558.9     443.9    880.0    835.7    261.7    201.3
Deferred gain on indemnity reinsurance
                                                  --------  --------  --------  -------- -------- -------- -------- --------
Total Liabilities                                 53,718.9  49,937.8  17,403.7  16,519.6    899.2    865.8  7,205.3  6,732.2
                                                  --------  --------  --------  -------- -------- -------- -------- --------

Net unrealized gains (losses) on securities          705.2     309.8     359.8     178.0      2.9      6.4     30.9     25.8
Gains (losses) on derivatives*                        12.2      10.6      14.5      16.7
Other shareholders' equity                         2,233.7   2,638.2   2,806.1   2,878.0    581.6    591.9    533.5    602.1
S/Hs' equity-minimum pension liability adjustment                         (0.7)     (0.7)    (2.6)    (2.6)   (34.0)   (33.0)
Cumulative effect of accounting change
                                                  --------  --------  --------  -------- -------- -------- -------- --------
Shareholders' Equity                                 2,951     2,959     3,180     3,072      582      596      530      595
                                                  --------  --------  --------  -------- -------- -------- -------- --------

Total Liabilities and S/Hs' Equity                56,669.9  52,896.4  20,583.5  19,591.6  1,481.1  1,461.4  7,735.8  7,327.1
                                                  ========  ========  ========  ======== ======== ======== ========  =======

----------------------------------------------------------------------------------------------------------------------------

                                                    Corporate and       Consolidating
                                                   Other Operations      Adjustments                          Consolidated
                                                  ------------------  ------------------                   ------------------

LIABILITIES and SHAREHOLDERS' EQUITY                   Jun       Dec       Jun       Dec                        Jun       Dec
                                                      2003      2002      2003      2002                       2003      2002
                                                  --------  --------  --------  --------                   --------- --------
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves                          2,126.1   2,209.4     (94.4)    (94.7)                  20,194.5  19,950.3
Health reserves                                    2,655.0   2,640.2                                        2,703.3   2,689.0
Unpaid claims - life and health                      788.1     577.1                                          997.1     778.4
Unearned premiums                                     24.0     141.2                                           24.0     141.2
Premium deposit funds                                143.8      40.1     533.4     508.1                   21,437.7  20,518.8
Participating policyholders' funds                                                                            193.8     156.7
Other policyholders' funds                                       7.4                                          621.8     610.9
Liab related to separate accounts                                      3,336.3   2,856.0                   39,942.8  36,178.3
                                                  --------  --------  --------   -------                   --------- --------
Total Insurance and Inv Contract Liabilities       5,737.0   5,615.4   3,775.3   3,269.4                   86,115.0  81,023.6


Federal income taxes                                (634.0)   (659.4)      0.8     318.5                       72.0
Short-term debt                                       83.4     153.0                                           83.4     153.0
Long-term debt                                     1,121.4   1,119.2                                        1,121.4   1,119.2
Preferred securities of subsidiary trusts            397.1     392.7                                          397.1     392.7
Notes payable to LNC                                 258.5     308.7    (260.1)   (308.9)                      (0.0)     (0.0)
Other liabilities                                  3,783.0   3,277.6    (711.7)   (681.5)                   4,989.0   4,171.5
Deferred gain on indemnity reinsurance               938.9     977.1                                          938.9     977.1
                                                  --------  --------  --------  --------                   --------  --------
Total Liabilities                                 11,685.5  11,184.4   2,804.3   2,597.4                   93,716.9  87,837.2
                                                  --------  --------  --------  --------                   --------  --------

Net unrealized gains (losses) on securities           13.8     228.2       5.2       5.2                    1,117.8     753.3
Gains (losses) on derivatives*                         2.2       1.0                                           28.8      28.3
Other shareholders' equity                         3,482.9   2,599.3  (4,869.7) (4,645.9)                   4,768.1   4,663.7
Minimum pension liability adjustment                 (61.6)    (61.6)                                         (98.8)    (97.8)
Cumulative effect of accounting change
                                                  --------  --------  --------  --------                    -------  --------
Shareholders' Equity                               3,437.3   2,767.0  (4,864.6) (4,640.7)                   5,815.9   5,347.5
                                                  --------  --------  --------  --------                    -------  --------

                                                  --------  --------  --------  --------                   --------- --------
Total Liabilities and S/Hs' Equity                15,122.8  13,951.4  (2,060.3) (2,043.4)                  99,532.8  93,184.6
                                                  ========  ========  ========  ========                   ========= ========

*  Cumulative effect of accounting change recorded upon the adoption of FAS 133 in the 1st quarter of 2001 is a component of gains (losses) on derivatives in the 1st quarter of 2002.




                                                                                                                      PAGE 13

                                                  Five Year Comparative Balance Sheet
                                      Unaudited [Millions of Dollars except Common Share Data]

ASSETS                                           1998              1999              2000              2001              2002
                                             --------          --------          --------          --------          --------

Investments
Corporate bonds                              22,505.2          21,119.5          21,249.7          23,105.1          25,934.7
U.S. government bonds                         1,134.6             538.3             542.9             410.5             513.6
Foreign government bonds                      1,321.2           1,447.5           1,321.1           1,174.7           1,110.2
Mortgage backed securities                    5,080.5           4,404.0           4,160.4           3,524.7           5,015.5
State and municipal bonds                        16.7              14.7              14.6              44.7             114.4
Preferred stocks-redeemable                     174.6             164.7             161.2              85.9              79.0
Common stocks                                   463.1             514.5             436.6             319.3             228.0
Preferred stocks-equity                          79.8              89.5             113.1             151.2             109.2
Mortgage loans                                4,393.1           4,735.4           4,663.0           4,535.5           4,205.5
Real estate                                     488.7             256.2             282.0             267.9             279.7
Policy loans                                  1,840.0           1,892.4           1,960.9           1,939.7           1,945.6
Other long-term investments                     432.0             401.8             463.3             553.8             464.4
                                             --------          --------          --------          --------          --------
Total Investments                            37,929.5          35,578.4          35,368.6          36,113.1          39,999.9
                                             --------          --------          --------          --------          --------

Invest in unconsol affiliates                    18.8              25.8               6.4               8.1
Cash and invested cash                        2,433.4           1,895.9           1,927.4           3,095.5           1,690.5
Property and equipment                          174.8             203.8             228.2             257.5             242.1
Premiums and fees receivable                    246.2             259.6             296.7             400.1             212.9
Accrued investment income                       528.5             533.2             546.4             563.5             536.7
Assets held in separate accounts             43,408.9          53,654.2          50,579.9          44,833.4          36,178.3
Federal income taxes recoverable                204.1             345.0             207.5              55.5             317.7
Amounts recoverable from reinsurers           3,127.1           3,954.3           3,747.7           6,030.4           7,280.0
Deferred acquisition costs                    1,964.4           2,800.3           3,070.5           2,885.3           2,970.9
Other intangible assets                          95.1              92.3              73.7              50.1              41.8
Present value of in-force                     1,753.3           1,654.2           1,483.3           1,362.5           1,250.1
Goodwill                                      1,484.3           1,423.0           1,286.0           1,211.8           1,233.2
Other                                           468.0             675.7           1,021.6           1,174.9           1,230.3
                                             --------         ---------          --------          --------          --------
Total Assets                                 93,836.3         103,095.7          99,844.1          98,041.6          93,184.6
                                             ========         =========          ========          ========          ========

LIABILITIES and SHAREHOLDERS'
EQUITY

Liabilities
Insurance and Investment Contract
Liabilities:
Life and annuity reserves                    16,434.2          17,071.4          17,841.2          17,917.0          19,950.3
Health reserves                               2,600.1           2,507.8           2,523.8           2,537.9           2,689.0
Unpaid claims-life and health                 1,043.4           1,269.8           1,316.6           1,087.5             778.4
Unearned premiums                                62.3              75.8              46.5              66.9             141.2
Premium deposit funds                        20,171.9          19,624.1          17,715.5          18,585.0          20,518.8
Participating policyholders' funds              142.7             132.0             139.4             100.2             156.7
Other policyholders' funds                      438.4             472.6             522.2             562.7             610.9
Liab related to separate accounts            43,408.9          53,654.2          50,579.9          44,833.4          36,178.3
                                             --------          --------          --------          --------          --------
Total Ins and Inv Contr Liabilities          84,301.9          94,807.7          90,685.1          85,690.6          81,023.6

Federal income taxes
Short-term debt                                 314.6             460.2             312.9             350.2             153.0
Long-term debt                                  712.2             712.0             712.2             861.8           1,119.2
Preferred securities of subsidiary trusts       745.0             745.0             745.0             474.7             392.7
Other liabilities                             2,374.6           2,107.0           2,434.7           4,216.1           4,171.5
Deferred gain on indemnity reinsurance                                                              1,144.5             977.1
                                             --------          --------          --------          --------          --------
Total Liabilities                            88,448.3          98,831.9          94,890.0          92,737.8          87,837.2
                                             --------          --------          --------          --------          --------

S/Hs' equity-unrealized gains
(losses)-cont op.                               552.4            (465.7)             12.0             199.6             781.6
S/Hs' equity-foreign currency                    50.0              30.0              21.9              (8.1)             50.8
S/Hs' equity-minimum pension
liability adjustment                                                                                  (36.0)            (97.8)
S/Hs' equity-other                            4,785.6           4,699.5           4,920.1           5,130.6           4,612.9
Cumulative effect of accounting change                                                                 17.6
                                             --------          --------          --------          --------          --------
Total Shareholders' Equity                    5,387.9           4,263.9           4,954.1           5,303.8           5,347.5
                                             --------          --------          --------          --------          --------

                                             --------          --------          --------          --------          --------
Total Liabilities
and Shareholders' Equity                     93,836.3         103,095.7          99,844.1          98,041.6          93,184.6
                                             ========         =========          ========          ========          ========

Shareholders' Equity Per Share
Book Value, Excluding AOCI                     $23.62            $23.98            $25.74            $27.39            $25.97
Common shares outstanding                       202.6             196.0             191.2             187.3             177.6




                                                                                              PAGE 14
                                        Quarterly Balance Sheet
                        Unaudited [Millions of Dollars except Common Share Data]

                                                  Jun         Sep         Dec         Mar         Jun
                                                 2001        2001        2001        2002        2002
                                             --------    --------    --------    --------    --------
ASSETS

Investments
Corporate bonds                              22,116.6    23,424.3    23,105.1    23,470.4    23,993.6
U.S. government bonds                           510.0       467.7       410.5       429.1       441.6
Foreign government bonds                      1,236.3     1,160.3     1,174.7     1,180.1     1,120.1
Mortgage backed securities                    3,844.6     3,765.6     3,524.7     3,613.9     4,031.0
State and municipal bonds                        14.1        14.4        44.7        62.6        58.8
Preferred stocks - redeemable                   152.2        99.3        85.9        84.6        79.6
Common stocks                                   373.3       311.2       319.3       284.4       267.7
Preferred stocks - equity                       160.8       166.5       151.2       154.2       151.8
Mortgage loans                                4,652.8     4,663.1     4,535.5     4,448.2     4,395.4
Real estate                                     306.9       288.8       267.9       258.2       258.7
Policy loans                                  1,947.4     1,943.4     1,939.7     1,918.0     1,906.1
Other long-term investments                     480.9       483.4       553.8       459.6       456.0
                                             --------    --------    --------    --------    --------
Total Investments                            35,796.0    36,788.0    36,113.1    36,363.1    37,160.1
                                             --------    --------    --------    --------    --------

Invest in unconsol affiliates                     6.1         6.5         8.1         8.1         7.5
Cash and invested cash                        1,501.9     1,996.3     3,095.5     1,699.5     2,265.4
Property and equipment                          251.4       261.0       257.5       266.4       253.5
Premiums and fees receivable                    303.7       264.5       400.1       376.3       461.4
Accrued investment income                       573.2       615.1       563.5       577.1       556.3
Assets held in separate accounts             47,140.2    39,479.8    44,833.4    44,916.7    40,579.6
Federal income taxes recoverable                210.5        71.6        55.5       593.4       483.4
Amount recoverable from reinsurers            3,662.0     3,818.3     6,030.4     6,096.3     6,509.9
Deferred acquisition costs                    3,129.1     3,087.2     2,885.3     3,114.9     3,056.6
Other intangible assets                          66.7        64.1        50.1        47.9        45.8
Present value of in-force                     1,412.3     1,387.4     1,362.5     1,336.1     1,321.4
Goodwill                                      1,263.6     1,253.2     1,211.8     1,211.5     1,212.4
Other                                         1,147.7     1,149.4     1,174.9     1,280.9     1,200.6
                                             --------    --------    --------    --------    --------
Total Assets                                 96,464.2    90,242.4    98,041.6    97,888.5    95,114.2
                                             ========    ========    ========    ========    ========

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves                    17,865.3    17,990.8    17,917.0    18,014.6    18,611.2
Health reserves                               2,533.9     2,573.2     2,537.9     2,492.4     2,176.1
Unpaid claims-life and health                 1,136.5     1,206.6     1,087.5     1,153.6     1,086.1
Unearned premiums                                19.0         8.1        66.9        66.5       154.3
Premium deposit funds                        17,715.9    18,509.7    18,585.0    18,669.6    19,157.8
Participating policyholders' funds              135.2       118.3       100.2        98.6        91.9
Other policyholders' funds                      541.4       554.3       562.7       571.9       584.7
Liab related to separate accounts            47,140.2    39,479.8    44,833.4    44,916.7    40,579.6
                                             --------    --------    --------    --------    --------
Total Ins and Inv Contr Liabilities          87,087.2    80,440.8    85,690.6    85,983.9    82,441.8

Federal income taxes
Short-term debt                                 351.3       539.0       350.2       510.2       211.0
Long-term debt                                  712.4       712.4       861.8       861.8     1,112.3
Preferred securities of subsidiary trusts       745.0       305.0       474.7       376.2       380.0
Notes payable to LNC                                                                 (0.0)        0.0
Other liabilities                             2,479.4     2,840.2     4,216.1     3,864.6     4,501.1
Deferred gain on indemnity reinsurance                                1,144.5     1,118.6     1,115.2
                                             --------    --------    --------    --------    --------
Total Liabilities                            91,375.3    84,837.4    92,737.8    92,715.3    89,761.4
                                             --------    --------    --------    --------    --------

S/Hs' equity-unrealized gns (losses) - inv.      76.2       247.9       195.7        31.8       325.7
S/Hs' equity-gains (losses) - derivatives*        9.4         2.9         3.9        22.6        22.7
S/Hs' equity-foreign currency                   (15.3)        6.9        (8.0)      (20.8)       22.0
S/Hs' equity-minimum pension liability adj                              (36.0)      (35.2)      (37.8)
S/Hs' equity-other                            5,001.1     5,129.8     5,130.6     5,174.7     5,020.3
Cumulative effect of accounting change           17.6        17.4        17.6
                                             --------    --------    --------    --------    --------
Total Shareholders' Equity                    5,088.9     5,405.0     5,303.8     5,173.2     5,352.8
                                             --------    --------    --------    --------    --------
Total Liabilities
and Shareholders' Equity                     96,464.2    90,242.4    98,041.6    97,888.5    95,114.2
                                             ========    ========    ========    ========    ========

Shareholders' Equity Per Share
Book Value, Excluding AOCI                     $26.58      $27.03      $27.39      $27.54      $27.21
Common shares outstanding                       188.2       189.8       187.3       187.9       184.5


                                                  Sep         Dec         Mar         Jun
                                                 2002        2002        2003        2003
                                             --------    --------    --------    --------
ASSETS

Investments
Corporate bonds                              25,484.6    25,934.7    26,936.1    28,419.3
U.S. government bonds                           495.3       513.6       537.0       561.9
Foreign government bonds                      1,038.6     1,110.2     1,206.6     1,349.4
Mortgage backed securities                    4,843.7     5,015.5     4,960.1     4,754.9
State and municipal bonds                        97.8       114.4       134.9       150.4
Preferred stocks - redeemable                    76.8        79.0       112.0       118.5
Common stocks                                   237.2       228.0       145.0       146.6
Preferred stocks - equity                       160.3       109.2       104.5       110.7
Mortgage loans                                4,285.2     4,205.5     4,235.5     4,314.3
Real estate                                     286.4       279.7       242.0       240.3
Policy loans                                  1,899.0     1,945.6     1,928.8     1,919.6
Other long-term investments                     457.7       464.4       465.7       505.6
                                             --------    --------    --------    --------
Total Investments                            39,362.6    39,999.9    41,008.4    42,591.6
                                             --------    --------    --------    --------

Invest in unconsol affiliates
Cash and invested cash                        1,599.9     1,690.5     1,635.5     1,945.8
Property and equipment                          252.7       242.1       239.4       239.1
Premiums and fees receivable                    577.2       212.9       194.0       396.0
Accrued investment income                       568.2       536.7       567.2       555.1
Assets held in separate accounts             34,069.0    36,178.3    34,775.2    39,942.8
Federal income taxes recoverable                340.7       317.7        89.1
Amount recoverable from reinsurers            7,094.5     7,280.0     7,323.5     7,377.1
Deferred acquisition costs                    2,868.7     2,970.9     2,919.0     2,697.1
Other intangible assets                          43.8        41.8        39.8        37.9
Present value of in-force                     1,286.9     1,250.1     1,223.1     1,220.8
Goodwill                                      1,232.7     1,233.2     1,233.0     1,233.6
Other                                         1,187.1     1,230.3     1,250.6     1,295.9
                                             --------    --------    --------    --------
Total Assets                                 90,483.9    93,184.6    92,497.6    99,532.8
                                             ========    ========    ========    ========

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves                    19,142.5    19,950.3    20,025.6    20,194.5
Health reserves                               2,448.3     2,689.0     2,689.9     2,703.3
Unpaid claims-life and health                 1,100.9       778.4       763.1       997.1
Unearned premiums                               185.8       141.2       141.1        24.0
Premium deposit funds                        20,054.4    20,518.8    21,070.5    21,437.7
Participating policyholders' funds               90.5       156.7       166.3       193.8
Other policyholders' funds                      595.7       610.9       607.1       621.8
Liab related to separate accounts            34,069.0    36,178.3    34,775.2    39,942.8
                                             --------    --------    --------    --------
Total Ins and Inv Contr Liabilities          77,687.1    81,023.6    80,238.8    86,115.0

Federal income taxes                                                                 72.0
Short-term debt                                 120.0       153.0       125.4        83.4
Long-term debt                                1,118.1     1,119.2     1,118.6     1,121.4
Preferred securities of subsidiary trusts       390.6       392.7       390.8       397.1
Notes payable to LNC                             (0.0)       (0.0)        0.2        (0.0)
Other liabilities                             4,661.9     4,171.5     4,214.8     4,989.0
Deferred gain on indemnity reinsurance        1,069.5       977.1       959.0       938.9
                                             --------    --------    --------    --------
Total Liabilities                            85,047.1    87,837.2    87,047.6    93,716.9
                                             --------    --------    --------    --------

S/Hs' equity-unrealized gns (losses) - inv.     817.5       753.3       872.0     1,117.8
S/Hs' equity-gains (losses) - derivatives*       27.3        28.3        25.0        28.8
S/Hs' equity-foreign currency                    35.4        50.8        39.8        68.4
S/Hs' equity-minimum pension liability adj      (35.2)      (97.8)      (97.2)      (98.8)
S/Hs' equity-other                            4,591.8     4,612.9     4,610.5     4,699.8
Cumulative effect of accounting change
                                             --------    --------    --------    --------
Total Shareholders' Equity                    5,436.8     5,347.5     5,450.0     5,815.9
                                             --------    --------    --------    --------
Total Liabilities
and Shareholders' Equity                     90,483.9    93,184.6    92,497.6    99,532.8
                                             ========    ========    ========    ========

Shareholders' Equity Per Share
Book Value, Excluding AOCI                     $25.87      $25.97      $25.94      $26.41
Common shares outstanding                       177.5       177.6       177.7       178.0

* Cumulative effect of accounting change recorded upon the adoption of FAS 133 in the 1st quarter of 2001 is a component of gains (losses) on derivatives in the 1st quarter of 2002.




                                                                                                                       PAGE 15
                                            Lincoln Retirement
                                   Income Statements & Operational Data
                                     Unaudited [Millions of Dollars]
                                                                                                             YTD           YTD
                                                                                                             Jun           Jun
For the Year Ended December 31        1998          1999          2000          2001          2002          2002          2003
                                   -------       -------       -------       -------       -------       -------       -------
Revenue
Premiums                              53.9          65.2          64.3          77.5          47.4          25.3           8.5
Surrender charges                     33.5          37.9          41.8          31.2          31.2          15.1          15.4
Expense assessments                  430.7         501.3         591.3         508.6         446.2         241.7         201.8
Other revenue and fees                 1.7          14.5          11.0          16.7           3.3           4.5          (0.1)
Net investment income              1,530.8       1,509.1       1,430.5       1,399.1       1,457.5         715.7         736.9
Realized gains (losses)
on investments                        17.5         (12.1)         (5.2)        (64.5)       (196.6)       (106.7)        (75.8)
Gains (losses) on derivatives          0.0           0.0           0.0          (0.3)         (1.2)         (0.0)         (2.5)
                                   -------       -------       -------       -------       -------       -------       -------
Total Revenue                      2,068.1       2,115.8       2,133.7       1,968.3       1,787.7         895.6         884.2
                                   -------       -------       -------       -------       -------       -------       -------

Operating Benefits and Expenses
Benefits paid or provided:
Benefits                             271.6         259.1         254.7         263.9         314.1         127.9          99.9
Interest credited to policy bal.     955.2         925.2         866.1         863.8         903.8         447.9         437.2
                                   -------       -------       -------       -------       -------       -------       -------
Total insurance benefits           1,226.8       1,184.3       1,120.8       1,127.7       1,217.9         575.8         537.0
Underwriting, acquisition,
insurance and other expenses
Commissions                          236.7         341.4         326.8         336.3         320.8         165.0         141.0
Other volume related expenses         33.1          42.8          52.0          49.7          64.6          26.9          28.6
Operating and administrative
expenses                             194.0         208.6         200.6         231.8         231.3         108.4         110.7
Restructuring charges                  0.0           0.0           0.0           2.0           1.6           1.6           6.2
Taxes, licenses and fees              13.8           0.3           9.3          13.7          11.5           8.9          10.0
Par policyholder interests             0.0           0.0           0.0           0.0           0.0           0.0           0.0
                                   -------       -------       -------       -------       -------       -------       -------
Subtotal                             477.6         593.2         588.8         633.6         629.8         310.7         296.4
Deferral of acquisition costs                                                 (240.9)       (243.9)       (122.6)        (98.8)
DAC amortization                                                               125.5         157.7          80.9          59.4
                                   -------       -------       -------       -------       -------       -------       -------
DAC deferral net of amortization       9.7         (47.7)        (37.5)       (115.4)        (86.2)        (41.6)        (39.4)
PVIF amortization                     11.4          15.3          24.2          14.7          31.8           7.7           4.4
Other intangibles amortization         0.0           0.0           0.0           0.0           0.0           0.0           0.0
                                   -------       -------       -------       -------       -------       -------       -------
Total underwriting, acquisition,
insurance and other expenses         498.8         560.8         575.5         532.8         575.4         276.8         261.4
Goodwill amortization                  2.2           2.0          (0.6)          1.2           0.0           0.0           0.0
                                   -------       -------       -------       -------       -------       -------       -------
Total Benefits and Expenses        1,727.8       1,747.1       1,695.7       1,661.8       1,793.3         852.7         798.5
                                   -------       -------       -------       -------       -------       -------       -------

Income Before Federal Income
Tax and Cumulative Effect of
Accounting Changes                 -------       -------       -------       -------       -------       -------       -------
                                     340.3         368.7         438.0         306.5          (5.6)         42.9          85.7

                                   -------       -------       -------       -------       -------       -------       -------
Federal income taxes                  66.5          77.2          79.4          34.1         (59.3)        (12.8)         (2.9)

Income Before Cumulative Effect
of Accounting Changes              -------       -------       -------       -------       -------       -------       -------
                                     273.8         291.5         358.6         272.4          53.7          55.7          88.6
                                   -------       -------       -------       -------       -------       -------       -------
Cumulative effect of accounting
changes                                0.0           0.0           0.0          (7.3)          0.0           0.0           0.0
                                   -------       -------       -------       -------       -------       -------       -------
Net Income                           273.8         291.5         358.6         265.1          53.7          55.7          88.6
                                   =======       =======       =======       =======       =======       =======       =======
Less:
Realized gains (losses) on
investments                           11.4          (7.9)         (3.4)        (42.3)       (127.8)        (69.5)        (49.3)
Gains (losses) on derivatives          0.0           0.0           0.0          (0.2)         (0.8)          0.1          (1.6)
Restructuring charges                  0.0           0.0           0.0          (1.3)         (1.0)         (1.0)         (4.0)
Cumulative effect of accounting
changes                                0.0           0.0           0.0          (7.3)          0.0           0.0           0.0
                                   -------       -------       -------       -------       -------       -------       -------
Income from Operations               262.4         299.4         362.0         316.2         183.4         126.2         143.5
                                   =======       =======       =======       =======       =======       =======       =======

Effective tax rate on
Income from Operations               18.7%         21.4%         18.3%         15.3%          5.4%         16.6%         15.7%

Revenue                            2,068.1       2,115.8       2,133.7       1,968.3       1,787.7         895.6         884.2
Less:
Realized gains (losses) on
investments                           17.5         (12.1)         (5.2)        (64.5)       (196.6)       (106.7)        (75.8)
Gains (losses) on derivatives          0.0           0.0           0.0          (0.3)         (1.2)         (0.0)         (2.5)
                                   -------       -------       -------       -------       -------       -------       -------
Operating Revenue                  2,050.6       2,128.0       2,138.9       2,033.1       1,985.5       1,002.3         962.5
                                   =======       =======       =======       =======       =======       =======       =======

Average capital                    1,592.6       1,562.0       1,601.8       1,829.3       2,337.5       2,219.1       2,394.3
Net Income return on average
capital                              17.2%         18.7%         22.4%         14.5%          2.3%          5.0%          7.4%
Income from operations return
on average capital                   16.5%         19.2%         22.6%         17.3%          7.8%         11.4%         12.0%

------------------------------------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-period                                                 812.5         912.8         912.8         855.8
Deferral                                                                       240.9         243.9         122.6          98.8
Amortization                                                                  (125.5)       (157.7)        (80.9)        (59.4)
                                                                             -------       -------       -------       -------
Included in Total Benefits and
Expenses                                                                       115.4          86.2          41.6          39.4
Adjustment related to
realized (gains) losses
on securities available-for-sale                                                68.2          73.0          46.6          29.8
Adjustment related to unrealized
(gains) losses on securities
available-for-sale                                                             (90.0)       (201.4)        (18.4)       (271.8)
Other*                                                                           6.7         (14.8)        (14.8)           --
                                                                             -------       -------       -------       -------
Balance at end-of-period                                                       912.8         855.8         967.8         653.1
                                                                             =======       =======       =======       =======


Roll Forward of Present Value
of In-Force

Balance at beginning-of-period                                                 169.2         154.5         154.5         122.6
Amortization                                                                   (14.7)        (31.9)         (7.7)         (4.4)
Other
                                                                             -------       -------       -------       -------
Balance at end-of-period                                                       154.5         122.6         146.7         118.3
                                                                             =======       =======       =======       =======

* Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.

Note: 2001 and 2002 have been restated for the adoption of the fair value method of accounting for stock options under FAS 123.




                                                                                          PAGE 16
                                        Lincoln Retirement
                                Income Statements & Operational Data
                                  Unaudited [Millions of Dollars]

For the Quarter Ended                             Jun        Sep        Dec        Mar        Jun
                                                 2001       2001       2001       2002       2002
                                               ------     ------     ------     ------     ------
Revenue
Premiums                                         32.5       13.2       12.7       12.2       13.1
Surrender charges                                 8.5        6.5        7.2        7.9        7.2
Expense assessments                             130.3      124.9      119.7      121.0      120.7
Other revenue and fees                            3.9        1.2       10.0        5.8       (1.3)
Net investment income                           347.0      353.7      349.1      356.6      359.1
Realized gains (losses) on investments          (10.3)     (20.8)     (31.3)     (50.5)     (56.2)
Gains (losses) on derivatives                     0.2       (0.5)       0.2        0.0       (0.1)
                                               ------     ------     ------     ------     ------
Total Revenue                                   512.1      478.2      467.5      453.0      442.6
                                               ------     ------     ------     ------     ------

Benefits and Expenses
Benefits paid or provided:
Benefits                                         72.6       66.3       55.3       55.4       72.5
Interest credited to policy balances            209.7      217.2      227.5      226.1      221.8
                                               ------     ------     ------     ------     ------
Total insurance benefits                        282.3      283.5      282.8      281.5      294.3
Underwriting, acquisition,
insurance and other expenses:
Commissions                                      85.8       81.1       96.7       82.4       82.5
Other volume related expenses                    12.8       12.7       13.1       10.0       16.9
Operating and administrative expenses            54.0       56.9       68.0       54.6       53.8
Restructuring charges                             1.0        0.0        0.0        0.0        1.6
Taxes, licenses and fees                          2.7        2.2        4.5        4.7        4.2
Par policyholder interests                        0.0        0.0        0.0        0.0        0.0
                                               ------     ------     ------     ------     ------
Subtotal                                        156.3      152.9      182.3      151.8      159.0
Deferral of acquisition costs                   (60.2)     (58.7)     (71.9)     (61.7)     (60.8)
DAC amortization                                 28.3       35.6       20.9       32.7       48.3
                                               ------     ------     ------     ------     ------
DAC deferral net of amortization                (31.9)     (23.0)     (51.0)     (29.1)     (12.6)
PVIF amortization                                 4.1        4.5        1.4        3.8        3.9
Other intangibles amortization                    0.0        0.0        0.0        0.0        0.0
                                               ------     ------     ------     ------     ------
Total underwriting, acquisition,
insurance and other expenses                    128.5      134.4      132.7      126.5      150.4
Goodwill amortization                             0.3        0.3        0.3        0.0        0.0
                                               ------     ------     ------     ------     ------
Total Benefits and Expenses                     411.1      418.2      415.8      408.0      444.7
                                               ------     ------     ------     ------     ------

Income Before Federal Income Tax and
Cumulative Effect of Accounting Changes         101.0       60.0       51.8       45.1       (2.2)

Federal income taxes                             18.4        2.5       (1.4)      (1.5)     (11.3)
                                               ------     ------     ------     ------     ------
Income Before Cumulative Effect of
Accounting Changes                               82.6       57.6       53.1       46.6        9.2
                                               ------     ------     ------     ------     ------

Cumulative effect of accounting changes          (3.7)       0.0        0.0        0.0        0.0
                                               ------     ------     ------     ------     ------
Net Income                                       78.9       57.6       53.1       46.6        9.2
                                               ======     ======     ======     ======     ======
Less:
Realized gains (losses) on investments           (6.7)     (13.5)     (20.7)     (32.8)     (36.6)
Gains (losses) on derivatives                     0.1       (0.3)       0.1        0.0        0.1
Restructuring charges                            (0.6)       0.0        0.0        0.0       (1.0)
Cumulative effect of accounting changes          (3.7)       0.0
                                               ------     ------     ------     ------     ------
Income from Operations                           89.8       71.4       73.7       79.4       46.8
                                               ======     ======     ======     ======     ======

Effective tax rate on
Income from Operations                          19.8%      12.2%      11.1%      16.9%      16.0%

Revenue                                         512.1      478.2      467.5      453.0      442.6
Less:
Realized gains (losses) on investments          (10.3)     (20.8)     (31.3)     (50.5)     (56.2)
Gains (losses) on derivatives                     0.2       (0.5)       0.2        0.0       (0.1)
                                               ------     ------     ------     ------     ------
Operating Revenue                               522.1      499.5      498.7      503.5      498.8
                                               ======     ======     ======     ======     ======

Average capital                               1,787.9    1,904.3    1,826.8    2,044.0    2,394.2
Net Income return on average capital            17.6%      12.1%      11.6%       9.1%       1.5%
Income from operations return on
average capital                                 20.1%      15.0%      16.1%      15.5%       7.8%

--------------------------------------------------------------------------------------------------

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-quarter                 762.6      831.3      781.2      912.8    1,031.0
Deferral                                         60.2       58.7       71.9       61.7       60.8
Amortization                                    (28.3)     (35.6)     (20.9)     (32.7)     (48.3)
                                               ------     ------     ------     ------     ------
Included in Total Benefits and Expenses          31.9       23.0       51.0       29.1       12.6
Adjustment related to realized (gains)
losses on securities available-for-sale           4.9       16.4       34.1       25.7       20.9
Adjustment related to unrealized (gains)
losses on securities available-for-sale          31.9      (89.7)      46.5       78.2      (96.6)
Other*                                           (0.0)       0.3       (0.0)     (14.8)
                                               ------     ------     ------     ------     ------
Balance at end-of-quarter                       831.3      781.2      912.8    1,031.0      967.8
                                               ======     ======     ======     ======     ======

Roll Forward of Present Value of In-Force

Balance at beginning-of-quarter                 164.6      160.4      155.9      154.5      150.7
Amortization                                     (4.1)      (4.5)      (1.4)      (3.8)      (3.9)
Other
                                               ------     ------     ------     ------     ------
Balance at end-of-quarter                       160.4      155.9      154.5      150.7      146.8
                                               ======     ======     ======     ======     ======


For the Quarter Ended                             Sep        Dec        Mar        Jun
                                                 2002       2002       2003       2003
                                               ------     ------     ------     ------
Revenue
Premiums                                         13.4        8.7        5.5        3.0
Surrender charges                                 8.7        7.4        6.9        8.5
Expense assessments                             103.9      100.6       97.6      104.3
Other revenue and fees                           (4.0)       2.7       (1.4)       1.3
Net investment income                           363.5      378.3      367.0      369.8
Realized gains (losses) on investments          (43.8)     (46.1)     (76.8)       0.9
Gains (losses) on derivatives                    (1.1)      (0.1)      (1.0)      (1.5)
                                               ------     ------     ------     ------
Total Revenue                                   440.7      451.4      397.8      486.4
                                               ------     ------     ------     ------

Benefits and Expenses
Benefits paid or provided:
Benefits                                        107.8       78.4       65.0       34.8
Interest credited to policy balances            224.2      231.7      220.1      217.1
                                               ------     ------     ------     ------
Total insurance benefits                        332.0      310.1      285.1      251.9
Underwriting, acquisition,
insurance and other expenses:
Commissions                                      83.0       72.8       66.8       74.2
Other volume related expenses                    19.6       18.1       14.0       14.7
Operating and administrative expenses            53.0       69.9       54.0       56.6
Restructuring charges                             0.0        0.0        0.0        6.2
Taxes, licenses and fees                          3.0       (0.5)       5.7        4.3
Par policyholder interests                        0.0        0.0        0.0        0.0
                                               ------     ------     ------     ------
Subtotal                                        158.6      160.4      140.4      156.0
Deferral of acquisition costs                   (66.0)     (55.3)     (47.8)     (51.0)
DAC amortization                                 47.1       29.6       31.0       28.5
                                               ------     ------     ------     ------
DAC deferral net of amortization                (18.9)     (25.7)     (16.8)     (22.6)
PVIF amortization                                 4.1       20.0        2.3        2.1
Other intangibles amortization                    0.0        0.0        0.0        0.0
                                               ------     ------     ------     ------
Total underwriting, acquisition,
insurance and other expenses                    143.8      154.8      125.9      135.5
Goodwill amortization                             0.0        0.0        0.0        0.0
                                               ------     ------     ------     ------
Total Benefits and Expenses                     475.8      464.8      411.0      387.4
                                               ------     ------     ------     ------

Income Before Federal Income Tax and
Cumulative Effect of Accounting Changes         (35.1)     (13.4)     (13.3)      99.0

Federal income taxes                            (28.0)     (18.4)     (20.1)      17.3
                                               ------     ------     ------     ------
Income Before Cumulative Effect of
Accounting Changes                               (7.0)       5.0        6.9       81.7
                                               ------     ------     ------     ------

Cumulative effect of accounting changes           0.0        0.0        0.0        0.0
                                               ------     ------     ------     ------
Net Income                                       (7.0)       5.0        6.9       81.7
                                               ======     ======     ======     ======
Less:
Realized gains (losses) on investments          (28.0)     (30.4)     (50.3)       1.0
Gains (losses) on derivatives                    (0.8)      (0.0)      (0.2)      (1.4)
Restructuring charges                             0.0        0.0        0.0       (4.0)
Cumulative effect of accounting changes
                                               ------     ------     ------     ------
Income from Operations                           21.8       35.4       57.4       86.1
                                               ======     ======     ======     ======

Effective tax rate on
Income from Operations                        (121.8%)     (8.1%)     11.0%      18.6%

Revenue                                         440.7      451.4      397.8      486.4
Less:
Realized gains (losses) on investments          (43.8)     (46.1)     (76.8)       0.9
Gains (losses) on derivatives                    (1.1)      (0.1)      (1.0)      (1.5)
                                               ------     ------     ------     ------
Operating Revenue                               485.6      497.6      475.5      487.0
                                               ======     ======     ======     ======

Average capital                               2,409.0    2,502.8    2,526.3    2,262.3
Net Income return on average capital            (1.2%)      0.8%       1.1%      14.4%
Income from operations return on
average capital                                  3.6%       5.7%       9.1%      15.2%

--------------------------------------------------------------------------------------

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-quarter                 967.8      843.9      855.8      820.6
Deferral                                         66.0       55.3       47.8       51.0
Amortization                                    (47.1)     (29.6)     (31.0)     (28.5)
                                               ------     ------     ------     ------
Included in Total Benefits and Expenses          18.9       25.7       16.8       22.6
Adjustment related to realized (gains)
losses on securities available-for-sale          10.3       16.1       21.8        7.9
Adjustment related to unrealized (gains)
losses on securities available-for-sale        (153.1)     (29.9)     (73.9)    (197.9)
Other*
                                               ------     ------     ------     ------
Balance at end-of-quarter                       843.9      855.8      820.6      653.1
                                               ======     ======     ======     ======

Roll Forward of Present Value of In-Force

Balance at beginning-of-quarter                 146.8      142.7      122.7      120.4
Amortization                                     (4.1)     (20.0)      (2.3)      (2.1)
Other
                                               ------     ------     ------     ------
Balance at end-of-quarter                       142.7      122.7      120.4      118.3
                                               ======     ======     ======     ======


* Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.



                                                                                                          PAGE 17
                                                                 Lincoln Retirement
                                                         Annuity Account Value Roll Forward
                                                           Unaudited [Billions of Dollars]
                                                                                                    YTD       YTD
                                                                                                    Jun       Jun
                                                 1998      1999      2000      2001      2002      2002      2003
                                              -------   -------   -------   -------   -------   -------   -------

Fixed Annuities- Bal Beg-of-Year               17.214    18.111    18.210    16.615    18.004    18.004    20.087

Gross Deposits                                  1.452     2.563     2.074     3.342     3.672     1.759     1.555
Withdrawals (incl charges) & deaths            (2.468)   (2.521)   (3.283)   (2.448)   (2.637)   (1.281)   (1.025)
                                              -------   -------   -------   -------   -------   -------   -------
Net flows                                      (1.016)    0.042    (1.209)    0.894     1.035     0.478     0.530
Transfer from (to) var annuities               (0.356)   (0.783)   (1.329)   (0.428)    0.108    (0.264)   (0.205)
Interest credited                               0.994     0.840     0.944     0.923     0.940     0.461     0.452
Acq of new business/companies                   1.274
                                              -------   -------   -------   -------   -------   -------   -------
Fixed Annuities-Gross                          18.111    18.210    16.615    18.004    20.087    18.679    20.864
                                              -------   -------   -------   -------   -------   -------   -------
Reinsurance Ceded                              (1.606)   (1.419)   (1.221)   (1.514)   (2.003)   (1.770)   (2.169)
                                              -------   -------   -------   -------   -------   -------   -------
Fixed Annuities-Bal End -of-Year               16.505    16.791    15.394    16.491    18.085    16.910    18.696
                                              -------   -------   -------   -------   -------   -------   -------
Fixed Annuities Incremental Deposits *          1.265     2.310     1.918     3.213     3.600     1.720     1.521


Variable Annuities-Bal Beg-of-Year             27.346    33.358    41.493    39.427    34.638    34.638    27.438

Gross Deposits                                  2.791     2.553     3.165     3.067     2.743     1.595     1.232
Withdrawals (incl charges) & deaths            (3.019)   (3.760)   (4.830)   (3.856)   (3.325)   (1.762)   (1.567)
                                              -------   -------   -------   -------   -------   -------   -------
Net flows                                      (0.228)   (1.207)   (1.665)   (0.789)   (0.582)   (0.167)   (0.335)
Transfer from (to) fixed annuities              0.389     0.787     1.320     0.428    (0.122)    0.266     0.201
Invest inc & change in mkt value                5.414     8.555    (1.721)   (4.428)   (6.497)   (3.531)    3.153
Acq(sale) of new business/companies             0.437
                                              -------   -------   -------   -------   -------   -------   -------
Var Annuities-Bal End-of-Year                  33.358    41.493    39.427    34.638    27.438    31.206    30.457
                                              -------   -------   -------   -------   -------   -------   -------

Variable Annuities Incremental Deposits *       2.641     2.409     2.667     2.624     2.569     1.468     1.189


Total Annuities - Bal Beg-of-Year              44.560    51.469    59.703    56.042    52.642    52.642    47.525

Gross Deposits                                  4.244     5.116     5.239     6.409     6.415     3.354     2.787
Withdrawals (incl charges) & deaths            (5.487)   (6.281)   (8.113)   (6.304)   (5.962)   (3.043)   (2.592)
                                              -------   -------   -------   -------   -------   -------   -------
Net flows                                      (1.244)   (1.165)   (2.874)    0.105     0.453     0.311     0.195
Transfers                                       0.033     0.004    (0.009)             (0.013)    0.002    (0.004)
Interest credited & change in mkt value         6.408     9.395    (0.777)   (3.505)   (5.558)   (3.070)    3.605
Acq of new business/companies                   1.711
                                              -------   -------   -------   -------   -------   -------   -------
Total Gross Annuities-Bal End-of-Year          51.469    59.703    56.042    52.642    47.525    49.886    51.320
                                              -------   -------   -------   -------   -------   -------   -------
Reinsurance Ceded                              (1.606)   (1.419)   (1.221)   (1.514)   (2.003)   (1.770)   (2.169)
Total Annuities (Net of Ceded) - Bal          -------   -------   -------   -------   -------   -------   -------
End-of-Year                                    49.862    58.284    54.821    51.129    45.522    48.116    49.151
                                              =======   =======   =======   =======   =======   =======   =======
Total Annuities Incremental Deposits *          3.906     4.719     4.585     5.837     6.169     3.189     2.710
                                              -------   -------   -------   -------   -------   -------   -------
Var Ann Under Agree - Included above            0.649     0.719     0.941     1.077     1.186     1.175     1.637
                                              -------   -------   -------   -------   -------   -------   -------
Fixed Annuities - excluding fixed
portion of variable contracts

Deposits                                                  0.709     0.459     1.712     1.844     0.935     0.724
Withdrawals                                              (1.367)   (2.271)   (1.604)   (1.473)   (0.730)   (0.443)
                                                        -------   -------   -------   -------   -------   -------
Net Flows                                                (0.658)   (1.812)    0.108     0.371     0.205     0.281
                                                        -------   -------   -------   -------   -------   -------
Gross Fixed Account Values                                                             10.475    10.048    11.001
Reinsurance Ceded                                                                      (2.003)   (1.770)   (2.169)
                                                                                      -------   -------   -------
Net Fixed Account Values                                                                8.473     8.278     8.832
                                                                                      -------   -------   -------

Variable Annuities - including fixed
portion of variable contracts
Deposits                                                  4.407     4.780     4.697     4.571     2.419     2.063
Withdrawals                                              (4.915)   (5.842)   (4.700)   (4.489)   (2.313)   (2.149)
                                                        -------   -------   -------   -------   -------   -------
Net Flows                                                (0.508)   (1.062)   (0.003)    0.082     0.106    (0.086)
                                                        -------   -------   -------   -------   -------   -------
Variable Account Values                                                                37.050    39.839    40.320

Fixed Portion of Variable Contracts
Deposits                                                  1.853     1.615     1.630     1.828     0.824     0.831
Withdrawals                                              (1.154)   (1.012)   (0.844)   (1.164)   (0.551)   (0.582)
                                                        -------   -------   -------   -------   -------   -------
Net Flows                                                 0.699     0.603     0.786     0.664     0.273     0.249
                                                        -------   -------   -------   -------   -------   -------

Fixed Portion of Variable Account Values                                     16.491     9.612     8.632     9.864

Average Daily Variable Account Values                    35.932    41.776    35.573    30.826    33.921    28.051

-----------------------------------------------------------------------------------------------------------------

Annuity Product Spread Information**

Net Investment Income                                     7.22%     7.38%     7.38%     6.98%     7.13%     6.55%
Interest Credited                                         5.13%     5.24%     5.33%     4.87%     5.03%     4.36%
                                                        -------   -------   -------   -------   -------   -------
Spread                                                    2.09%     2.14%     2.05%     2.11%     2.10%     2.20%

 * Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

** For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.




                                                                                                PAGE 18
                                               Lincoln Retirement
                                       Annuity Account Value Roll Forward
                                        Unaudited [Billions of Dollars]

                                                  Sep       Dec       Mar       Jun       Sep       Dec
                                                 2000      2000      2001      2001      2001      2001
                                              -------   -------   -------   -------   -------   -------
Fixed Annuities-Bal Beg-of-Quarter             17.199    16.929    16.615    16.598    16.696    17.317

Gross Deposits                                  0.513     0.482     0.560     0.668     0.896     1.218
Withdrawals (incl charges) & deaths            (0.802)   (0.810)   (0.787)   (0.574)   (0.525)   (0.562)
                                              -------   -------   -------   -------   -------   -------
Net flows                                      (0.288)   (0.328)   (0.227)    0.094     0.372     0.656
Transfer from (to) var annuities               (0.217)   (0.216)   (0.014)   (0.222)    0.021    (0.213)
Interest credited                               0.235     0.230     0.225     0.226     0.228     0.244
Acq of new business/companies
                                              -------   -------   -------   -------   -------   -------
Fixed Annuities-Gross                          16.929    16.615    16.598    16.696    17.317    18.004
Reinsurance Ceded                              (1.270)   (1.221)   (1.169)   (1.146)   (1.266)   (1.514)
                                              -------   -------   -------   -------   -------   -------
Fixed Annuities-Bal End-of-Quarter             15.660    15.394    15.430    15.551    16.051    16.491
                                              -------   -------   -------   -------   -------   -------

Fixed Annuities Incremental Deposits*           0.464     0.447     0.536     0.611     0.873     1.193


Variable Annuities-Bal Beg-of-Quarter          43.097    42.743    39.427    34.733    36.961    30.506

Gross Deposits                                  0.729     0.846     0.887     0.703     0.684     0.793
Withdrawals (incl charges) & deaths            (1.253)   (1.199)   (1.250)   (0.993)   (0.795)   (0.818)
                                              -------   -------   -------   -------   -------   -------
Net flows                                      (0.524)   (0.353)   (0.363)   (0.290)   (0.111)   (0.025)
Transfer from (to) fixed annuities              0.216     0.212     0.011     0.227    (0.023)    0.213
Invest inc & change in mkt value               (0.046)   (3.175)   (4.342)    2.291    (6.321)    3.944
Acq (sale) of new business/companies
                                              -------   -------   -------   -------   -------   -------
Var Annuities-Bal End-of-Quarter               42.743    39.427    34.733    36.961    30.506    34.638
                                              -------   -------   -------   -------   -------   -------

Variable Annuities Incremental Deposits         0.586     0.650     0.683     0.612     0.604     0.725


Total Annuities-Bal Beg-of-Quarter             60.296    59.673    56.042    51.331    53.657    47.823

Gross Deposits                                  1.242     1.328     1.447     1.371     1.580     2.011
Withdrawals (incl charges) & deaths            (2.055)   (2.009)   (2.037)   (1.567)   (1.320)   (1.380)
                                              -------   -------   -------   -------   -------   -------
Net flows                                      (0.812)   (0.681)   (0.590)   (0.196)    0.261     0.631
Transfers                                      (0.001)   (0.004)   (0.003)    0.005    (0.002)
Interest credited & change in mkt value         0.189    (2.945)   (4.117)    2.517    (6.093)    4.188
Acq of new business/companies
                                              -------   -------   -------   -------   -------   -------
Total Gross Annuities-Bal End-of-Quarter       59.673    56.042    51.331    53.657    47.823    52.642
Reinsurance Ceded                              (1.270)   (1.221)   (1.169)   (1.146)   (1.266)   (1.514)
                                              -------   -------   -------   -------   -------   -------
Total Annuities (Net of Ceded)-
Bal End-of-Qtr                                 58.403    54.821    50.162    52.512    46.557    51.128
                                              =======   =======   =======   =======   =======   =======

Total Annuities Incremental Deposits*           1.050     1.097     1.219     1.223     1.477     1.918

Var Ann Under Agree - Included above            0.962     0.941     0.904     0.975     0.907     1.077

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln
  Retirement products.

--------------------------------------------------------------------------------------------------------

Fixed Annuities - excluding fixed
portion of variable contracts
Deposits                                        0.114     0.085     0.160     0.329     0.489     0.734
Withdrawals                                    (0.532)   (0.570)   (0.556)   (0.356)   (0.340)   (0.352)
Net Flows                                      (0.417)   (0.485)   (0.396)   (0.027)    0.149     0.382
                                              -------   -------   -------   -------   -------   -------
Gross Fixed Account Values
Reinsurance Ceded

Net Fixed Account Values


Variable Annuities - including fixed
portion of variable contracts
Deposits                                        1.128     1.243     1.287     1.042     1.091     1.277
Withdrawals                                    (1.523)   (1.439)   (1.481)   (1.211)   (0.979)   (1.028)
                                              -------   -------   -------   -------   -------   -------
Net Flows                                      (0.395)   (0.196)   (0.194)   (0.169)    0.112     0.249
                                              -------   -------   -------   -------   -------   -------

Variable Account Values

Fixed Portion of Variable Contracts
Deposits                                        0.399     0.397     0.400     0.339     0.407     0.484
Withdrawals                                    (0.270)   (0.240)   (0.231)   (0.218)   (0.184)   (0.210)
                                              -------   -------   -------   -------   -------   -------
Net Flows                                       0.129     0.157     0.169     0.121     0.223     0.274
                                              -------   -------   -------   -------   -------   -------

Fixed Portion of Variable Account Values

Average Daily Variable Account Values          43.055    39.682    38.180    36.499    34.399    33.216

--------------------------------------------------------------------------------------------------------

Annuity Product Spread Information**

Net Investment Income                           7.40%     7.37%     7.50%     7.45%     7.33%     7.26%
Interest Credited                               5.12%     5.14%     5.40%     5.29%     5.34%     5.28%
                                              -------   -------   -------   -------   -------   -------
Spread                                          2.28%     2.23%     2.09%     2.16%     1.99%     1.98%



                                                  Mar       Jun       Sep       Dec       Mar       Jun
                                                 2002      2002      2002      2002      2003      2003
                                              -------   -------   -------   -------   -------   -------
Fixed Annuities-Bal Beg-of-Quarter             18.004    18.178    18.679    19.562    20.086    20.611

Gross Deposits                                  0.906     0.853     1.091     0.822     0.776     0.778
Withdrawals (incl charges) & deaths            (0.730)   (0.551)   (0.825)   (0.531)   (0.524)   (0.501)
                                              -------   -------   -------   -------   -------   -------
Net flows                                       0.176     0.302     0.265     0.291     0.253     0.277
Transfer from (to) var annuities               (0.232)   (0.032)    0.379    (0.007)    0.046    (0.250)
Interest credited                               0.230     0.231     0.238     0.240     0.226     0.226
Acq of new business/companies
                                              -------   -------   -------   -------   -------   -------
Fixed Annuities-Gross                          18.178    18.679    19.562    20.086    20.611    20.863
Reinsurance Ceded                              (1.645)   (1.770)   (1.913)   (2.003)   (2.075)   (2.169)
                                              -------   -------   -------   -------   -------   -------
Fixed Annuities-Bal End-of-Quarter             16.534    16.910    17.650    18.085    18.537    18.696
                                              -------   -------   -------   -------   -------   -------

Fixed Annuities Incremental Deposits*           0.881     0.839     1.072     0.808     0.753     0.768


Variable Annuities-Bal Beg-of-Quarter          34.638    35.150    31.206    25.942    27.438    26.474

Gross Deposits                                  0.808     0.787     0.603     0.545     0.648     0.584
Withdrawals (incl charges) & deaths            (0.896)   (0.866)   (0.800)   (0.763)   (0.806)   (0.762)
                                              -------   -------   -------   -------   -------   -------
Net flows                                      (0.088)   (0.079)   (0.197)   (0.217)   (0.158)   (0.178)
Transfer from (to) fixed annuities              0.234     0.032    (0.388)    0.000    (0.048)    0.249
Invest inc & change in mkt value                0.366    (3.897)   (4.679)    1.713    (0.759)    3.912
Acq (sale) of new business/companies
                                              -------   -------   -------   -------   -------   -------
Var Annuities-Bal End-of-Quarter               35.150    31.206    25.942    27.438    26.474    30.457
                                              -------   -------   -------   -------   -------   -------

Variable Annuities Incremental Deposits         0.725     0.744     0.573     0.528     0.629     0.560


Total Annuities-Bal Beg-of-Quarter             52.642    53.328    49.885    45.504    47.524    47.085

Gross Deposits                                  1.714     1.640     1.694     1.368     1.424     1.363
Withdrawals (incl charges) & deaths            (1.626)   (1.417)   (1.626)   (1.294)   (1.329)   (1.263)
                                              -------   -------   -------   -------   -------   -------
Net flows                                       0.088     0.223     0.068     0.074     0.095     0.099
Transfers                                       0.002     0.000    (0.009)   (0.006)   (0.002)   (0.002)
Interest credited & change in mkt value         0.596    (3.666)   (4.441)    1.953    (0.532)    4.137
Acq of new business/companies
                                              -------   -------   -------   -------   -------   -------
Total Gross Annuities-Bal End-of-Quarter       53.328    49.885    45.504    47.524    47.085    51.320
Reinsurance Ceded                              (1.645)   (1.770)   (1.913)   (2.003)   (2.075)   (2.169)
                                              -------   -------   -------   -------   -------   -------
Total Annuities (Net of Ceded)-
Bal End-of-Qtr                                 51.683    48.115    43.591    45.522    45.010    49.151
                                              =======   =======   =======   =======   =======   =======

Total Annuities Incremental Deposits*           1.606     1.583     1.645     1.336     1.382     1.328

Var Ann Under Agree - Included above            1.207     1.175     1.083     1.186     1.355     1.637

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln
  Retirement products.

-------------------------------------------------------------------------------------------------------

Fixed Annuities - excluding fixed
portion of variable contracts
Deposits                                        0.505     0.430     0.559     0.351     0.368     0.356
Withdrawals                                    (0.463)   (0.267)   (0.516)   (0.228)   (0.208)   (0.235)
Net Flows                                       0.042     0.163     0.042     0.123     0.160     0.121
                                              -------   -------   -------   -------   -------   -------
Gross Fixed Account Values                      9.761    10.048    10.219    10.475    10.759    11.001
Reinsurance Ceded                              (1.645)   (1.770)   (1.913)   (2.003)   (2.075)   (2.169)
                                              -------   -------   -------   -------   -------   -------
Net Fixed Account Values                        8.116     8.278     8.306     8.473     8.684     8.832
                                              -------   -------   -------   -------   -------   -------

Variable Annuities - including fixed
portion of variable contracts
Deposits                                        1.209     1.210     1.135     1.017     1.056     1.007
Withdrawals                                    (1.163)   (1.150)   (1.109)   (1.066)   (1.121)   (1.028)
                                              -------   -------   -------   -------   -------   -------
Net Flows                                       0.046     0.060     0.026    (0.049)   (0.065)   (0.022)
                                              -------   -------   -------   -------   -------   -------

Variable Account Values                        43.568    39.839    35.286    37.050    36.327    40.320

Fixed Portion of Variable Contracts
Deposits                                        0.401     0.423     0.532     0.472     0.408     0.422
Withdrawals                                    (0.267)   (0.284)   (0.309)   (0.303)   (0.316)   (0.266)
                                              -------   -------   -------   -------   -------   -------
Net Flows                                       0.134     0.139     0.223     0.169     0.093     0.156
                                              -------   -------   -------   -------   -------   -------

Fixed Portion of Variable Account Values        8.418     8.632     9.344     9.612     9.853     9.864

Average Daily Variable Account Values          34.341    33.502    28.023    27.431    26.907    29.195

-------------------------------------------------------------------------------------------------------

Annuity Product Spread Information**

Net Investment Income                           7.15%     7.11%     6.87%     6.89%     6.61%     6.49%
Interest Credited                               5.14%     4.92%     4.76%     4.72%     4.42%     4.29%
                                              -------   -------   -------   -------   -------   -------
Spread                                          2.01%     2.18%     2.11%     2.17%     2.19%     2.20%


 * Incremental Deposits represent gross deposits reduced by transfers from other Lincoln
   Retirement products.

** For the annuity products spread, the yield on earning assets.




                                                                                                                       PAGE 19
                                                      Life Insurance Segment
                                                         Income Statements
                                                  Unaudited [Millions of Dollars]
                                                                                                              YTD         YTD
                                                                                                              Jun         Jun
For the Year Ended December 31                   1998        1999        2000        2001        2002        2002        2003
                                              -------     -------     -------     -------     -------     -------     -------
Revenue
Premiums                                        185.9       235.8       227.3       212.4       203.8        98.7        97.5
Surrender charges                                52.1        66.3        66.4        66.1        54.1        25.2        23.8
Mortality assessments                           350.1       444.6       465.2       499.4       501.5       247.8       258.1
Expense assessments                             146.2       165.8       191.8       191.4       199.5        94.1        97.9
Other revenue and fees                            2.6         9.8        14.2        17.9        23.7        12.4        13.1
Net investment income                           642.6       840.1       871.5       910.2       899.1       451.7       456.6
Realized gains (losses) on investments           (1.0)       (2.2)      (17.4)      (57.6)      (98.2)      (66.8)      (15.2)
Gains (losses) on derivatives                     0.0         0.0         0.0         0.7         1.5         0.6        (0.2)
                                              -------     -------     -------     -------     -------     -------     -------
Total Revenue                                 1,378.5     1,760.4     1,819.0     1,840.6     1,785.0       863.8       931.6
                                              -------     -------     -------     -------     -------     -------     -------

Benefits and Expenses
Benefits paid or provided:
Benefits                                        371.3       430.4       411.5       418.6       427.4       207.7       214.3
Div accum & div to policyholders                 70.7        81.5        80.8        78.5        76.0        36.0        32.0
Interest credited to policy bal.                393.1       493.8       525.4       569.9       598.6       295.2       299.9
                                              -------     -------     -------     -------     -------     -------     -------
Total insurance benefits                        835.1     1,005.8     1,017.8     1,067.0     1,101.9       538.8       546.2
Underwriting, acquisition,
insurance and other expenses:
Commissions                                     107.5       163.4       152.8       142.1       139.8        69.4        63.1
Other volume related expenses                   122.7       185.6       200.9       176.4       190.4        86.3        97.4
Operating and administrative expenses           146.0       171.2       164.4       166.8       162.2        76.4        79.1
Restructuring Charges                            30.8         0.0         0.0         5.4         0.0         0.0        12.8
Taxes, licenses and fees                         29.7        51.8        48.5        49.2        53.2        28.5        28.2
Par policyholder interests                       (4.3)        3.3         1.1         0.0         0.0         0.0         0.0
Foreign exchange                                  0.0         0.0         0.0         0.0         0.0         0.0         0.0
                                              -------     -------     -------     -------     -------     -------     -------
Subtotal                                        432.5       575.2       567.6       539.9       545.6       260.6       280.6
Deferral of acquisition costs                                             0.0      (324.8)     (336.5)     (156.5)     (170.7)
DAC amortization                                                          0.0        95.0       105.8        45.7        76.5
                                              -------     -------     -------     -------     -------     -------     -------
DAC deferral net of amortization               (159.3)     (235.0)     (286.5)     (229.8)     (230.7)     (110.8)      (94.3)
PVIF amortization                                51.9        58.8       103.7        75.9        73.9        33.1        34.6
Other intangibles amortization                    0.0         0.0         0.0         0.0         0.0         0.0         0.0
                                              -------     -------     -------     -------     -------     -------     -------
Total underwriting, acquisition,
insurance and other expenses                    325.0       399.1       384.8       385.9       388.8       182.8       220.9
Goodwill amortization                            19.7        23.4        23.7        23.7         0.0         0.0         0.0
                                              -------     -------     -------     -------     -------     -------     -------
Total Benefits and Expenses                   1,179.8     1,428.2     1,426.3     1,476.6     1,490.8       721.7       767.2
                                              -------     -------     -------     -------     -------     -------     -------

Income Before Federal Income Tax and
Cumulative Effect of Accounting Changes         198.7       332.2       392.7       364.0       294.2       142.1       164.4

Federal income taxes                             71.2       120.6       143.4       129.2        88.1        41.9        50.3
                                              -------     -------     -------     -------     -------     -------     -------

Income Before Cumulative Effect of
Accounting Changes                              127.5       211.5       249.3       234.8       206.1       100.2       114.1
                                              -------     -------     -------     -------     -------     -------     -------

Cumulative effect of accounting changes           0.0         0.0         0.0        (5.5)        0.0
                                              -------     -------     -------     -------     -------     -------     -------
Net Income                                      127.5       211.5       249.3       229.3       206.1       100.2       114.1
                                              =======     =======     =======     =======     =======     =======     =======
Less:
Realized gains (losses) on investments           (1.7)       (0.5)      (10.7)      (38.5)      (63.8)      (43.4)       (9.9)
Gains (losses) on derivatives                     0.0         0.0         0.0         1.6         1.0         0.3        (0.1)
Restructuring charges                           (20.0)        0.0         0.0        (3.5)        0.0         0.0        (8.3)
Cumulative effect of accounting changes           0.0         0.0         0.0        (5.5)        0.0         0.0         0.0
                                              -------     -------     -------     -------     -------     -------     -------
Income from Operations                          149.2       212.0       259.9       275.3       269.0       143.2       132.4
                                              =======     =======     =======     =======     =======     =======     =======

Effective tax rate on
Income from Operations                          35.6%       36.6%       36.6%       35.4%       31.2%       31.2%       31.2%

Revenue                                       1,378.5     1,760.4     1,819.0     1,840.6     1,785.0       863.8       931.6
Less:
Realized gains (losses) on investments           (1.0)       (2.2)      (17.4)      (57.6)      (98.2)      (66.8)      (15.2)
Gains (losses) on derivatives                                             0.0         0.7         1.5         0.6        (0.2)
                                              -------     -------     -------     -------     -------     -------     -------
Operating Revenue                             1,379.5     1,762.6     1,836.4     1,897.5     1,881.7       929.9       947.0
                                              =======     =======     =======     =======     =======     =======     =======

Average capital                               1,948.0     2,712.3     2,640.2     2,732.8     2,844.7     2,836.4     2,828.3
Net Income return on average capital             6.5%        7.8%        9.4%        8.4%        7.2%        7.1%        8.1%
Income from operations return on
average capital                                  7.7%        7.8%        9.8%       10.1%        9.5%       10.1%        9.4%

------------------------------------------------------------------------------------------------------------------------------

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-period                                                    1,079.3     1,265.6     1,265.6     1,424.4
Deferral                                                                            324.8       336.5       156.5       170.7
Amortization                                                                        (95.0)     (105.8)      (45.7)      (76.5)
                                                                                  -------     -------     -------     -------
Included in Total Benefits and Expenses                                             229.8       230.7       110.8        94.3
Adjustment related to realized (gains)
losses on securities available-for-sale                                              43.0        39.7        27.0         6.7
Adjustment related to unrealized (gains)
losses on securities available-for-sale                                             (89.0)     (130.9)      (17.9)     (144.2)
Other*                                                                                2.5        19.3        19.3           -
                                                                                  -------     -------     -------     -------
Balance at end-of-period                                                          1,265.6     1,424.4     1,404.9     1,381.2
                                                                                  =======     =======     =======     =======

Roll Forward of Present Value of In-Force

Balance at beginning-of-period                                                    1,040.5       964.0       964.0       890.1
Amortization                                                                        (75.9)      (73.9)      (33.1)      (34.6)
Other                                                                                (0.7)       (0.0)       (0.1)          -
                                                                                  -------     -------     -------     -------
Balance at end-of-period                                                            964.0       890.1       930.8       855.5
                                                                                  =======     =======     =======     =======

* Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002.

Note: 2001 and 2002 have been restated for the adoption of the fair value method of accounting for stock options under FAS 123.




                                                                                          PAGE 20
                                            Life Insurance Segment
                                               Income Statements
                                       Unaudited [Millions of Dollars]

For the Quarter Ended                             Jun        Sep        Dec        Mar        Jun
                                                 2001       2001       2001       2002       2002
                                              -------    -------    -------    -------    -------
Revenue
Premiums                                         50.7       46.4       64.4       51.1       47.6
Surrender charges                                13.5       15.6       19.9       11.7       13.5
Mortality assessments                           124.8      124.7      125.5      123.9      123.9
Expense assessments                              45.3       46.0       52.8       46.9       47.2
Other revenue and fees                            3.8        3.0        6.0        5.7        6.7
Net investment income                           227.4      233.2      226.6      226.0      225.7
Realized gains (losses) on investments          (10.0)      (8.2)     (31.1)     (41.4)     (25.4)
Gains (losses) on derivatives                     0.2       (0.1)       0.6        0.0        0.6
                                              -------    -------    -------    -------    -------
Total Revenue                                   455.7      460.6      464.7      423.9      439.8
                                              -------    -------    -------    -------    -------

Benefits and Expenses
Benefits paid or provided:
Benefits                                        103.5      102.3      112.9      104.1      103.6
Div accum & div to policyholders                 19.0       16.5       25.4       17.8       18.2
Interest credited to policy bal.                141.2      143.5      146.9      146.3      148.9
                                              -------    -------    -------    -------    -------
Total insurance benefits                        263.8      262.3      285.1      268.1      270.8
Underwriting, acquisition,
insurance and other expenses:
Commissions                                      31.1       32.5       45.1       34.6       34.8
Other volume related expenses                    43.3       41.4       56.9       42.7       43.6
Operating and administrative expenses            42.1       43.1       39.8       38.2       38.2
Restructuring charges                             3.1        0.0        2.3        0.0        0.0
Taxes, licenses and fees                         12.3       12.0       12.5       13.2       15.3
Par policyholder interests                        0.0        0.0        0.0        0.0        0.0
Foreign exchange                                  0.0        0.0        0.0        0.0        0.0
                                              -------    -------    -------    -------    -------
Subtotal                                        131.9      129.0      156.5      128.6      132.0
Deferral of acquisition costs                   (68.8)     (85.3)    (106.3)     (74.3)     (82.2)
DAC amortization                                 15.8       29.7       30.2       22.1       23.6
                                              -------    -------    -------    -------    -------
DAC deferral net of amortization                (53.0)     (55.5)     (76.1)     (52.3)     (58.6)
PVIF amortization                                17.7       20.5       14.7       16.9       16.3
Other intangibles amortization                    0.0        0.0        0.0        0.0        0.0
                                              -------    -------    -------    -------    -------
Total underwriting, acquisition,
insurance and other expenses                     96.5       94.0       95.1       93.2       89.6
Goodwill amortization                             5.9        5.9        5.9        0.0        0.0
                                              -------    -------    -------    -------    -------
Total Benefits and Expenses                     366.3      362.2      386.2      361.3      360.4
                                              -------    -------    -------    -------    -------

Income Before Federal Income Tax and
Cumulative Effect of Accounting Changes          89.4       98.4       78.4       62.6       79.4

Federal income taxes                             31.5       34.7       27.5       19.1       22.7
                                              -------    -------    -------    -------    -------
Income Before Cumulative Effect of
Accounting Changes                               57.9       63.8       50.9       43.5       56.7
                                              -------    -------    -------    -------    -------

Cumulative effect of accounting changes          (5.3)       0.0       (0.0)       0.0        0.0
                                              -------    -------    -------    -------    -------
Net Income                                       52.6       63.8       50.9       43.5       56.7
                                              =======    =======    =======    =======    =======
Less:
Realized gains (losses) on investments           (6.4)      (5.3)     (21.3)     (26.9)     (16.4)
Gains (losses) on derivatives                     0.1       (0.0)       1.5        0.0        0.3
Restructuring charges                            (2.0)       0.0       (1.5)       0.0        0.0
Cumulative effect of accounting changes          (5.3)       0.0       (0.0)       0.0        0.0
                                              -------    -------    -------    -------    -------
Income from Operations                           66.2       69.1       72.3       70.4       72.8
                                              =======    =======    =======    =======    =======

Effective tax rate on
Income from Operations                          35.3%      35.2%      35.0%      32.3%      30.1%

Revenue                                         455.7      460.6      464.7      423.9      439.8
Less:
Realized gains (losses) on investments          (10.0)      (8.2)     (31.1)     (41.4)     (25.4)
Gains (losses) on derivatives                     0.2       (0.1)       0.6        0.0        0.6
                                              -------    -------    -------    -------    -------
Operating Revenue                               465.5      468.9      495.2      465.3      464.6
                                              =======    =======    =======    =======    =======

Average capital                               2,716.7    2,737.7    2,746.5    2,804.3    2,868.5
Net Income return on average capital             7.7%       9.3%       7.4%       6.2%       7.9%
Income from operations return on
average capital                                  9.7%      10.1%      10.5%      10.0%      10.2%

--------------------------------------------------------------------------------------------------

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-quarter               1,064.1    1,151.1    1,156.0    1,265.6    1,385.3
Deferral                                         68.8       85.3      106.3       74.3       82.2
Amortization                                    (15.8)     (29.7)     (30.2)     (22.1)     (23.6)
                                              -------    -------    -------    -------    -------
Included in Total Benefits and Expenses          53.0       55.5       76.1       52.3       58.6
Adjustment related to realized (gains)
losses on securities available-for-sale          13.3        7.2       14.7       15.8       11.2
Adjustment related to unrealized (gains)
losses on securities available-for-sale          20.7      (59.6)      18.5       34.0      (51.9)
Other*                                            0.1        1.8        0.3       17.6        1.7
                                              -------    -------    -------    -------    -------
Balance at end-of-quarter                     1,151.1    1,156.0    1,265.6    1,385.3    1,404.9
                                              =======    =======    =======    =======    =======

Roll Forward of Present Value of In-Force

Balance at beginning-of-quarter               1,017.6      999.9      978.7      964.0      947.1
Amortization                                    (17.7)     (20.5)     (14.7)     (16.9)     (16.3)
Other                                                       (0.7)                            (0.1)
                                              -------    -------    -------    -------    -------
Balance at end-of-quarter                       999.9      978.7      964.0      947.1      930.7
                                              =======    =======    =======    =======    =======


For the Quarter Ended                             Sep        Dec        Mar        Jun
                                                 2002       2002       2003       2003
                                              -------    -------    -------    -------
Revenue
Premiums                                         48.6       56.4       47.8       49.7
Surrender charges                                13.4       15.5       11.4       12.4
Mortality assessments                           126.3      127.3      129.7      128.4
Expense assessments                              49.2       56.3       48.3       49.6
Other revenue and fees                            5.1        6.2        5.8        7.3
Net investment income                           224.1      223.3      227.6      229.0
Realized gains (losses) on investments          (25.9)      (5.5)     (12.7)      (2.6)
Gains (losses) on derivatives                     0.7        0.1       (0.5)       0.3
                                              -------    -------    -------    -------
Total Revenue                                   441.6      479.6      457.5      474.0
                                              -------    -------    -------    -------

Benefits and Expenses
Benefits paid or provided:
Benefits                                        105.2      114.6      103.8      110.5
Div accum & div to policyholders                 17.2       22.8       14.4       17.6
Interest credited to policy bal.                152.6      150.7      150.1      149.8
                                              -------    -------    -------    -------
Total insurance benefits                        275.1      288.0      268.3      277.9
Underwriting, acquisition,
insurance and other expenses:
Commissions                                      31.8       38.6       32.4       30.7
Other volume related expenses                    45.8       58.3       54.2       43.2
Operating and administrative expenses            41.1       44.7       40.6       38.5
Restructuring charges                             0.0        0.0        5.5        7.3
Taxes, licenses and fees                         13.2       11.5       14.4       13.8
Par policyholder interests                        0.0        0.0        0.0        0.0
Foreign exchange                                  0.0        0.0        0.0        0.0
                                              -------    -------    -------    -------
Subtotal                                        131.8      153.2      147.1      133.4
Deferral of acquisition costs                   (78.6)    (101.4)     (91.0)     (79.7)
DAC amortization                                 23.9       36.3       47.0       29.5
                                              -------    -------    -------    -------
DAC deferral net of amortization                (54.8)     (65.1)     (44.0)     (50.2)
PVIF amortization                                23.3       17.4       17.4       17.2
Other intangibles amortization                    0.0        0.0        0.0        0.0
                                              -------    -------    -------    -------
Total underwriting, acquisition,
insurance and other expenses                    100.4      105.5      120.5      100.4
Goodwill amortization                             0.0        0.0        0.0        0.0
                                              -------    -------    -------    -------
Total Benefits and Expenses                     375.5      393.6      388.8      378.3
                                              -------    -------    -------    -------

Income Before Federal Income Tax and
Cumulative Effect of Accounting Changes          66.1       86.0       68.7       95.7

Federal income taxes                             19.7       26.5       20.2       30.1
                                              -------    -------    -------    -------
Income Before Cumulative Effect of
Accounting Changes                               46.4       59.5       48.5       65.6
                                              -------    -------    -------    -------

Cumulative effect of accounting changes           0.0        0.0        0.0        0.0
                                              -------    -------    -------    -------
Net Income                                       46.4       59.5       48.5       65.6
                                              =======    =======    =======    =======
Less:
Realized gains (losses) on investments          (16.9)      (3.6)      (8.1)      (1.9)
Gains (losses) on derivatives                     0.6        0.1       (0.5)       0.4
Restructuring charges                             0.0        0.0       (3.6)      (4.7)
Cumulative effect of accounting changes           0.0        0.0        0.0        0.0
                                              -------    -------    -------    -------
Income from Operations                           62.7       63.1       60.7       71.8
                                              =======    =======    =======    =======

Effective tax rate on
Income from Operations                          31.3%      31.0%      30.6%      31.8%

Revenue                                         441.6      479.6      457.5      474.0
Less:
Realized gains (losses) on investments          (25.9)      (5.5)     (12.7)      (2.6)
Gains (losses) on derivatives                     0.7        0.1       (0.5)       0.3
                                              -------    -------    -------    -------
Operating Revenue                               466.8      485.0      470.7      476.2
                                              =======    =======    =======    =======

Average capital                               2,856.0    2,849.9    2,863.9    2,792.7
Net Income return on average capital             6.5%       8.4%       6.8%       9.4%
Income from operations return on
average capital                                  8.8%       8.8%       8.5%      10.3%

--------------------------------------------------------------------------------------

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-quarter               1,404.9    1,362.2    1,424.5    1,447.7
Deferral                                         78.6      101.4       91.0       79.7
Amortization                                    (23.9)     (36.3)     (47.0)     (29.5)
                                              -------    -------    -------    -------
Included in Total Benefits and Expenses          54.8       65.1       44.0       50.2
Adjustment related to realized (gains)
losses on securities available-for-sale          11.7        1.0        7.0       (0.3)
Adjustment related to unrealized (gains)
losses on securities available-for-sale        (109.3)      (3.7)     (27.9)    (116.3)
Other*
                                              -------    -------    -------    -------
Balance at end-of-quarter                     1,362.2    1,424.5    1,447.7    1,381.3
                                              =======    =======    =======    =======

Roll Forward of Present Value of In-Force

Balance at beginning-of-quarter                 930.7      907.4      890.1      872.7
Amortization                                    (23.3)     (17.4)     (17.4)     (17.2)
Other                                                        0.1
                                              -------    -------    -------    -------
Balance at end-of-quarter                       907.4      890.1      872.7      855.5
                                              =======    =======    =======    =======


* Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002.




                                                                                                          PAGE 21
                                                Life Insurance Segment
                                                    Operational Data
                                           Unaudited [Millions of Dollars]
                                                                                                    YTD       YTD
                                                                                                    Jun       Jun
For the Year Ended December 31                   1998      1999      2000      2001      2002      2002      2003
                                              -------   -------   -------   -------   -------   -------   -------
First Year Premiums by Product (Millions)
Universal Life                                  233.0     342.9     289.3     292.7     495.3     185.3     273.4
Variable Universal Life                         101.3     142.2     218.7     228.6     134.5      81.4      38.5
Whole Life                                       20.0      23.9      22.4      26.3      30.3      11.6      13.5
Term                                             48.0      45.9      41.9      30.8      32.3      16.8      18.8
                                              -------   -------   -------   -------   -------   -------   -------
Total Retail                                    402.3     555.0     572.3     578.4     692.3     295.2     344.2
Corporate Owned Life Insurance (COLI)             4.0      14.7      87.0      47.3      88.1      53.5      72.4
                                              -------   -------   -------   -------   -------   -------   -------
Total                                           406.3     569.7     659.3     625.6     780.4     348.7     416.5
                                              -------   -------   -------   -------   -------   -------   -------

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors                       35.0     188.3     200.6     196.1     201.7      89.8      90.5
Lincoln Financial Distributors                  356.3     367.9     444.7     413.0     556.3     252.5     278.2
Other*                                           15.0      13.5      14.0      16.6      22.4       6.4      47.8
                                              -------   -------   -------   -------   -------   -------   -------
Total by Distribution                           406.3     569.7     659.3     625.6     780.4     348.7     416.5
                                              =======   =======   =======   =======   =======   =======   =======

Life Insurance In-Force (Billions)
Universal Life & Other                        105.837   109.288   115.872   121.168   126.016   123.674   127.276
Term Insurance                                 67.076    85.701   100.130   113.226   127.880   121.076   139.191
                                              -------   -------   -------   -------   -------   -------   -------
Total  Life Segment In-Force                  172.914   194.988   216.002   234.394   253.896   244.750   266.467
                                              =======   =======   =======   =======   =======   =======   =======


For the Quarter Ended                             Sep       Dec       Mar       Jun       Sep       Dec       Mar
                                                 2000      2000      2001      2001      2001      2001      2002
                                              -------   -------   -------   -------   -------   -------   -------
First Year Premiums by Product (Millions)
Universal Life                                   72.4      80.9      57.7      70.0      67.4      97.5      86.4
Variable Universal Life                          55.1      75.1      56.0      52.2      50.1      70.2      39.0
Whole Life                                        6.0       8.0       4.1       5.1       6.7      10.4       5.2
Term                                              9.1       7.6       6.5       7.2       8.1       9.1       8.7
                                              -------   -------   -------   -------   -------   -------   -------
Total Retail                                    142.6     171.6     124.2     134.6     132.4     187.2     139.4
Corporate Owned Life Insurance (COLI)             5.8      49.0       7.1      21.0       5.1      14.2       6.9
                                              -------   -------   -------   -------   -------   -------   -------
Total                                           148.4     220.7     131.3     155.6     137.4     201.3     146.3
                                              -------   -------   -------   -------   -------   -------   -------

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors                       51.3      66.2      38.1      48.2      41.8      68.0      41.5
Lincoln Financial Distributors                   92.9     150.6      89.1     104.0      90.4     129.5     100.9
Other*                                            4.2       3.9       4.2       3.4       5.2       3.8       3.8
                                              -------   -------   -------   -------   -------   -------   -------
Total by Distribution                           148.4     220.7     131.3     155.6     137.4     201.3     146.3
                                              =======   =======   =======   =======   =======   =======   =======

Insurance In-Force (Billions)
Universal Life & Other                        112.884   115.872   116.747   118.007   119.029   121.168   122.316
Term Insurance                                 98.424   100.130   102.467   105.265   108.723   113.226   117.752
                                              -------   -------   -------   -------   -------   -------   -------
Total Segment In-Force                        211.308   216.002   219.214   223.272   227.751   234.394   240.068
                                              =======   =======   =======   =======   =======   =======   =======


For the Quarter Ended                             Jun       Sep       Dec       Mar       Jun
                                                 2002      2002      2002      2003      2003
                                              -------   -------   -------   -------   -------
First Year Premiums by Product (Millions)
Universal Life                                   98.9     132.9     177.1     130.8     142.7
Variable Universal Life                          42.4      26.1      27.0      24.4      14.1
Whole Life                                        6.4       7.7      11.0       6.5       7.1
Term                                              8.1       7.3       8.1       9.1       9.6
                                              -------   -------   -------   -------   -------
Total Retail                                    155.8     174.0     223.2     170.7     173.5
Corporate Owned Life Insurance (COLI)            46.6       7.8      26.8      10.6      61.8
                                              -------   -------   -------   -------   -------
Total                                           202.4     181.8     249.9     181.3     235.3
                                              -------   -------   -------   -------   -------

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors                       48.3      46.9      64.9      42.1      48.4
Lincoln Financial Distributors                  151.6     132.7     171.1     131.6     146.6
Other*                                            2.6       2.2      13.9       7.5      40.2
                                              -------   -------   -------   -------   -------
Total by Distribution                           202.4     181.8     249.9     181.3     235.3
                                              =======   =======   =======   =======   =======

Insurance In-Force (Billions)
Universal Life & Other                        123.674   124.085   126.016   126.414   127.276
Term Insurance                                121.076   123.945   127.880   133.251   139.191
                                              -------   -------   -------   -------   -------
Total Segment In-Force                        244.750   248.030   253.896   259.666   266.467
                                              =======   =======   =======   =======   =======

* Other consists of distribution arrangements with third-party intermediaries.



                                                                                                                    PAGE 22
                                                           Life Insurance Segment
                                                   Life Insurance Account Value Roll Forward

                                                      Unaudited [Billions of Dollars]
                                                                                                          YTD           YTD
                                                                                                          Jun           Jun
                                       1998      1999          2000          2001          2002          2002          2003
                                     ------    ------        ------        ------        ------        ------        ------
Universal Life-Bal Beg-of-Year        2.558     6.259         6.650         6.976         7.508         7.508         8.211

Deposits                              0.675     1.017         0.955         1.043         1.332         0.612         0.666
Withdrawals & deaths                 (0.701)   (0.452)       (0.426)       (0.319)       (0.426)       (0.193)       (0.208)
                                     ------    ------        ------        ------        ------        ------        ------
Net flows                            (0.026)    0.564         0.528         0.724         0.906         0.419         0.458
Policyholder assessments              0.000    (0.544)       (0.584)       (0.598)       (0.648)       (0.316)       (0.339)
Interest credited                     0.350     0.370         0.382         0.405         0.428         0.210         0.213
Acq of new business/transfers
between segments                      3.378     0.000         0.000         0.000         0.018         0.018         0.000
                                     ------    ------        ------        ------        ------        ------        ------
Universal Life-Bal End of Year (1)    6.259     6.650         6.976         7.508         8.211         7.838         8.542
                                     ------    ------        ------        ------        ------        ------        ------
Variable Universal Life-Bal
Beg-of-Year                           0.480     1.200         1.605         1.808         1.746         1.746         1.690

Deposits                              0.193     0.326         0.607         0.584         0.504         0.277         0.232
Withdrawals & deaths                 (0.100)   (0.099)       (0.132)       (0.251)       (0.193)       (0.112)       (0.087)
                                     ------    ------        ------        ------        ------        ------        ------
Net flows                             0.093     0.228         0.475         0.332         0.311         0.164         0.146
Policyholder assessments              0.000    (0.084)       (0.141)       (0.170)       (0.186)       (0.093)       (0.097)
Invest inc & chg in mkt value         0.105     0.370        (0.130)       (0.225)       (0.313)       (0.173)        0.191
Acq of new business/transfers
between segments                      0.522    (0.110)        0.000         0.000         0.132         0.132         0.000
                                     ------    ------        ------        ------        ------        ------        ------
Variable Universal Life-Bal
End-of-Year                           1.200     1.605         1.808         1.746         1.690         1.776         1.930
                                     ------    ------        ------        ------        ------        ------        ------
Interest Sensitive Whole Life-
Bal Beg-of-Year                                 1.784         1.963         2.062         2.123         2.123         2.186

Deposits                              0.340     0.355         0.322         0.307         0.301         0.129         0.114
Withdrawals & deaths                 (0.294)   (0.162)       (0.168)       (0.200)       (0.199)       (0.091)       (0.097)
                                     ------    ------        ------        ------        ------        ------        ------
Net flows                             0.046     0.193         0.154         0.107         0.103         0.038         0.017
Policyholder assessments              0.000    (0.168)       (0.168)       (0.164)       (0.167)       (0.081)       (0.074)
Interest credited                     0.096     0.109         0.113         0.118         0.127         0.065         0.062
Acq of new business/transfers
between segments                      1.642     0.045         0.000         0.000         0.000         0.000         0.000
                                     ------    ------        ------        ------        ------        ------        ------
Int Sensitive Whole Life-Bal
End-of-Year                           1.784     1.963         2.062         2.123         2.186         2.145         2.191
                                     ------    ------        ------        ------        ------        ------        ------

---------------------------------------------------------------------------------------------------------------------------

Total Segment- Life Insurance
Account Values
Bal Beg-of-Year                       3.038     9.243        10.217        10.847        11.377        11.377        12.086

Deposits                              1.207     1.698         1.884         1.934         2.138         1.018         1.012
Withdrawals & deaths                 (1.095)   (0.713)       (0.727)       (0.771)       (0.818)       (0.396)       (0.391)
                                     ------    ------        ------        ------        ------        ------        ------
Net flows                             0.113     0.985         1.158         1.163         1.320         0.621         0.621
Policyholder assessments                       (0.795)       (0.893)       (0.931)       (1.002)       (0.490)       (0.510)
Invest inc & change in market value   0.551     0.849         0.364         0.299         0.241         0.101         0.466
Acq of new business/transfers
between segments                      5.542    (0.065)                                    0.150         0.150
                                     ------    ------        ------        ------        ------        ------        ------
Total Segment-Bal End-of-Year         9.243    10.217        10.847        11.377        12.086        11.759        12.663
                                     ======    ======        ======        ======        ======        ======        ======

(1) Includes fixed investment option of VUL products.



                                                                                                             PAGE 23
                                                                   Life Insurance Segment
                                                          Life Insurance Account Value Roll Forward
                                                               Unaudited [Billions of Dollars]

                                           Sep           Dec           Mar           Jun           Sep           Dec
                                          2000          2000          2001          2001          2001          2001
                                        ------        ------        ------        ------        ------        ------
Universal Life-Bal Beg-of-Quarter        6.782         6.878         6.976         7.063         7.216         7.315

Deposits                                 0.227         0.265         0.227         0.270         0.233         0.314
Withdrawals & deaths                    (0.080)       (0.114)       (0.091)       (0.071)       (0.085)       (0.073)
                                        ------        ------        ------        ------        ------        ------
Net flows                                0.146         0.151         0.136         0.199         0.147         0.241
Policyholder assessments                (0.146)       (0.150)       (0.147)       (0.147)       (0.150)       (0.153)
Interest credited                        0.096         0.097         0.098         0.100         0.102         0.105
Acq of new business/transfers
between segments                         0.000         0.000         0.000         0.000         0.000         0.000
                                        ------        ------        ------        ------        ------        ------
Universal Life-Bal End-of-Quarter (1)    6.878         6.976         7.063         7.216         7.315         7.508
                                        ------        ------        ------        ------        ------        ------
Variable Universal Life-Bal Beg
of Quarter                               1.764         1.812         1.808         1.633         1.766         1.527

Deposits                                 0.123         0.245         0.136         0.138         0.124         0.186
Withdrawals & deaths                    (0.037)       (0.048)       (0.049)       (0.060)       (0.055)       (0.088)
                                        ------        ------        ------        ------        ------        ------
Net flows                                0.085         0.197         0.087         0.078         0.069         0.098
Policyholder assessments                (0.036)       (0.041)       (0.041)       (0.041)       (0.042)       (0.045)
Invest inc & chg in mkt value           (0.001)       (0.160)       (0.221)        0.096        (0.266)        0.166
Acq of new business/transfers
between segments                         0.000         0.000         0.000         0.000         0.000         0.000
                                        ------        ------        ------        ------        ------        ------
Variable Universal Life -Bal
End-of-Quarter                           1.812         1.808         1.633         1.766         1.527         1.746
                                        ------        ------        ------        ------        ------        ------

Interest Sensitive Whole Life -
Bal Beg-of-Quarter                       1.993         2.026         2.062         2.068         2.084         2.096

Deposits                                 0.079         0.113         0.056         0.069         0.077         0.105
Withdrawals & deaths                    (0.033)       (0.056)       (0.041)       (0.043)       (0.054)       (0.061)
                                        ------        ------        ------        ------        ------        ------
Net flows                                0.045         0.057         0.014         0.027         0.022         0.044
Policyholder assessments                (0.040)       (0.050)       (0.037)       (0.040)       (0.041)       (0.047)
Interest credited                        0.027         0.029         0.028         0.030         0.030         0.030
Acq of new business/transfers
between segments                         0.000         0.000         0.000         0.000         0.000         0.000
                                        ------        ------        ------        ------        ------        ------
Int Sensitive Whole Life-Bal
End-of-Quarter                           2.026         2.062         2.068         2.084         2.096         2.123
                                        ------        ------        ------        ------        ------        ------

--------------------------------------------------------------------------------------------------------------------

Total Segment- Life Insurance
Account Values
Bal Beg-of-Quarter                      10.538        10.716        10.847        10.764        11.066        10.939

Deposits                                 0.428         0.622         0.418         0.477         0.434         0.605
Withdrawals & deaths                    (0.151)       (0.218)       (0.181)       (0.173)       (0.195)       (0.222)
                                        ------        ------        ------        ------        ------        ------
Net flows                                0.277         0.404         0.237         0.304         0.239         0.383
Policyholder assessments                (0.221)       (0.241)       (0.225)       (0.228)       (0.232)       (0.246)
Invest inc & change in market value      0.123        (0.033)       (0.094)        0.226        (0.134)        0.301
Acq of new business/transfers
between segments                         0.000         0.000         0.000         0.000         0.000         0.000
                                        ------        ------        ------        ------        ------        ------
Total Segment -Bal End-of-Quarter       10.716        10.847        10.764        11.066        10.939        11.377
                                        ======        ======        ======        ======        ======        ======

                                                             Life Insurance Segment (Continued)
                                                         Life Insurance Account Value Roll Forward
                                                             Unaudited [Billions of Dollars]

                                           Mar           Jun           Sep           Dec           Mar           Jun
                                          2002          2002          2002          2002          2003          2003
                                        ------        ------        ------        ------        ------        ------
Universal Life-Bal Beg-of-Quarter        7.508         7.622         7.838         7.987         8.211         8.359

Deposits                                 0.248         0.364         0.310         0.410         0.316         0.350
Withdrawals & deaths                    (0.097)       (0.096)       (0.108)       (0.125)       (0.107)       (0.101)
                                        ------        ------        ------        ------        ------        ------
Net flows                                0.150         0.268         0.201         0.286         0.210         0.249
Policyholder assessments                (0.158)       (0.158)       (0.162)       (0.170)       (0.168)       (0.171)
Interest credited                        0.104         0.106         0.110         0.108         0.106         0.106
Acq of new business/transfers
between segments                         0.018         0.000         0.000         0.000         0.000         0.000
                                        ------        ------        ------        ------        ------        ------
Universal Life-Bal End-of-Quarter (1)    7.622         7.838         7.987         8.211         8.359         8.542
                                        ------        ------        ------        ------        ------        ------
Variable Universal Life-Bal Beg
of Quarter                               1.746         1.919         1.776         1.575         1.690         1.689

Deposits                                 0.129         0.147         0.102         0.126         0.118         0.114
Withdrawals & deaths                    (0.055)       (0.057)       (0.034)       (0.047)       (0.036)       (0.050)
                                        ------        ------        ------        ------        ------        ------
Net flows                                0.074         0.090         0.068         0.079         0.082         0.064
Policyholder assessments                (0.047)       (0.046)       (0.046)       (0.047)       (0.049)       (0.048)
Invest inc & chg in mkt value            0.013        (0.186)       (0.224)        0.083        (0.034)        0.225
Acq of new business/transfers
between segments                         0.132         0.000         0.000         0.000         0.000         0.000
                                        ------        ------        ------        ------        ------        ------
Variable Universal Life -Bal
End-of-Quarter                           1.919         1.776         1.575         1.690         1.689         1.930
                                        ------        ------        ------        ------        ------        ------

Interest Sensitive Whole Life -
Bal Beg-of-Quarter                       2.123         2.126         2.145         2.164         2.186         2.185

Deposits                                 0.063         0.066         0.073         0.100         0.051         0.062
Withdrawals & deaths                    (0.051)       (0.039)       (0.045)       (0.063)       (0.046)       (0.050)
                                        ------        ------        ------        ------        ------        ------
Net flows                                0.012         0.026         0.027         0.037         0.005         0.012
Policyholder assessments                (0.042)       (0.039)       (0.040)       (0.046)       (0.036)       (0.038)
Interest credited                        0.033         0.032         0.031         0.031         0.030         0.032
Acq of new business/transfers
between segments                         0.000         0.000         0.000         0.000         0.000         0.000
                                        ------        ------        ------        ------        ------        ------
Int Sensitive Whole Life-Bal
End-of-Quarter                           2.126         2.145         2.164         2.186         2.185         2.191
                                        ------        ------        ------        ------        ------        ------

--------------------------------------------------------------------------------------------------------------------

Total Segment- Life Insurance
Account Values
Bal Beg-of-Quarter                      11.377        11.667        11.759        11.726        12.086        12.233

Deposits                                 0.440         0.577         0.484         0.636         0.486         0.526
Withdrawals & deaths                    (0.204)       (0.192)       (0.187)       (0.234)       (0.190)       (0.202)
                                        ------        ------        ------        ------        ------        ------
Net flows                                0.236         0.385         0.297         0.402         0.296         0.324
Policyholder assessments                (0.246)       (0.244)       (0.248)       (0.263)       (0.252)       (0.257)
Invest inc & change in market value      0.151        (0.049)       (0.082)        0.222         0.103         0.363
Acq of new business/transfers
between segments                         0.150         0.000         0.000         0.000         0.000         0.000
                                        ------        ------        ------        ------        ------        ------
Total Segment -Bal End-of-Quarter       11.667        11.759        11.726        12.086        12.233        12.663
                                        ======        ======        ======        ======        ======        ======

(1) Includes fixed investment option of VUL products.



                                                                                                                PAGE 24
                                                                       Investment Management
                                                                         Income Statements
                                                                   Unaudited [Millions of Dollars]
                                                                                                         YTD        YTD
                                                                                                         Jun        Jun
For the Year Ended December 31                   1998       1999       2000       2001       2002       2002       2003
                                               ------     ------     ------     ------     ------     ------     ------
Revenue
Investment advisory fees - External             249.0      248.6      231.6      197.2      183.3       95.8       93.5
Investment advisory fees - Insurance Assets     100.2      103.0      112.4      105.0       97.7       49.4       49.6
Other revenue and fees                           92.5      106.6      115.9       99.2       87.0       45.0       51.5
Net investment income                            67.0       56.9       57.7       53.6       50.5       25.5       24.2
Realized gains (losses) on investments            0.9       (0.1)      (3.9)      (3.7)      (5.4)      (2.2)      (0.4)
Gains (losses) on derivatives                     0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                               ------     ------     ------     ------     ------     ------     ------
Total Revenue                                   509.6      514.9      513.7      451.2      413.1      213.4      218.5
                                               ------     ------     ------     ------     ------     ------     ------
Benefits and Expenses
Underwriting, acquisition,
insurance and other expenses:
Operating and administrative expenses           384.7      369.6      398.8      410.2      393.2      198.0      199.6
Restructuring Charges                             0.0       12.5        7.1        0.6       (0.4)       0.0        0.0
Taxes, licenses and fees                         13.1       10.3       11.6       16.8       13.0        8.7        5.8
                                               ------     ------     ------     ------     ------     ------     ------
Subtotal                                        397.8      392.4      417.5      427.5      405.8      206.8      205.4
Other intangibles amortization                   18.8       17.7       16.3       10.8        8.2        4.2        4.0
                                               ------     ------     ------     ------     ------     ------     ------
Total underwriting, acquisition,
insurance and other expenses                    416.6      410.1      433.8      438.3      414.0      211.0      209.4
Goodwill amortization                            16.3       16.2       16.2       16.2        0.0        0.0        0.0
Interest on notes payable                         0.4        0.0        0.0        0.0        0.0        0.0        0.0
                                               ------     ------     ------     ------     ------     ------     ------
Total Benefits and Expenses                     433.3      426.3      450.0      454.6      414.0      211.0      209.4
                                               ------     ------     ------     ------     ------     ------     ------

Income Before Federal Income Tax and
Cumulative Effect of Accounting Changes          76.3       88.6       63.7       (3.3)      (0.9)       2.4        9.1

Federal income taxes                             31.9       37.0       26.8        5.5        0.5        1.1        3.5

Income Before Cumulative Effect of             ------     ------     ------     ------     ------     ------     ------
Accounting Changes                               44.4       51.6       37.0       (8.9)      (1.4)       1.3        5.6
                                               ------     ------     ------     ------     ------     ------     ------

Cumulative effect of accounting changes           0.0        0.0        0.0       (0.1)       0.0        0.0        0.0
                                               ------     ------     ------     ------     ------     ------     ------
Net Income                                       44.4       51.6       37.0       (9.0)      (1.4)       1.3        5.6
                                               ======     ======     ======     ======     ======     ======     ======
Less:
Realized gains (losses) on investments            0.5       (0.1)      (2.5)      (2.4)      (3.5)      (1.4)      (0.2)
Gains (losses) on derivatives                     0.0        0.0        0.0        0.0        0.0        0.0        0.0
Restructuring charges                             0.0       (9.2)      (4.6)      (0.4)       0.3        0.0        0.0
Cumulative effect of accounting changes           0.0        0.0        0.0       (0.1)       0.0        0.0        0.0
                                               ------     ------     ------     ------     ------     ------     ------
Income from Operations                           43.9       61.0       44.1       (6.1)       1.8        2.7        5.8
                                               ======     ======     ======     ======     ======     ======     ======
Net Income
- before Goodwill Amortization                   60.8       67.9       53.2        7.3       (1.4)       1.3        5.6
Net Income
-before Goodwill & Intang. Amort.                73.1       79.4       63.8       14.3        3.9        4.1        8.2

Inc from Oper -before
Goodwill  Amortization                           60.3       77.2       60.3       10.1        1.8        2.7        5.8
Income from Operations
- before Goodwill & Intang. Amort                72.6       88.7       70.9       17.1        7.2        5.5        8.4

Revenue                                         509.6      514.9      513.7      451.2      413.1      213.4      218.5
Less:
Realized gains (losses) on investments            0.9       (0.1)      (3.9)      (3.7)      (5.4)      (2.2)      (0.4)
Gains (losses) on derivatives                     0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                               ------     ------     ------     ------     ------     ------     ------
Operating Revenue                               508.7      515.0      517.6      454.9      418.5      215.6      218.8
                                               ======     ======     ======     ======     ======     ======     ======

Average Capital (Securities at Cost)            642.3      593.7      575.6      556.2      580.9      574.6      593.1
Net Income return on average capital             6.9%       8.7%       6.4%      (1.6%)     (0.2%)      0.5%       1.9%
Inc. from oper. return on average capital        6.8%      10.3%       7.7%      (1.1%)      0.3%       1.0%       2.0%

Note: 2001 and 2002 have been restated for the adoption of the fair value method of accounting for stock options under FAS 123.



                                                                                                                       PAGE 25
                                                                      Investment Management
                                                                        Income Statements
                                                                 Unaudited [Millions of Dollars]

For the Quarter Ended                    Jun      Sep      Dec      Mar        Jun        Sep        Dec        Mar        Jun
                                        2001     2001     2001     2002       2002       2002       2002       2003       2003
                                      ------   ------   ------   ------     ------     ------     ------     ------     ------
Revenue
Investment advisory fees - External     51.1     46.2     49.3     48.0       47.8       42.9       44.7       44.2       49.4
Investment advisory fees - Insurance
Assets                                  26.0     26.0     26.3     25.0       24.3       24.1       24.2       24.1       25.4
Other revenue and fees                  25.7     23.9     23.4     23.0       22.0       19.9       22.1       22.0       29.5
Net investment income                   13.0     13.6     12.8     12.8       12.7       12.4       12.7       12.1       12.1
Realized gains (losses) on
investments                             (1.1)    (0.8)    (1.1)    (1.5)      (0.7)      (1.8)      (1.5)      (0.4)       0.1
Gains (losses) on derivatives            0.0      0.0      0.0      0.0        0.0        0.0        0.0        0.0        0.0
                                      ------   ------   ------   ------     ------     ------     ------     ------     ------
Total Revenue                          114.7    108.8    110.8    107.3      106.1       97.5      102.2      102.1      116.4
                                      ------   ------   ------   ------     ------     ------     ------     ------     ------
Benefits and Expenses
Underwriting, acquisition,
insurance and other expenses:
Operating and administrative
expenses                               104.7     99.0    101.3     97.2      100.8       99.4       95.8       95.2      104.4
Restructuring Charges                    0.0      0.0      0.6      0.0        0.0       (0.4)       0.0        0.0        0.0
Taxes, licenses and fees                 3.6      4.2      3.6      4.6        4.2        1.9        2.4        3.0        2.8
                                      ------   ------   ------   ------     ------     ------     ------     ------     ------
Subtotal                               108.3    103.2    105.5    101.8      105.0      100.9       98.2       98.2      107.2
Other intangibles amortization           2.3      2.3      2.3      2.2        2.0        2.0        2.0        2.0        2.0
                                      ------   ------   ------   ------     ------     ------     ------     ------     ------
Total underwriting, acquisition,
insurance and other expenses           110.6    105.5    107.8    103.9      107.0      102.9      100.2      100.2      109.2
Goodwill amortization                    4.1      4.1      4.1      0.0        0.0        0.0        0.0        0.0        0.0
Interest on notes payable                0.0      0.0      0.0      0.0        0.0        0.0        0.0        0.0        0.0
                                      ------   ------   ------   ------     ------     ------     ------     ------     ------
Total Benefits and Expenses            114.7    109.5    111.9    103.9      107.0      102.9      100.2      100.2      109.2
                                      ------   ------   ------   ------     ------     ------     ------     ------     ------
Income Before Federal Income
Tax and Cumulative Effect of
Accounting Changes                       0.0     (0.7)    (1.1)     3.4       (1.0)      (5.4)       2.0        1.9        7.2

Federal income taxes                     1.7      1.4      1.3      1.3       (0.2)      (1.5)       0.9        0.8        2.6

Income Before Cumulative Effect of    ------   ------   ------   ------     ------     ------     ------     ------     ------
Accounting Changes                      (1.7)    (2.1)    (2.4)     2.1       (0.8)      (3.9)       1.1        1.0        4.6
                                      ------   ------   ------   ------     ------     ------     ------     ------     ------
Cumulative effect of accounting
changes                                 (0.1)     0.0      0.0      0.0        0.0        0.0        0.0        0.0        0.0
                                      ------   ------   ------   ------     ------     ------     ------     ------     ------
Net Income                              (1.8)    (2.1)    (2.4)     2.1       (0.8)      (3.9)       1.1        1.0        4.6
                                      ======   ======   ======   ======     ======     ======     ======     ======     ======
Less:
Realized gains (losses) on
investments                             (0.7)    (0.5)    (0.7)    (1.0)      (0.4)      (1.2)      (0.9)      (0.3)       0.0
Gains (losses) on derivatives            0.0      0.0      0.0      0.0        0.0        0.0        0.0        0.0        0.0
Restructuring charges                    0.0      0.0     (0.4)     0.0        0.0        0.3        0.0        0.0        0.0
Cumulative effect of accounting
changes                                 (0.1)     0.0      0.0      0.0        0.0        0.0        0.0        0.0        0.0
                                      ------   ------   ------   ------     ------     ------     ------     ------     ------
Income from Operations                  (1.0)    (1.6)    (1.3)     3.1       (0.3)      (3.0)       2.1        1.3        4.5
                                      ======   ======   ======   ======     ======     ======     ======     ======     ======

Net Income - before
Goodwill  Amortization                   2.3      1.9      1.7      2.1       (0.8)      (3.9)       1.1        1.0        4.6
Net Income - before
Goodwill  & Intang. Amort                3.8      3.4      3.2      3.5        0.6       (2.6)       2.4        2.4        5.8
Inc from Oper -before
Goodwill  Amortization                   3.1      2.5      2.8      3.1       (0.3)      (3.0)       2.1        1.3        4.5

Inc from Oper - before
Goodwill  & Intang. Amort                4.6      3.9      4.2      4.5        1.0       (1.7)       3.4        2.6        5.8

Revenue                                114.7    108.8    110.8    107.3      106.1       97.5      102.2      102.1      116.4
Less:
Realized gains (losses) on investment   (1.1)    (0.8)    (1.1)    (1.5)      (0.7)      (1.8)      (1.5)      (0.4)       0.1
Gains (losses) on derivatives            0.0      0.0      0.0      0.0        0.0        0.0        0.0        0.0        0.0
                                      ------   ------   ------   ------     ------     ------     ------     ------     ------
Operating Revenue                      115.8    109.7    111.8    108.9      106.7       99.3      103.6      102.5      116.3
                                      ======   ======   ======   ======     ======     ======     ======     ======     ======

Average Capital (Securities at Cost)   555.5    556.3    554.5    562.3      586.9      586.0      588.5      597.6      588.6
Net Income return on average capital   (1.3%)   (1.1%)   (0.9%)    2.2%      (0.2%)     (2.0%)      1.4%       0.9%       3.1%
Income from operations return on
average capital                        (0.7%)   (1.2%)   (0.9%)    2.2%      (0.2%)     (2.1%)      1.5%       1.0%       3.3%



                                                                                                       PAGE 26
                                                           Investment Management
                                                    Assets Under Management Roll Forward
                                                      Unaudited [Billions of Dollars]
                                                                                                YTD        YTD
                                                                                                Jun        Jun
                                        1998       1999       2000       2001       2002       2002       2003
                                      ------     ------     ------     ------     ------     ------     ------
Retail Fixed - Bal Beg-of-Year         8.125      8.219      7.423      6.608      7.120      7.120      7.631

Fund Sales                             1.166      0.991      0.769      0.876      1.218      0.564      0.893
Redemptions                           (1.234)    (1.424)    (1.401)    (1.051)    (1.182)    (0.595)    (0.645)
Net Money Market                      (0.141)    (0.111)    (0.207)    (0.046)    (0.050)    (0.005)    (0.005)
Transfers                              0.132      0.177     (0.168)     0.405      0.206     (0.020)     0.007
                                      ------     ------     ------     ------     ------     ------     ------
Net Flows(1)                          (0.077)    (0.367)    (1.007)     0.184      0.192     (0.056)     0.249
Market                                 0.170     (0.429)     0.099      0.328      0.320      0.105      0.311
Acquisitions/addition of Assets
under Administration(1)                                      0.094
                                      ------     ------     ------     ------     ------     ------     ------
Balance  End-of-Year                   8.219      7.423      6.608      7.120      7.631      7.169      8.191
                                      ------     ------     ------     ------     ------     ------     ------

Retail Equity - Bal Beg-of-Year       17.754     22.081     23.384     21.523     17.987     17.987     14.917

Fund Sales                             3.581      3.270      4.116      2.817      4.477      1.992      1.530
Redemptions                           (2.459)    (4.972)    (4.431)    (2.838)    (3.690)    (1.672)    (1.415)
Net Money Market                      (0.001)    (0.001)     0.001
Transfers                              0.730     (0.144)    (0.178)    (0.538)    (0.173)    (0.008)    (0.048)
                                      ------     ------     ------     ------     ------     ------     ------
Net Flows(1)                           1.851     (1.847)    (0.492)    (0.560)     0.614      0.312      0.068
Market                                 2.476      3.150     (1.711)    (2.976)    (3.685)    (1.689)     1.922
Acquisitions/addition of Assets
under Administration(1)                                      0.342
                                      ------     ------     ------     ------     ------     ------     ------
Balance at End-of-Year                22.081     23.384     21.523     17.987     14.917     16.610     16.906
                                      ------     ------     ------     ------     ------     ------     ------

Total Retail - Bal Beg-of-Year        25.879     30.300     30.807     28.130     25.107     25.107     22.547

Retail Sales-Annuities                 2.240      1.561      1.782      1.701      2.751      1.190      1.016
Retail Sales-Mutual Funds              1.912      2.151      2.577      1.523      1.829      1.014      1.009
Retail Sales-Managed Acct. & Other     0.595      0.549      0.525      0.469      1.115      0.352      0.398
                                      ------     ------     ------     ------     ------     ------     ------
Total Retail Sales                     4.747      4.261      4.885      3.693      5.695      2.557      2.423
Redemptions                           (3.693)    (6.396)    (5.832)    (3.889)    (4.873)    (2.267)    (2.060)
Net Money Market                      (0.142)    (0.112)    (0.206)    (0.046)    (0.050)    (0.005)    (0.005)
Transfers                              0.862      0.033     (0.346)    (0.133)     0.033     (0.029)    (0.041)
                                      ------     ------     ------     ------     ------     ------     ------
Net Flows(1)                           1.774     (2.214)    (1.500)    (0.375)     0.806      0.256      0.316
Market                                 2.647      2.721     (1.612)    (2.649)    (3.364)    (1.584)     2.232
Acquisitions/addition of Assets
under Administration(1)                                      0.435
                                      ------     ------     ------     ------     ------     ------     ------
Balance at End-of-Year                30.300     30.807     28.130     25.107     22.547     23.778     25.097
                                      ------     ------     ------     ------     ------     ------     ------

--------------------------------------------------------------------------------------------------------------

Institutional Fixed - Bal
Beg-of-Year                            5.708      6.955      6.936      6.111      5.490      5.490      7.237

Inflows                                2.169      2.001      0.771      0.643      2.281      1.468      0.718
Withdrawals/Terminations              (1.242)    (1.700)    (1.973)    (1.229)    (1.146)    (0.400)    (0.496)
Transfers                             (0.074)    (0.001)    (0.005)     0.017      0.004     (0.000)     0.005
                                      ------     ------     ------     ------     ------     ------     ------
Net Flows                              0.853      0.300     (1.207)    (0.569)     1.139      1.067      0.227
Market                                 0.394     (0.319)     0.382     (0.052)     0.607      0.287      0.290
Acquisitions
                                      ------     ------     ------     ------     ------     ------     ------
Balance at End-of-Year                 6.955      6.936      6.111      5.490      7.237      6.845      7.753
                                      ------     ------     ------     ------     ------     ------     ------

Institutional Equity -
Bal Beg-of-Year                       24.871     24.235     23.631     19.112     17.814     17.814     16.711

Inflows                                3.840      5.249      2.730      3.183      2.913      1.241      1.221
Withdrawals/Terminations              (7.441)    (7.800)    (7.209)    (2.879)    (1.991)    (1.147)    (0.839)
Transfers                              0.047      0.012     (0.008)     0.035      0.045      0.025      0.010
                                      ------     ------     ------     ------     ------     ------     ------
Net Flows                             (3.555)    (2.539)    (4.486)     0.338      0.967      0.119      0.392
Market                                 2.919      1.935     (0.033)    (1.636)    (2.070)     0.185      2.504
Acquisitions
                                      ------     ------     ------     ------     ------     ------     ------
Balance at End-of-Year                24.235     23.631     19.112     17.814     16.711     18.118     19.607
                                      ------     ------     ------     ------     ------     ------     ------

Total Institutional -
Bal Beg-of-Year                       30.579     31.191     30.568     25.223     23.304     23.304     23.948

Inflows                                6.009      7.250      3.501      3.826      5.194      2.709      1.939
Withdrawals/Terminations              (8.683)    (9.500)    (9.182)    (4.109)    (3.137)    (1.547)    (1.335)
Transfers                             (0.027)     0.011     (0.013)     0.052      0.050      0.025      0.015
                                      ------     ------     ------     ------     ------     ------     ------
Net Flows                             (2.702)    (2.239)    (5.693)    (0.231)     2.106      1.187      0.618
Market                                 3.313      1.616      0.349     (1.688)    (1.463)     0.472      2.794
Acquisitions
                                      ------     ------     ------     ------     ------     ------     ------
Balance at End-of-Year                31.191     30.568     25.223     23.304     23.948     24.963     27.360
                                      ------     ------     ------     ------     ------     ------     ------

Total Retail/Institutional -
At End-of-Year                        ------     ------     ------     ------     ------     ------     ------
                                      61.490     61.375     53.354     48.411     46.495     48.741     52.457
                                      ------     ------     ------     ------     ------     ------     ------

                                      ------     ------     ------     ------     ------     ------     ------
Insurance Assets - At End-of-Year     39.432     35.934     35.686     38.119     41.104     38.476     43.857
                                      ------     ------     ------     ------     ------     ------     ------
Total Assets Under Management
At End-of-Year                       100.922     97.309     89.040     86.530     87.599     87.217     96.314
                                      ======     ======     ======     ======     ======     ======     ======

(1) Retail assets under management have been restated to include assets under administration beginning in
    January of 2000.

Net Flows from Assets Under Administration are:              0.018      0.081      0.263      0.151      0.126



                                                                                        PAGE 27
                                                       Investment Management
                                               Assets Under Management Roll Forward
                                                   Unaudited [Billions of Dollars]

                                     Sep        Dec        Mar        Jun        Sep        Dec
                                    2000       2000       2001       2001       2001       2001
                                  ------     ------     ------     ------     ------     ------
Retail Fixed - Bal-Beg-of-Qtr      6.763      6.631      6.606      6.749      6.768      7.207

Fund Sales                         0.223      0.212      0.248      0.203      0.207      0.218
Redemptions                       (0.328)    (0.277)    (0.261)    (0.285)    (0.262)    (0.242)
Net Money Market                  (0.031)    (0.051)     0.010     (0.030)     0.005     (0.031)
Transfers                         (0.031)     0.010      0.047     (0.002)     0.388     (0.027)
                                  ------     ------     ------     ------     ------     ------
Net Flows(1)                      (0.167)    (0.106)     0.043     (0.114)     0.338     (0.083)
Market                             0.035      0.081      0.100      0.133      0.101     (0.002)
Acquisitions/addition of Assets
under Admin.(1)                    0.000      0.000      0.000      0.000      0.000      0.000
                                  ------     ------     ------     ------     ------     ------
Balance at End-of-Qtr              6.631      6.606      6.749      6.768      7.207      7.122
                                  ------     ------     ------     ------     ------     ------

Retail Equity - Bal-Beg-of-Qtr    23.496     24.047     21.524     18.254     19.755     15.872

Fund Sales                         0.927      1.071      0.917      0.681      0.638      0.580
Redemptions                       (1.040)    (0.837)    (0.911)    (0.666)    (0.653)    (0.607)
Net Money Market                   0.001      0.000      0.000      0.000      0.000      0.000
Transfers                         (0.036)    (0.069)    (0.070)    (0.047)    (0.441)     0.019
                                  ------     ------     ------     ------     ------     ------
Net Flows(1)                      (0.148)     0.165     (0.064)    (0.032)    (0.456)    (0.008)
Market                             0.699     (2.689)    (3.205)     1.532     (3.427)     2.125
Acquisitions/addition of Assets
under Admin.(1)                    0.000      0.000      0.000      0.000      0.000      0.000
                                  ------     ------     ------     ------     ------     ------
Balance at End-of-Qtr             24.047     21.524     18.254     19.755     15.872     17.989
                                  ------     ------     ------     ------     ------     ------

Total Retail - Bal-Beg-of-Qtr     30.260     30.679     28.130     25.003     26.523     23.079

Retail Sales-Annuities             0.456      0.589      0.540      0.403      0.434      0.323
Retail Sales-Mutual Funds          0.554      0.563      0.483      0.355      0.336      0.348
Retail Sales-Managed Acct.
& Other                            0.140      0.131      0.142      0.127      0.074      0.127
                                  ------     ------     ------     ------     ------     ------
Total Retail Sales                 1.150      1.283      1.165      0.885      0.845      0.798
Redemptions                       (1.368)    (1.114)    (1.173)    (0.951)    (0.915)    (0.850)
Net Money Market                  (0.030)    (0.051)     0.010     (0.030)     0.005     (0.031)
Transfers                         (0.067)    (0.059)    (0.023)    (0.049)    (0.053)    (0.009)
                                  ------     ------     ------     ------     ------     ------
Net Flows(1)                      (0.315)     0.059     (0.021)    (0.146)    (0.118)    (0.091)
Market                             0.734     (2.608)    (3.105)     1.665     (3.326)     2.123
Acquisitions/addition of Assets
under Admin.(1)                    0.000      0.000      0.000      0.000      0.000      0.000
                                  ------     ------     ------     ------     ------     ------
Balance at End-of-Qtr             30.679     28.130     25.003     26.523     23.079     25.111
                                  ------     ------     ------     ------     ------     ------
------------------------------------------------------------------------------------------------
Institutional Fixed -
Bal-Beg-of-Qtr                     6.485      6.276      6.112      5.891      5.809      5.639

Inflows                            0.308      0.135      0.310      0.233      0.020      0.080
Withdrawals/Terminations          (0.532)    (0.568)    (0.432)    (0.112)    (0.493)    (0.192)
Transfers                          0.000      0.001      0.003      0.010      0.001      0.002
                                  ------     ------     ------     ------     ------     ------
Net Flows                         (0.224)    (0.433)    (0.119)     0.131     (0.472)    (0.109)
Market                             0.015      0.269     (0.102)    (0.213)     0.302     (0.041)
                                  ------     ------     ------     ------     ------     ------
Balance at End-of-Qtr              6.276      6.112      5.891      5.809      5.639      5.489
                                  ------     ------     ------     ------     ------     ------

Institutional Equity -
Bal-Beg-of-Qtr                    20.241     19.044     19.113     17.312     18.405     16.240

Inflows                            0.407      0.750      0.881      0.823      0.863      0.615
Withdrawals/Terminations          (1.154)    (1.368)    (1.199)    (0.501)    (0.555)    (0.624)
Transfers                         (0.013)     0.007      0.018     (0.008)     0.009      0.016
                                  ------     ------     ------     ------     ------     ------
Net  Flows                        (0.760)    (0.611)    (0.299)     0.313      0.317      0.007
Market                            (0.438)     0.680     (1.502)     0.779     (2.482)     1.567
                                  ------     ------     ------     ------     ------     ------
Balance at End-of-Qtr             19.044     19.113     17.312     18.405     16.240     17.814
                                  ------     ------     ------     ------     ------     ------

Total Institutional -
Bal-Beg-of-Qtr                    26.726     25.320     25.225     23.203     24.214     21.879

Inflows                            0.715      0.885      1.192      1.056      0.883      0.696
Withdrawals/Terminations          (1.686)    (1.936)    (1.631)    (0.613)    (1.048)    (0.816)
Transfers                         (0.012)     0.008      0.022      0.002      0.010      0.018
                                  ------     ------     ------     ------     ------     ------
Net Flows                         (0.983)    (1.043)    (0.417)     0.445     (0.155)    (0.103)
Market                            (0.423)     0.949     (1.605)     0.566     (2.180)     1.526
                                  ------     ------     ------     ------     ------     ------
Balance at End-of-Qtr             25.320     25.225     23.203     24.214     21.879     23.303
                                  ------     ------     ------     ------     ------     ------

Total Retail/Inst - At            ------     ------     ------     ------     ------     ------
End-of-Qtr                        55.998     53.355     48.207     50.737     44.958     48.413
                                  ------     ------     ------     ------     ------     ------
Insurance Assets-End-of-Qtr       34.981     35.686     36.324     36.018     37.337     38.119
                                  ------     ------     ------     ------     ------     ------
Total Assets Under Management
At End-of-Qtr                     90.979     89.041     84.531     86.755     82.295     86.532
                                  ======     ======     ======     ======     ======     ======

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000.

Net Cash Flows from Assets Under
Administration are:                0.011      0.001      0.027      0.013      0.007      0.034


                                              Investment Management (continued)
                                             Assets Under Management Roll Forward
                                               Unaudited [Billions of Dollars]

                                     Mar        Jun        Sep        Dec        Mar        Jun
                                    2002       2002       2002       2002       2003       2003
                                  ------     ------     ------     ------     ------     ------
Retail Fixed - Bal-Beg-of-Qtr      7.122      7.090      7.169      7.516      7.633      7.909

Fund Sales                         0.292      0.272      0.325      0.328      0.424      0.469
Redemptions                       (0.289)    (0.306)    (0.277)    (0.311)    (0.327)    (0.318)
Net Money Market                  (0.003)    (0.002)    (0.009)    (0.035)     0.001     (0.006)
Transfers                         (0.041)     0.021      0.134      0.092      0.062     (0.055)
                                  ------     ------     ------     ------     ------     ------
Net Flows(1)                      (0.041)    (0.015)     0.174      0.074      0.159      0.090
Market                             0.009      0.094      0.174      0.043      0.117      0.191
Acquisitions/addition of Assets
under Admin.(1)                    0.000      0.000      0.000      0.000      0.000      0.000
                                  ------     ------     ------     ------     ------     ------
Balance at End-of-Qtr              7.090      7.169      7.516      7.633      7.909      8.190
                                  ------     ------     ------     ------     ------     ------

Retail Equity - Bal-Beg-of-Qtr    17.989     18.254     16.611     13.703     14.914     14.284

Fund Sales                         0.908      1.084      1.140      1.345      0.717      0.813
Redemptions                       (0.791)    (0.881)    (1.137)    (0.881)    (0.803)    (0.612)
Net Money Market                   0.000      0.000      0.000      0.000      0.000      0.000
Transfers                          0.014     (0.022)    (0.128)    (0.036)    (0.059)     0.011
                                  ------     ------     ------     ------     ------     ------
Net Flows(1)                       0.130      0.182     (0.126)     0.428     (0.145)     0.213
Market                             0.134     (1.825)    (2.782)     0.784     (0.486)     2.411
Acquisitions/addition of Assets
under Admin.(1)                    0.000      0.000      0.000      0.000      0.000      0.000
                                  ------     ------     ------     ------     ------     ------
Balance at End-of-Qtr             18.254     16.611     13.703     14.914     14.284     16.907
                                  ------     ------     ------     ------     ------     ------

Total Retail - Bal-Beg-of-Qtr     25.111     25.343     23.779     21.219     22.547     22.192

Retail Sales-Annuities             0.589      0.601      0.756      0.806      0.488      0.528
Retail Sales-Mutual Funds          0.452      0.562      0.416      0.399      0.450      0.558
Retail Sales-Managed Acct.
& Other                            0.159      0.194      0.293      0.469      0.202      0.196
                                  ------     ------     ------     ------     ------     ------
Total Retail Sales                 1.200      1.356      1.465      1.673      1.141      1.282
Redemptions                       (1.081)    (1.186)    (1.414)    (1.192)    (1.130)    (0.930)
Net Money Market                  (0.003)    (0.002)    (0.009)    (0.035)     0.001     (0.006)
Transfers                         (0.027)    (0.001)     0.006      0.056      0.003     (0.044)
                                  ------     ------     ------     ------     ------     ------
Net Flows(1)                       0.089      0.167      0.048      0.502      0.014      0.302
Market                             0.143     (1.731)    (2.608)     0.826     (0.369)     2.602
Acquisitions/addition of Assets
under Admin.(1)                    0.000      0.000      0.000      0.000      0.000      0.000
                                  ------     ------     ------     ------     ------     ------
Balance at End-of-Qtr             25.343     23.779     21.219     22.547     22.192     25.097
                                  ------     ------     ------     ------     ------     ------
-----------------------------------------------------------------------------------------------
Institutional Fixed -
Bal-Beg-of-Qtr                     5.489      6.018      6.844      7.208      7.238      7.606

Inflows                            0.804      0.663      0.530      0.283      0.592      0.126
Withdrawals/Terminations          (0.239)    (0.161)    (0.308)    (0.438)    (0.308)    (0.188)
Transfers                         (0.001)     0.000      0.007     (0.002)     0.002      0.003
                                  ------     ------     ------     ------     ------     ------
Net Flows                          0.565      0.503      0.229     (0.157)     0.286     (0.059)
Market                            (0.036)     0.324      0.134      0.187      0.083      0.206
                                  ------     ------     ------     ------     ------     ------
Balance at End-of-Qtr              6.018      6.844      7.208      7.238      7.606      7.753
                                  ------     ------     ------     ------     ------     ------

Institutional Equity -
Bal-Beg-of-Qtr                    17.814     18.642     18.118     14.935     16.709     15.918

Inflows                            0.672      0.569      0.631      1.040      0.494      0.727
Withdrawals/Terminations          (0.512)    (0.635)    (0.523)    (0.322)    (0.459)    (0.381)
Transfers                          0.006      0.018      0.011      0.010      0.008      0.002
                                  ------     ------     ------     ------     ------     ------
Net  Flows                         0.167     (0.047)     0.119      0.728      0.044      0.348
Market                             0.661     (0.476)    (3.302)     1.046     (0.835)     3.341
                                  ------     ------     ------     ------     ------     ------
Balance at End-of-Qtr             18.642     18.118     14.935     16.709     15.918     19.608
                                  ------     ------     ------     ------     ------     ------

Total Institutional -
Bal-Beg-of-Qtr                    23.303     24.659     24.962     22.142     23.947     23.525

Inflows                            1.476      1.232      1.162      1.323      1.086      0.853
Withdrawals/Terminations          (0.751)    (0.796)    (0.831)    (0.760)    (0.767)    (0.568)
Transfers                          0.006      0.019      0.017      0.008      0.010      0.005
                                  ------     ------     ------     ------     ------     ------
Net Flows                          0.731      0.455      0.348      0.572      0.330      0.289
Market                             0.625     (0.152)    (3.168)     1.233     (0.752)     3.547
                                  ------     ------     ------     ------     ------     ------
Balance at End-of-Qtr             24.659     24.962     22.142     23.947     23.525     27.360
                                  ------     ------     ------     ------     ------     ------

Total Retail/Inst - At            ------     ------     ------     ------     ------     ------
End-of-Qtr                        50.003     48.741     43.361     46.494     45.717     52.457
                                  ------     ------     ------     ------     ------     ------
Insurance Assets-End-of-Qtr       37.171     38.476     40.416     41.104     42.130     43.857
                                  ------     ------     ------     ------     ------     ------
Total Assets Under Management
At End-of-Qtr                     87.173     87.217     83.777     87.598     87.847     96.314
                                  ======     ======     ======     ======     ======     ======

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000.

Net Cash Flows from Assets Under
Administration are:                0.090      0.061      0.045      0.068      0.068      0.059



                                                                                                             PAGE 28
                                                                    Lincoln UK
                                                                 Income Statements
                                                           Unaudited [Millions of Dollars]
                                                                                                      YTD        YTD
                                                                                                      Jun        Jun
For the Year Ended December 31                1998       1999       2000       2001       2002       2002       2003
                                            ------     ------     ------     ------     ------     ------     ------
Revenue
Premiums                                     156.6      145.1      148.4       46.1       50.6       24.1       26.5
Mortality assessments                         29.3       27.1       31.4       33.9       32.4       14.8       18.3
Expense assessments                          153.6      182.3      178.1      134.8      105.3       53.1       46.1
Other revenue and fees                        11.2       13.8        2.6       (1.4)      24.9       12.3        6.4
Net investment income                         87.9       75.3       70.3       64.8       62.1       29.9       31.9
Realized gains (losses) on
investments                                    1.1        3.0        3.2       12.4        1.9       (0.6)       0.0
Gains (losses) on derivatives                  0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                            ------     ------     ------     ------     ------     ------     ------
Total Revenue                                439.7      446.6      433.8      290.7      277.2      133.6      129.1
                                            ------     ------     ------     ------     ------     ------     ------

Benefits and Expenses
Benefits paid or provided:
Benefits                                     151.0      306.2      178.5       83.4       84.2       37.3       42.5
Underwriting, acquisition,
insurance and other expenses:
Commissions                                   52.6       54.5       37.7       10.8        6.1        3.2        1.9
Operating and administrative
expenses                                     125.8      153.0      140.5       82.5       77.0       36.2       38.8
Restructuring Charges                          0.0       10.0       99.4        0.0       (1.7)       0.0        0.0
                                            ------     ------     ------     ------     ------     ------     ------
Subtotal                                     178.5      217.4      277.6       93.2       81.4       39.5       40.7
Deferral of acquisition costs                                                  (4.2)      (3.4)      (1.9)      (1.7)
DAC amortization                                                               35.9       50.0       27.6       20.5
                                            ------     ------     ------     ------     ------     ------     ------
DAC deferral net of amortization             (16.0)     (12.4)      (7.2)      31.7       46.5       25.7       18.9
PVIF amortization                             13.2       28.4        4.7       22.5       30.8       12.4       (2.7)
Other intangibles amortization                 0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                            ------     ------     ------     ------     ------     ------     ------
Total underwriting, acquisition,
insurance and other expenses                 175.6      233.5      275.0      147.4      158.7       77.5       56.9
Goodwill amortization                          6.3        7.0        4.0        0.6        0.0        0.0        0.0
                                            ------     ------     ------     ------     ------     ------     ------
Total Benefits and Expenses                  332.9      546.7      457.6      231.5      242.9      114.9       99.4
                                            ------     ------     ------     ------     ------     ------     ------

Income Before Federal Income
Tax and Cumulative Effect of
Accounting Changes                           106.9     (100.1)     (23.8)      59.2       34.3       18.8       29.6

Federal income taxes                          35.2      (81.8)     (10.5)      (7.6)      (3.4)      (0.7)      10.4

                                            ------     ------     ------     ------     ------     ------     ------
Income Before Cumulative Effect of            71.7      (18.2)     (13.2)      66.8       37.7       19.5       19.3
Accounting Changes                          ------     ------     ------     ------     ------     ------     ------

Cumulative effect of accounting
changes                                        0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                            ------     ------     ------     ------     ------     ------     ------
Net Income                                    71.7      (18.2)     (13.2)      66.8       37.7       19.5       19.3
                                            ======     ======     ======     ======     ======     ======     ======
Less:
Realized gains (losses) on investments         0.8        2.1        2.3        8.7        1.3       (0.4)      (0.0)
Restructuring charges                          0.0       (6.5)     (76.5)       0.0        1.7        0.0        0.0
Cumulative effect of
accounting
changes                                        0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                            ------     ------     ------     ------     ------     ------     ------
Income from Operations                        70.9      (13.9)      61.0       58.1       34.6       19.9       19.3
                                            ======     ======     ======     ======     ======     ======     ======

Effective tax rate on
Income from Operations                       32.9%      85.1%      15.7%     (24.2%)    (12.8%)     (2.9%)     35.0%

Revenue                                      439.7      446.6      433.8      290.7      277.2      133.6      129.1
Less:
Realized gains (losses) on
investments                                    1.1        3.0        3.2       12.4        1.9       (0.6)       0.0
Gains(losses) on derivatives                ------     ------     ------     ------     ------     ------     ------
Operating Revenue                            438.6      443.6      430.6      278.2      275.4      134.2      129.1
                                            ======     ======     ======     ======     ======     ======     ======

Average capital                              472.5      520.4      493.9      593.7      549.8      564.9      516.8
Net Income return on average
capital                                      15.2%      (3.5%)     (2.7%)     11.3%       6.9%       6.9%       7.5%
Income from operations return
on average capital                           15.0%      (2.7%)     12.4%       9.8%       6.3%       7.0%       7.5%

--------------------------------------------------------------------------------------------------------------------

Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-year                                                  635.0      587.3      587.3      597.6
Deferral                                                                        4.2        3.4        1.9        1.7
Amortization                                                                  (35.9)     (50.0)     (27.6)     (20.5)
                                                                             ------     ------     ------     ------
Included in Total Benefits and
Expenses                                                                      (31.7)     (46.5)     (25.7)     (18.8)
Foreign currency translation
adjustment                                                                    (16.0)      56.8       29.4       16.4
Other                                                                           0.0        0.0        0.0        0.0
                                                                             ------     ------     ------     ------
Balance at end-of-year                                                        587.3      597.6      591.0      595.1
                                                                             ======     ======     ======     ======
Roll Forward of Present Value
of In-Force

Balance at beginning-of-year                                                  273.6      244.0      244.0      237.3
Amortization                                                                  (22.5)     (30.8)     (12.4)       2.7
Foreign currency translation
adjustment                                                                     (7.0)      24.1       12.3        6.9
Other
                                                                             ------     ------     ------     ------
Balance at end-of-year                                                        244.0      237.3      243.9      247.0
                                                                             ======     ======     ======     ======

Note: 2001 and 2002 have been restated for the adoption of the fair value method of accounting for stock options under FAS 123.



                                                                                                           PAGE 29
                                                                    Lincoln UK
                                                               Income Statements
                                                          Unaudited [Millions of Dollars]

For the Quarter Ended                 Jun      Sep       Dec      Mar      Jun      Sep      Dec      Mar      Jun
                                     2001     2001      2001     2002     2002     2002     2002     2003     2003
                                   ------   ------    ------   ------   ------   ------   ------   ------   ------
Revenue
Premiums                              9.6     11.8      11.9     12.1     12.1     12.4     14.2     12.7     13.8
Mortality assessments                 8.9      8.5       7.1      6.5      8.3      8.7      8.9      9.1      9.2
Expense assessments                  31.4     35.5      24.1     25.3     27.8     29.4     22.8     21.6     24.5
Other revenue and fees               (5.4)     8.8      (9.2)    (0.2)    12.5     24.5    (11.9)    10.3     (3.9)
Net investment income                16.9     14.8      15.2     14.7     15.3     15.6     16.6     15.2     16.7
Realized gains (losses) on
investments                           2.0      5.5       4.3     (5.1)     4.5      1.2      1.2     (0.0)     0.0
Gains (losses) on derivatives         0.0      0.0       0.0      0.0      0.0      0.0      0.0      0.0      0.0
                                   ------   ------    ------   ------   ------   ------   ------   ------   ------
Total Revenue                        63.4     85.0      53.4     53.2     80.5     91.8     51.8     68.9     60.2
                                   ------   ------    ------   ------   ------   ------   ------   ------   ------

Benefits and Expenses
Benefits paid or provided:
Benefits                             17.9     20.7      20.8     18.3     19.0     23.8     23.1     18.2     24.3
Underwriting, acquisition,
insurance and other expenses:
Commissions                           3.3      2.6       1.9      1.3      1.9      1.6      1.3      1.1      0.8
Operating and administrative
expenses                             18.2     20.3      24.7     17.3     18.9     20.2     20.6     18.3     20.5
Restructuring Charges                 0.0      0.0       0.0      0.0      0.0      0.0     (1.7)     0.0      0.0
                                   ------   ------    ------   ------   ------   ------   ------   ------   ------
Subtotal                             21.5     22.9      26.6     18.6     20.9     21.8     20.2     19.4     21.3
Deferral of acquisition costs        (1.1)    (1.3)     (0.9)    (0.9)    (1.0)    (0.9)    (0.6)    (0.8)    (0.8)
DAC amortization                      2.6     18.7      (3.8)     6.7     20.9     33.8    (11.5)    18.6      1.9
                                   ------   ------    ------   ------   ------   ------   ------   ------   ------
DAC deferral net of amortization      1.5     17.4      (4.8)     5.8     19.9     33.0    (12.1)    17.7      1.2
PVIF amortization                     1.8      9.4       5.6      0.7     11.7     12.8      5.5      3.0     (5.7)
Other intangibles amortization        0.0      0.0       0.0      0.0      0.0      0.0      0.0      0.0      0.0
                                   ------   ------    ------   ------   ------   ------   ------   ------   ------
Total underwriting, acquisition,
insurance and other expenses         24.8     49.6      27.4     25.0     52.5     67.6     13.6     40.1     16.8
Goodwill amortization                 0.2      0.2       0.2      0.0      0.0      0.0      0.0      0.0      0.0
                                   ------   ------    ------   ------   ------   ------   ------   ------   ------
Total Benefits and Expenses          42.9     70.5      48.4     43.3     71.5     91.4     36.7     58.3     41.1
                                   ------   ------    ------   ------   ------   ------   ------   ------   ------

Income Before Federal Income Tax
and Cumulative Effect of
Accounting Changes                   20.6     14.5       5.1      9.8      9.0      0.4     15.1     10.6     19.1

Federal income taxes                  3.5      1.0     (16.9)    (0.5)    (0.3)     0.2     (2.8)     3.8      6.6

Income Before Cumulative           ------   ------    ------   ------   ------   ------   ------   ------   ------
Effect of Accounting Changes         17.1     13.5      22.0     10.3      9.3      0.2     17.9      6.8     12.4
                                   ------   ------    ------   ------   ------   ------   ------   ------   ------

Cumulative effect of accounting
changes                               0.0      0.0       0.0      0.0      0.0      0.0      0.0      0.0      0.0
                                   ------   ------    ------   ------   ------   ------   ------   ------   ------
Net Income                           17.1     13.5      22.0     10.3      9.3      0.2     17.9      6.8     12.4
                                   ======   ======    ======   ======   ======   ======   ======   ======   ======
Less:
Realized gains (losses) on
investments                           1.4      3.9       3.0     (3.6)     3.2      0.9      0.8     (0.0)     0.0
Restructuring charges                 0.0      0.0       0.0      0.0      0.0      0.0      1.7      0.0      0.0
Cumulative effect of accounting
changes                               0.0      0.0       0.0      0.0      0.0      0.0      0.0      0.0      0.0
                                   ------   ------    ------   ------   ------   ------   ------   ------   ------
Income from Operations               15.7      9.6      19.0     13.8      6.1     (0.6)    15.3      6.8     12.4
                                   ======   ======    ======   ======   ======   ======   ======   ======   ======

Effective tax rate on
Income from Operations              15.5%    (6.8%) (2417.1%)    7.2%   (37.0%)   25.4%   (26.1%)   35.5%    34.7%

Revenue                              63.4     85.0      53.4     53.2     80.5     91.8     51.8     68.9     60.2
Less:
Realized gains (losses) on
investments                           2.0      5.5       4.3     (5.1)     4.5      1.2      1.2     (0.0)     0.0
                                   ------   ------    ------   ------   ------   ------   ------   ------   ------
Operating Revenue                    61.4     79.5      49.1     58.3     75.9     90.6     50.6     68.9     60.2
                                   ======   ======    ======   ======   ======   ======   ======   ======   ======

Average capital                     593.8    607.2     596.2    585.1    544.8    525.3    543.9    539.2    494.4
Net Income return on average
capital                             11.5%     8.9%     14.8%     7.0%     6.8%     0.2%    13.2%     5.1%    10.1%
Income from operations return on
average capital                     10.6%     6.3%     12.7%     9.5%     4.5%    (0.5%)   11.3%     5.1%    10.1%

------------------------------------------------------------------------------------------------------------------
Roll Forward of Deferred
Acquisition Costs

Balance at beginning-of-year        585.1    583.4     589.7    587.3    569.4    591.0    571.8    597.6    569.1
Deferral                              1.1      1.3       0.9      0.9      1.0      0.9      0.6      0.8      0.8
Amortization                         (2.6)   (18.7)      3.8     (6.7)   (20.9)   (33.8)    11.5    (18.6)    (1.9)
                                   ------   ------    ------   ------   ------   ------   ------   ------   ------
Included in Total Benefits and
Expenses                             (1.5)   (17.4)      4.8     (5.8)   (19.9)   (33.0)    12.1    (17.7)    (1.1)
Foreign currency translation
adjustment                           (0.2)    23.8      (7.2)   (12.2)    41.6     13.8     13.7    (10.8)    27.2
Other
                                   ------   ------    ------   ------   ------   ------   ------   ------   ------
Balance at end-of-year              583.4    589.7     587.3    569.4    591.0    571.8    597.6    569.1    595.1
                                   ======   ======    ======   ======   ======   ======   ======   ======   ======

Roll Forward of Present Value
of In-Force

Balance at beginning-of-year        253.8    251.9     252.8    244.0    238.3    243.9    236.8    237.4    230.1
Amortization                         (1.8)    (9.4)     (5.6)    (0.7)   (11.7)   (12.8)    (5.5)    (3.0)     5.7
Foreign currency translation
adjustment                           (0.1)    10.3      (3.2)    (5.1)    17.4      5.7      6.1     (4.3)    11.2
Other
                                   ------   ------    ------   ------   ------   ------   ------   ------   ------
Balance at end-of-year              251.9    252.8     244.0    238.3    243.9    236.8    237.4    230.1    247.0
                                   ======   ======    ======   ======   ======   ======   ======   ======   ======



                                                                                            PAGE 30
                                                               Lincoln UK
                                                            Operational Data
                                                     Unaudited [Millions of Dollars]

For the Quarter Ended                   Sep        Dec        Mar        Jun         Sep        Dec
                                       2000       2000       2001       2001        2001       2001
                                     ------     ------     ------     ------      ------     ------

Unit Linked Assets
Balance-Beg-of-Quarter (Billions)     6.726      6.499      6.441      5.677       5.768      5.218

Deposits                              0.145      0.116      0.132      0.111       0.128      0.111
Withdrawals (incl. chgs) & Deaths    (0.159)    (0.153)    (0.147)    (0.131)     (0.136)    (0.115)
                                     ------     ------     ------     ------      ------     ------
Net Flows                            (0.014)    (0.037)    (0.015)    (0.020)     (0.009)    (0.004)
Inv Inc & Chg in Mkt Val             (0.025)    (0.100)    (0.421)     0.115      (0.768)     0.457
Acq of new business/companies
Foreign currency adjustment          (0.189)     0.078     (0.328)    (0.004)      0.226     (0.063)
                                     ------     ------     ------     ------      ------     ------
Unit Linked Assets - End-of-Quarter   6.499      6.441      5.677      5.768       5.218      5.607
                                     ======     ======     ======     ======      ======     ======

Individual Life In-force (Billions)  24.535     24.290     21.894     21.519      21.299     20.878

Exchange Rate - Dollars to Pounds
For-the-Quarter                       1.482      1.454      1.455      1.421       1.442      1.448
End-of-Quarter                        1.475      1.493      1.416      1.415       1.474      1.456


                                                               Lincoln UK
                                                            Operational Data (continued)
                                                     Unaudited [Millions of Dollars]

For the Year Ended December 31                     1998       1999       2000       2001       2002
                                                 ------     ------     ------     ------     ------
Unit Linked Assets - Beg-of-Year
(Billions)                                        5.643      6.265      7.220      6.441      5.607

Deposits                                          0.473      0.537      0.554      0.481      0.453
Withdrawals (incl. chgs) & Deaths                (0.547)    (0.566)    (0.644)    (0.529)    (0.519)
                                                 ------     ------     ------     ------     ------
Net Flows                                        (0.074)    (0.029)    (0.090)    (0.048)    (0.066)
Inv Inc & Chg in Mkt Val                          0.662      1.154     (0.154)    (0.617)    (1.004)
Acq of new business/companies
Foreign currency adjustment                       0.035     (0.170)    (0.536)    (0.169)     0.542
                                                 ------     ------     ------     ------     ------
Unit Linked Assets - End-of-Year                  6.265      7.220      6.441      5.607      5.079
                                                 ======     ======     ======     ======     ======
Individual Life In-force (Billions)              25.002     25.698     24.290     20.878     18.896

Exchange Rate - Dollars to Pounds
For-the-Period                                    1.658      1.617      1.518      1.441      1.503
End-of-Period                                     1.660      1.615      1.493      1.456      1.610


For the Quarter Ended                    Mar        Jun        Sep        Dec        Mar        Jun
                                        2002       2002       2002       2002       2003       2003
                                      ------     ------     ------     ------     ------     ------
Unit Linked Assets
Balance-Beg-of-Quarter (Billions)      5.607      5.618      5.520      4.825      5.079      4.748

Deposits                               0.114      0.115      0.119      0.104      0.094      0.090
Withdrawals (incl. chgs) & Deaths     (0.127)    (0.137)    (0.126)    (0.129)    (0.153)    (0.137)
                                      ------     ------     ------     ------     ------     ------
Net Flows                             (0.013)    (0.022)    (0.006)    (0.025)    (0.059)    (0.047)
Inv Inc & Chg in Mkt Val               0.141     (0.479)    (0.812)     0.146     (0.184)     0.549
Acq of new business/companies
Foreign currency adjustment           (0.117)     0.403      0.123      0.133     (0.087)     0.218
                                      ------     ------     ------     ------     ------     ------
Unit Linked Assets - End-of-Quarter    5.618      5.520      4.825      5.079      4.748      5.468
                                      ======     ======     ======     ======     ======     ======

Individual Life In-force (Billions)   20.010     20.401     19.815     18.896     18.512     19.138

Exchange Rate - Dollars to Pounds
For-the-Quarter                        1.423      1.464      1.555      1.570      1.605      1.618
End-of-Quarter                         1.426      1.532      1.569      1.610      1.580      1.656



                                                                                                                      PAGE 31
                                                                               Other Operations
                                                                        Unaudited [Millions of Dollars]
                                                                                                                 YTD      YTD
                                                                                                                 Jun      Jun
For the Year Ended December 31                                     1998     1999     2000     2001     2002     2002     2003
                                                                 ------   ------   ------   ------   ------   ------   ------

Revenue                                                          1691.1   1966.0   1946.9   1827.3    372.4    177.0    149.2
Less:
Realized gains (losses) on investments                              0.5     14.4     (5.0)     8.2     25.6     (8.7)     0.2
Gains (losses) on derivatives                                       0.0      0.0      0.0     (9.7)     0.9     (0.0)    (0.2)
Amortization of deferred gain-reserve
development                                                         0.0      0.0      0.0      0.0     (0.8)     0.0     (0.4)
Gain on sale of reinsurance subsidiaries                            0.0      0.0      0.0     12.8     (8.3)     0.0      0.0
                                                                 ------   ------   ------   ------   ------   ------   ------
Operating Revenue                                                1690.6   1951.6   1951.9   1815.9    355.0    185.8    149.6
                                                                 ======   ======   ======   ======   ======   ======   ======

Operating Revenue by Source:
Lincoln Financial Advisors                                        286.4    317.0    377.5    360.7    318.0    154.0    144.7
Lincoln Financial Distributors                                     33.5    107.5    119.9    113.4    127.3     58.7     64.8
                                                                 ------   ------   ------   ------   ------   ------   ------
Total Distribution                                                319.9    424.4    497.4    474.0    445.4    212.7    209.5
Reinsurance                                                      1581.2   1824.1   1770.6   1699.4      0.0      0.0      0.0
Amortization of deferred gain on indemnity
reinsurance*                                                        0.0      0.0      0.0     20.4     75.2     46.2     36.6
Other [Including
Consolidating Adjustments]                                       (210.5)  (296.9)  (316.0)  (377.9)  (165.6)   (73.2)   (96.5)
                                                                 ------   ------   ------   ------   ------   ------   ------
Total Operating Revenue                                          1690.6   1951.6   1951.9   1815.9    355.0    185.8    149.6
                                                                 ======   ======   ======   ======   ======   ======   ======

-----------------------------------------------------------------------------------------------------------------------------

Income (Loss)

Net Loss                                                           (7.6)   (76.1)   (10.2)    (6.6)  (247.3)   (42.6)   (43.3)
Less:
Realized gains (losses) on investments                              2.7     10.2     (3.2)     5.9     16.7     (5.7)     0.1
Gains (losses) on derivatives                                       0.0      0.0      0.0     (6.3)     0.6     (0.0)    (0.1)
Gain on sale of reinsurance subsidiaries                            0.0      0.0      0.0     15.0     (9.4)     0.0      0.0
Reserve increase on business sold through
reinsurance                                                         0.0      0.0      0.0      0.0   (199.1)   (14.4)    (0.2)
Restructuring charges                                             (14.3)    (3.2)     1.0    (19.5)     1.1      0.0      0.0
Cumulative effect of accounting changes                             0.0      0.0      0.0     (2.7)     0.0      0.0      0.0
                                                                 ------   ------   ------   ------   ------   ------   ------
Operating Income (Loss)                                             4.0    (83.1)    (8.0)     1.0    (57.2)   (22.5)   (43.0)
                                                                 ======   ======   ======   ======   ======   ======   ======

Income (Loss) from Operations by Source:
Lincoln Financial Advisors                                        (23.7)   (20.8)   (11.7)   (20.1)   (31.4)   (18.8)   (17.8)
Lincoln Financial Distributors                                     (8.2)   (14.0)   (18.5)   (33.2)   (35.2)   (14.2)   (18.8)
                                                                 ------   ------   ------   ------   ------   ------   ------
Total Distribution                                                (31.9)   (34.8)   (30.2)   (53.3)   (66.6)   (32.9)   (36.6)
Reinsurance                                                       104.9     40.1    122.5    128.8      0.0      0.0      0.0
Amortization of deferred gain on indemnity
reinsurance*                                                        0.0      0.0      0.0     12.9     48.9     30.0     23.8
LNC Financing                                                     (51.5)   (83.5)   (84.9)   (77.9)   (43.0)   (18.4)   (29.7)
Other Corporate                                                   (17.5)    (5.0)   (15.4)    (9.5)     3.5     (1.1)    (0.5)
                                                                 ------   ------   ------   ------   ------   ------   ------
Income (Loss) from Operations                                       4.0    (83.1)    (8.0)     1.0    (57.2)   (22.5)   (43.0)
                                                                 ======   ======   ======   ======   ======   ======   ======

-----------------------------------------------------------------------------------------------------------------------------

                                                  Jun      Sep      Dec      Mar      Jun      Sep      Dec      Mar      Jun
For the Quarter Ended                            2001     2001     2001     2002     2002     2002     2002     2003     2003
                                               ------   ------   ------   ------   ------   ------   ------   ------   ------
Revenue                                         447.6    485.3    367.4     88.5     88.5     91.8    103.6     73.0     76.1
Less:
Realized gains (losses) on
investments                                       1.4    (12.8)    29.5     (4.9)    (3.8)    33.2      1.2      0.4     (0.2)
Gains (losses) on derivatives                    (0.1)    (0.0)    (9.7)     0.1     (0.1)     0.6      0.3     (0.4)     0.2
Amort. of deferred gain-reserve
development                                       0.0      0.0      0.0      0.0      0.0     (1.4)     0.5     (0.2)    (0.2)
Gain on sale of reinsurance
subsidiaries                                      0.0      0.0     12.8      0.0      0.0      0.0     (8.3)     0.0      0.0
                                               ------   ------   ------   ------   ------   ------   ------   ------   ------
Operating Revenue                               446.2    498.2    334.7     93.3     92.4     59.4    109.8     73.3     76.3
                                               ======   ======   ======   ======   ======   ======   ======   ======   ======

Operating Revenue by Source:
Lincoln Financial Advisors                       83.8     78.9    116.7     75.9     78.1     74.4     89.6     69.4     75.3
Lincoln Financial Distributors                   20.7     32.0     35.0     29.4     29.3     31.8     36.9     35.4     29.4
Total Distribution                              104.5    111.0    151.7    105.3    107.4    106.2    126.5    104.8    104.6
Reinsurance                                     451.4    467.4    265.6      0.0      0.0      0.0      0.0      0.0      0.0
Amortization of deferred gain on
indemnity reinsurance*                            0.0      0.0     20.4     24.1     22.1     22.1      6.9     18.4     18.2
Other [Including
Consolidating Adjustments]                     (109.6)   (80.2)  (102.9)   (36.0)   (37.1)   (68.9)   (23.6)   (49.9)   (46.6)
                                               ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Operating Revenue                         446.2    498.2    334.7     93.3     92.4     59.4    109.8     73.3     76.3
                                               ======   ======   ======   ======   ======   ======   ======   ======   ======

-----------------------------------------------------------------------------------------------------------------------------

Income (Loss)

Net  Income (Loss)                              (15.7)   (24.6)    33.2    (16.8)   (25.8)  (172.1)   (32.6)   (21.7)   (21.6)
Less:
Realized gains (losses) on
investments                                       1.0     (8.3)    19.7     (3.3)    (2.4)    21.6      0.8      0.5     (0.4)
Gains (losses) on derivatives                    (0.1)    (0.0)    (6.3)     0.1     (0.1)     0.4      0.2     (0.5)     0.4
Gain on sale of reinsurance
subsidiaries                                      0.0      0.0     15.0      0.0      0.0      0.0     (9.4)     0.0      0.0
Reserve develpoment on business
sold through reinsurance                          0.0      0.0      0.0      0.0    (14.4)  (176.4)    (8.2)    (0.1)    (0.1)
Restructuring charges                            (1.2)     0.0    (18.3)     0.0      0.0      1.1      0.0      0.0      0.0
Cumulative effect of accounting
changes                                          (2.2)     0.0     (0.0)     0.0      0.0      0.0      0.0      0.0      0.0
                                               ------   ------   ------   ------   ------   ------   ------   ------   ------
Income (Loss) from Operations                   (13.1)   (16.3)    23.0    (13.6)    (8.9)   (18.8)   (15.9)   (21.5)   (21.5)
                                               ======   ======   ======   ======   ======   ======   ======   ======   ======

Income from Operations by Source:
Lincoln Financial Advisors                      (13.4)    (5.3)     6.4    (10.1)    (8.7)    (8.9)    (3.7)   (10.4)    (7.4)
Lincoln Financial Distributors                  (12.1)    (8.4)    (5.1)    (6.6)    (7.6)   (13.1)    (8.0)    (8.1)   (10.7)
                                               ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Distribution                              (25.5)   (13.7)     1.3    (16.6)   (16.3)   (22.0)   (11.7)   (18.4)   (18.1)
Reinsurance                                      34.1     17.2     30.7      0.0      0.0      0.0      0.0      0.0      0.0
Amortization of deferred gain on
indemnity reinsurance*                            0.0      0.0     12.9     15.7     14.4     14.4      4.5     11.9     11.9
LNC Financing                                   (22.0)   (19.5)   (14.7)    (8.2)   (10.2)   (11.0)   (13.5)   (15.3)   (14.4)
Other Corporate                                   0.2     (0.3)    (7.1)    (4.4)     3.2     (0.2)     4.9      0.3     (0.8)
                                               ------   ------   ------   ------   ------   ------   ------   ------   ------
Income(Loss) from Operations                    (13.1)   (16.3)    23.0    (13.6)    (8.9)   (18.8)   (15.9)   (21.5)   (21.5)
                                               ======   ======   ======   ======   ======   ======   ======   ======   ======

* The amortization of deferred gain on sale of reinsurance business represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.



                                                                                            PAGE 32
                            Consolidated Domestic Retail Deposits/Account Balances
                                      Unaudited [Billions of Dollars]

                                                                                               1998
                                                                                             ------
Deposits - For the Year

Lincoln Retirement - Fixed Annuities                                                          1.452
Lincoln Retirement - Variable Annuities                                                       2.791
Lincoln Retirement - Life Insurance                                                           0.000
Life Insurance Segment - Life Insurance                                                       1.207
Inv Mgmt - Annuities                                                                          2.240
Inv Mgmt - Mutual Funds(1)                                                                    1.912
Inv Mgmt - Wrap Fee & Other                                                                   0.595
Consolidating Adjustments                                                                    (1.041)
                                                                                             ------
Gross Deposits                                                                                9.157
                                                                                             ======

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities                                                         16.505
Lincoln Retirement - Variable Annuities                                                      33.358
Lincoln Retirement - Life Insurance
Life Insurance Segment - Life Insurance                                                       9.243
Inv Mgmt - Annuities                                                                         14.257
Inv Mgmt - Mutual Funds(1)                                                                   13.528
Inv Mgmt - Wrap Fee & Other                                                                   2.512
Consolidating Adjustments                                                                    (8.891)
                                                                                             ------
Account Balances                                                                             80.512
                                                                                             ======

                                                   Sep      Dec      Mar      Jun      Sep      Dec
                                                  2000     2000     2001     2001     2001     2001
                                                ------   ------   ------   ------   ------   ------
Deposits -  For the Quarter
Lincoln Retirement - Fixed Annuities             0.513    0.482    0.560    0.668    0.896    1.218
Lincoln Retirement - Variable Annuities          0.729    0.846    0.887    0.703    0.684    0.793
Lincoln Retirement - Life Insurance              0.004    0.004    0.003    0.004    0.003    0.002
Life Insurance Segment - Life Insurance          0.428    0.622    0.418    0.477    0.434    0.605
Inv Mgmt - Annuities                             0.456    0.589    0.540    0.403    0.434    0.323
Inv Mgmt - Mutual Funds(1)                       0.554    0.563    0.483    0.355    0.336    0.348
Inv Mgmt - Managed Acct. & Other                 0.140    0.131    0.142    0.127    0.074    0.127
Consolidating Adjustments                       (0.134)  (0.240)  (0.146)  (0.110)  (0.193)  (0.159)
                                                ------   ------   ------   ------   ------   ------
Gross Deposits                                   2.690    2.996    2.886    2.627    2.669    3.258
                                                ------   ------   ------   ------   ------   ------

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities            15.660   15.394   15.430   15.551   16.051   16.491
Lincoln Retirement - Variable Annuities         42.743   39.427   34.733   36.961   30.506   34.638
Lincoln Retirement - Life Insurance              0.166    0.160    0.147    0.157    0.134    0.149
Life Insurance Segment - Life Insurance         10.716   10.847   10.764   11.066   10.939   11.377
Inv Mgmt - Annuities                            14.853   13.527   11.822   12.532   10.714   11.835
Inv Mgmt - Mutual Funds(1)                      14.571   13.261   11.530   12.215   10.726   11.552
Inv Mgmt - Managed Acct. & Other                 1.256    1.342    1.653    1.774    1.635    1.719
Consolidating Adjustments                       (8.658)  (7.757)  (6.601)  (7.092)  (6.002)  (6.676)
                                                ------   ------   ------   ------   ------   ------
Account Balances                                91.307   86.201   79.479   83.164   74.704   81.086
                                                ------   ------   ------   ------   ------   ------

                                        Total Domestic Net Flows
                                     Unaudited [Billions of Dollars]

For the Year                                                                                   1998
                                                                                             ------

Lincoln Retirement                                                                           (1.244)
Life Insurance Segment                                                                        0.113
Investment Management Segment- Retail(1)                                                      1.772
Consolidating Adjustments                                                                    (0.158)
                                                                                             ------
Total Retail Net Flows                                                                        0.483
                                                                                             ------
Investment Management Segment- Institutional                                                 (2.702)
Consolidating Adjustments
                                                                                             ------
Total Net Flows                                                                              (2.219)
                                                                                             ======

                                                   Sep      Dec      Mar      Jun      Sep      Dec
For the Quarter                                   2000     2000     2001     2001     2001     2001
                                                ------   ------   ------   ------   ------   ------
Lincoln Retirement                              (0.812)  (0.681)  (0.590)  (0.196)   0.261    0.631
Life Insurance Segment                           0.277    0.404    0.237    0.304    0.239    0.383
Investment Management Segment- Retail(1)        (0.315)   0.059   (0.021)  (0.146)  (0.118)  (0.091)
Consolidating Adjustments                        0.263    0.092    0.163    0.042   (0.002)  (0.169)
                                                ------   ------   ------   ------   ------   ------
Total Retail Net Flows                          (0.587)  (0.126)  (0.211)   0.004    0.380    0.754
                                                ------   ------   ------   ------   ------   ------

Investment Management Segment- Instit.          (0.983)  (1.043)  (0.417)   0.445   (0.155)  (0.103)
Consolidating Adjustments                        0.002   (0.013)  (0.020)   0.018   (0.030)   0.016
                                                ------   ------   ------   ------   ------   ------
Total Net Flows                                 (1.569)  (1.182)  (0.648)   0.467    0.195    0.667
                                                ======   ======   ======   ======   ======   ======

                            Consolidated Domestic Retail Deposits/Account Balances (continued)
                                      Unaudited [Billions of Dollars]
                                                                                      Jun      Jun
                                                                                      YTD      YTD
                                                 1999     2000     2001     2002     2002     2003
                                               ------   ------   ------   ------   ------   ------
Deposits - For the Year

Lincoln Retirement - Fixed Annuities            2.563    2.074    3.342    3.672    1.759    1.555
Lincoln Retirement - Variable Annuities         2.553    3.165    3.067    2.743    1.595    1.232
Lincoln Retirement - Life Insurance             0.017    0.014    0.012
Life Insurance Segment - Life Insurance         1.698    1.884    1.934    2.138    1.018    1.012
Inv Mgmt - Annuities                            1.561    1.782    1.701    2.751    1.190    1.016
Inv Mgmt - Mutual Funds(1)                      2.151    2.577    1.523    1.829    1.014    1.009
Inv Mgmt - Wrap Fee & Other                     0.549    0.525    0.469    1.115    0.352    0.398
Consolidating Adjustments                      (0.499)  (0.765)  (0.608)  (1.576)  (0.614)  (0.382)
                                               ------   ------   ------   ------   ------   ------
Gross Deposits                                 10.593   11.256   11.439   12.671    6.315    5.839
                                               ======   ======   ======   ======   ======   ======

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities           16.791   15.394   16.491   18.085
Lincoln Retirement - Variable Annuities        41.493   39.427   34.638   27.438
Lincoln Retirement - Life Insurance             0.155    0.160    0.149
Life Insurance Segment - Life Insurance        10.217   10.847   11.377   12.086
Inv Mgmt - Annuities                           15.557   13.527   11.835    9.981
Inv Mgmt - Mutual Funds(1)                     13.632   13.261   11.552   10.297
Inv Mgmt - Wrap Fee & Other                     1.618    1.342    1.719    2.270
Consolidating Adjustments                      (9.175)  (7.757)  (6.676)  (5.123)
                                               ------   ------   ------   ------
Account Balances                               90.288   86.201   81.086   75.034
                                               ======   ======   ======   ======

                                                  Mar      Jun      Sep      Dec      Mar      Jun
                                                 2002     2002     2002     2002     2003     2003
                                               ------   ------   ------   ------   ------   ------
Deposits -  For the Quarter
Lincoln Retirement - Fixed Annuities            0.906    0.853    1.091    0.822    0.776    0.778
Lincoln Retirement - Variable Annuities         0.808    0.787    0.603    0.545    0.648    0.584
Lincoln Retirement - Life Insurance
Life Insurance Segment - Life Insurance         0.440    0.577    0.484    0.636    0.486    0.526
Inv Mgmt - Annuities                            0.589    0.601    0.756    0.806    0.488    0.528
Inv Mgmt - Mutual Funds(1)                      0.452    0.562    0.416    0.399    0.450    0.558
Inv Mgmt - Managed Acct. & Other                0.159    0.194    0.293    0.469    0.202    0.196
Consolidating Adjustments                      (0.280)  (0.333)  (0.437)  (0.525)  (0.171)  (0.211)
                                               ------   ------   ------   ------   ------   ------
Gross Deposits                                  3.074    3.240    3.206    3.151    2.880    2.960
                                               ------   ------   ------   ------   ------   ------

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities           16.534   16.910   17.650   18.085   18.537   18.696
Lincoln Retirement - Variable Annuities        35.150   31.206   25.942   27.438   26.474   30.457
Lincoln Retirement - Life Insurance
Life Insurance Segment - Life Insurance        11.667   11.759   11.726   12.086   12.233   12.663
Inv Mgmt - Annuities                           11.920   10.896    9.327    9.981    9.660   11.002
Inv Mgmt - Mutual Funds(1)                     11.597   11.033   10.069   10.297   10.241   11.357
Inv Mgmt - Managed Acct. & Other                1.821    1.847    1.820    2.270    2.292    2.737
Consolidating Adjustments                      (6.640)  (6.000)  (4.940)  (5.123)  (4.891)  (5.628)
                                               ------   ------   ------   ------   ------   ------
Account Balances                               82.049   77.651   71.594   75.034   74.546   81.284
                                               ------   ------   ------   ------   ------   ------
                                                        Total Domestic Net Flows (continued)
                                                          Unaudited [Billions of Dollars]

                                                                                      YTD      YTD
                                                                                      Jun      Jun
For the Year                                     1999     2000     2001     2002     2002     2003
                                               ------   ------   ------   ------   ------   ------

Lincoln Retirement                             (1.165)  (2.874)   0.105    0.453    0.311    0.195
Life Insurance Segment                          0.985    1.158    1.163    1.320    0.621    0.621
Investment Management Segment- Retail(1)       (2.209)  (1.499)  (0.375)   0.806    0.256    0.316
Consolidating Adjustments                       1.276    1.022    0.035   (0.082)  (0.028)   0.159
                                               ------   ------   ------   ------   ------   ------
Total Retail Net Flows                         (1.114)  (2.194)   0.927    2.496    1.160    1.291
                                               ------   ------   ------   ------   ------   ------

Investment Management Segment- Institutional   (2.240)  (5.694)  (0.231)   2.106    1.187    0.618
Consolidating Adjustments                                0.035   (0.015)   0.005   (0.004)  (0.021)
                                               ------   ------   ------   ------   ------   ------
Total Net Flows                                (3.354)  (7.854)   0.681    4.608    2.342    1.889
                                               ======   ======   ======   ======   ======   ======

                                                  Mar      Jun      Sep      Dec      Mar      Jun
For the Quarter                                  2002     2002     2002     2002     2003     2003
                                               ------   ------   ------   ------   ------   ------
Lincoln Retirement                              0.088    0.223    0.068    0.074    0.095    0.099
Life Insurance Segment                          0.236    0.385    0.297    0.402    0.296    0.324
Investment Management Segment- Retail(1)        0.089    0.167    0.048    0.502    0.014    0.302
Consolidating Adjustments                       0.009   (0.038)   0.133   (0.187)   0.162   (0.003)
                                               ------   ------   ------   ------   ------   ------
Total Retail Net Flows                          0.423    0.737    0.545    0.791    0.568    0.723
                                               ------   ------   ------   ------   ------   ------

Investment Management Segment- Instit.          0.731    0.455    0.348    0.572    0.330    0.289
Consolidating Adjustments                       0.022   (0.026)   0.008    0.001   (0.030)   0.009
                                               ------   ------   ------   ------   ------   ------
Total Net Flows                                 1.176    1.166    0.901    1.364    0.868    1.021
                                               ======   ======   ======   ======   ======   ======

NOTE: Excludes amounts reported as Assets Under Management - Insurance Assets

  (1) Retail assets under management have been restated to include assets under administration beginning in January of 2000. See details on pages 26 and 27.



                                                                                           PAGE 33

                                                      Consolidated Investment Data - Assets Managed
                                                            Unaudited [Billions of Dollars]

                                                  Sep      Dec      Mar      Jun      Sep      Dec
For the Quarter Ended                            2000     2000     2001     2001     2001     2001
                                              -------  -------  -------  -------  -------  -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities                      27.264   27.450   27.811   27.874   28.932   28.346
Equity securities                               0.570    0.550    0.560    0.534    0.478    0.470
Other investments                               7.471    7.369    7.374    7.388    7.379    7.297
                                              -------  -------  -------  -------  -------  -------
Total LNC Investments(1)                       35.305   35.369   35.744   35.796   36.788   36.113
Separate accounts                              54.411   50.580   44.506   47.140   39.480   44.833
Cash and invested cash                          1.436    1.927    2.015    1.502    1.996    3.095
                                              -------  -------  -------  -------  -------  -------
Total LNC                                      91.152   87.876   82.266   84.438   78.264   84.042
                                              -------  -------  -------  -------  -------  -------

Non-affiliate assets managed                   43.287   41.861   38.416   40.109   35.889   38.421
                                              -------  -------  -------  -------  -------  -------
Total Assets Managed                          134.439  129.737  120.682  124.547  114.153  122.463
                                              =======  =======  =======  =======  =======  =======


Assets Managed by Advisor
Investment Management segment(1)               55.998   53.355   48.207   50.737   44.958   48.413
(See page 27 for additional detail)
DLIA-Corp                                      34.981   35.686   36.324   36.018   37.337   38.119
(Assets managed internally-see page 27)
Lincoln (UK)                                    7.838    7.873    7.012    7.027    6.474    6.847
Policy Loans (within business units)            1.936    1.961    1.947    1.947    1.943    1.940
Non-LNC Affiliates                             33.687   30.862   27.192   28.817   23.441   27.144
                                              -------  -------  -------  -------  -------  -------
Total Assets Managed                          134.439  129.737  120.682  124.547  114.153  122.463
                                              =======  =======  =======  =======  =======  =======

                                          Consolidated Investment Data - Assets Managed (continued)
                                                     Unaudited [Billions of Dollars]

For the Year Ended December 31                                     1998     1999     2000     2001     2002
                                                                -------  -------  -------  -------  -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities                                        30.233   27.689   27.450   28.346   32.767
Equity securities                                                 0.543    0.604    0.550    0.470    0.337
Other investments                                                 7.154    7.286    7.369    7.297    6.895
                                                                -------  -------  -------  -------  -------
Total LNC Investments(1)                                         37.929   35.578   35.369   36.113   40.000
Separate accounts                                                43.409   53.654   50.580   44.833   36.178
Cash and Invested Cash                                            2.433    1.896    1.927    3.095    1.691
Discontinued Operations
                                                                -------  -------  -------  -------  -------
Total LNC                                                        83.772   91.128   87.876   84.042   77.869
                                                                -------  -------  -------  -------  -------
Non-affiliate assets managed                                     50.061   49.314   41.861   38.421   38.052
                                                                -------  -------  -------  -------  -------
Total Assets Managed                                            133.833  140.443  129.737  122.463  115.921
                                                                =======  =======  =======  =======  =======

Assets Managed by Advisor
Investment Management segment(1)                                 61.490   61.375   53.354   48.411   46.495
(See page 27 for additional detail)
DLIA-Corp                                                        39.432   35.934   35.686   38.119   41.104
(Assets managed internally-see page 27)
Lincoln (UK)                                                      7.573    8.589    7.873    6.847    6.351
Policy Loans (within business units)                              1.840    1.892    1.961    1.940    1.946
Non-LNC Affiliates                                               23.497   32.653   30.863   27.146   20.026
                                                                -------  -------  -------  -------  -------
Total Assets Managed                                            133.833  140.443  129.737  122.463   15.921
                                                                =======  =======  =======  =======  =======


                                                   Mar      Jun      Sep      Dec      Mar      Jun
For the Quarter Ended                             2002     2002     2002     2002     2003     2003
                                               -------  -------  -------  -------  -------  -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities                       28.841   29.725   32.037   32.767   33.887   35.355
Equity securities                                0.439    0.419    0.397    0.337    0.249    0.257
Other investments                                7.084    7.016    6.928    6.895    6.872    6.980
                                               -------  -------  -------  -------  -------  -------
Total LNC Investments(1)                        36.363   37.160   39.363   40.000   41.008   42.592
Separate accounts                               44.917   40.580   34.069   36.178   34.775   39.943
Cash and invested cash                           1.700    2.265    1.600    1.691    1.635    1.946
                                               -------  -------  -------  -------  -------  -------
Total LNC                                       82.979   80.005   75.031   77.869   77.419   84.480
                                               -------  -------  -------  -------  -------  -------

Non-affiliate assets managed                    39.853   39.531   35.650   38.052   37.501   42.917
                                               -------  -------  -------  -------  -------  -------
Total Assets Managed                           122.832  119.536  110.682  115.921  114.920  127.397
                                               =======  =======  =======  =======  =======  =======

Assets Managed by Advisor
Investment Management segment(1)                50.003   48.741   43.361   46.494   45.717   52.457
(See page 27 for additional detail)
DLIA-Corp                                       37.171   38.476   40.416   41.104   42.130   43.857
(Assets managed internally-see page 27)
Lincoln (UK)                                     6.772    6.753    6.068    6.351    5.962    6.726
Policy Loans (within business units)             1.918    1.906    1.899    1.946    1.929    1.920
Non-LNC Affiliates                              26.969   23.660   18.938   20.027   19.182   22.438
                                               -------  -------  -------  -------  -------  -------
Total Assets Managed                           122.832  119.536  110.682  115.921  114.920  127.397
                                               =======  =======  =======  =======  =======  =======

(1) Retail assets under management have been restated to include assets under administration beginning in
    January of 2000.  See details on pages 26 and 27.



                                                                                                                   PAGE 34
                                                       Consolidated Investment Data
                                               Unaudited [Millions of Dollars except as noted]
                                                                                                             YTD       YTD
                                                                                                             Jun       Jun
For the Year Ended December 31                            1998      1999      2000      2001      2002      2002      2003
                                                      --------  --------  --------  --------  --------  --------  --------
Net Investment Income
Fixed Maturity Securities                              2,065.8   2,232.9   2,148.7   2,121.0   2,117.0   1,046.3   1,089.1
Equity Securities                                         22.8      20.1      19.5      17.6      15.4       7.6       5.7
Mortgage loans on real estate                            383.6     369.2     373.8     374.5     356.8     179.7     165.8
Real estate                                               86.8      64.1      51.8      49.5      47.4      24.2      20.7
Policy loans                                              99.5     116.5     125.0     125.3     134.5      61.3      61.5
Invested cash                                            156.8     110.3      87.2      68.4      37.6      21.5       2.8
Other investments                                         88.4      51.8      66.8      69.4      16.3      17.6      18.9
                                                      --------  --------  --------  --------  --------  --------  --------
Investment revenue                                     2,903.7   2,964.8   2,872.8   2,825.9   2,725.0   1,358.2   1,364.5
Investment expense                                      (193.1)   (122.4)    (88.7)   (117.1)    (93.1)    (46.0)    (49.6)
                                                      --------  --------  --------  --------  --------  --------  --------
Net Investment Income                                  2,710.6   2,842.5   2,784.1   2,708.7   2,631.9   1,312.2   1,314.9
                                                      --------  --------  --------  --------  --------  --------  --------
Gross-up of Tax Exempt Income                             11.6       8.1       7.8       7.2       7.5       3.5       3.6
                                                      --------  --------  --------  --------  --------  --------  --------
Adjusted Net Invest Income                             2,722.3   2,850.5   2,791.9   2,715.9   2,639.4   1,315.7   1,318.4
                                                      ========  ========  ========  ========  ========  ========  ========
Mean Invested Assets
(Amortized Cost)                                      36,573.8  39,027.5  37,471.3  37,616.9  38,828.5  38,202.7  40,654.6

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets                                7.44%     7.30%     7.45%     7.22%     6.80%     6.89%     6.49%

Investment Gains (Losses)

Realized Gains (Losses) on
Investments                                               13.7       3.8     (17.5)    (68.7)   (177.2)   (120.3)    (59.4)
Gains(Losses) on Derivatives                               0.0       0.0       0.0      (4.9)      0.8       0.4      (1.8)

Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)                           116.4  (1,018.1)    477.7     183.7     557.6     130.0     364.5
Incr (Decr) on Derivatives*                                                             21.4      24.4      18.7       0.4

Securities Available-for-Sale
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)                         30.233    27.689    27.450    28.346    32.767    29.725    35.355
Fixed Maturity Sec (Amortized Cost                      28.640    28.357    27.373    27.956    31.103    28.335    32.257

Equity Securities (Fair Value)                           0.543     0.604     0.550     0.470     0.337     0.419     0.257
Equity Securities (Amortized Cost)                       0.000     0.000     0.000     0.000     0.334     0.255     0.244

% of Fixed Maturity Securities
(Based on Fair Value)
Treasuries and AAA                                       25.6%     22.8%     22.1%     17.2%     20.1%     18.2%     19.5%
AA or better                                             32.6%     29.8%     29.2%     23.6%     25.8%     25.0%     25.1%
BB or less                                                7.0%      8.0%      6.7%      8.3%      6.6%      6.4%      6.6%


--------------------------------------------------------------------------------------------------------------------------
                                         Jun      Sep      Dec       Mar       Jun       Sep       Dec       Mar       Jun
For the Quarter Ended                   2001     2001     2001      2002      2002      2002      2002      2003      2003
                                    -------- -------- --------  --------  --------  --------  --------  --------  --------
Net Investment Income

Fixed Maturity Securities              527.0    536.9    530.1     522.5     523.8     533.6     537.0     542.3     546.8
Equity Securities                        7.8      3.7      5.1       3.4       4.3       2.7       5.1       2.8       2.9
Mortgage loans on real estate           92.4     94.2     92.4      89.5      90.2      90.8      86.4      81.6      84.3
Real estate                             13.1     12.7     10.9      12.3      11.9      10.0      13.2      10.7      10.0
Policy loans                            31.4     31.0     31.6      30.2      31.1      31.1      42.0      30.9      30.6
Invested cash                           19.8     14.8     11.3      12.4       9.1       7.9       8.2       4.5      (1.7)
Other investments                       18.2     28.2      3.5       7.8       9.8      (1.2)     (0.1)      8.2      10.7
                                    -------- -------- --------  --------  --------  --------  --------  --------  --------
Investment revenue                     709.7    721.4    684.8     678.1     680.2     675.0     691.7     681.0     683.5
Investment expense                     (29.0)   (28.2)   (31.8)    (23.3)    (22.8)    (22.7)    (24.4)    (26.3)    (23.3)
                                    -------- -------- --------  --------  --------  --------  --------  --------  --------
Net Investment Income                  680.7    693.3    653.1     654.8     657.4     652.4     667.3     654.6     660.2
                                    -------- -------- --------  --------  --------  --------  --------  --------  --------
Gross-up of Tax Exempt Income            3.0      1.5      2.1       1.5       2.0       1.5       2.6       1.7       1.8
                                    -------- -------- --------  --------  --------  --------  --------  --------  --------
Adjusted Net Invest Income             683.8    694.8    655.2     656.3     659.4     653.9     669.9     656.4     662.0
                                    ======== ======== ========  ========  ========  ========  ========  ========  ========

Mean Invested Assets
(Amortized Cost)                    37,094.5 37,685.8 38,449.3  38,169.9  38,235.5  39,175.8  39,733.1  40,342.2  40,966.9

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets              7.37%    7.37%    6.82%     6.88%     6.90%     6.68%     6.74%     6.51%     6.46%

Investment Gains (Losses)

Realized Gains (Losses) on
Investments                            (11.5)   (23.8)   (20.0)    (67.6)    (52.7)    (23.6)    (33.3)    (58.2)     (1.1)
Gains (Losses) on Derivatives            0.2     (0.4)    (4.6)      0.1       0.3       0.2       0.2      (1.2)     (0.6)

Incr (Decr) in Unreal
Gains on Sec
Avail-for-Sale (after DAC/Tax)        (114.2)   171.8    (52.2)   (163.9)    293.8     491.9     (64.3)    118.7     245.9
Incr (Decr) on Derivatives*              3.7     (6.7)     1.2       1.2       0.0       4.6       1.0      (3.4)      3.8

Securities Available-for-Sale
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)       27.874   28.932   28.346    28.841    29.725    32.037    32.767    33.887    35.355
Fixed Maturity Sec
(Amortized Cost)                      27.681   28.253   27.956    27.801    28.335    30.431    31.103    31.905    32.222

Equity Securities (Fair Value)         0.534    0.478    0.470     0.439     0.419     0.397     0.337     0.249     0.257
Equity Securities
(Amortized Cost)                       0.477    0.453    0.444     0.253     0.255     0.389     0.334     0.247     0.244

% of Fixed Maturity Securities
(Based on Fair Value)
Treasuries and AAA                     19.3%    17.9%    17.2%     17.8%     18.2%     20.0%     20.1%     20.3%     19.5%
AA or better                           26.0%    24.3%    23.6%     24.7%     25.0%     26.7%     25.8%     25.8%     25.1%
BB or less                              7.8%     7.2%     8.3%      7.5%      6.4%      6.6%      6.6%      6.6%      6.6%



                                                                                                    PAGE 35
                                        Common Stock / Debt Information
                                Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31                  1992       1993       1994       1995       1996       1997
                                              ------     ------     ------     ------     ------     ------
Common Stock [1]

Highest Price                                 19.032     24.125     22.188     26.875     28.500     39.063
Lowest Price                                  12.625     17.344     17.313     17.313     20.375     24.500
Closing Price                                 18.500     21.750     17.500     26.875     26.250     39.063

Dividend Payout Ratio [2]                      38.9%      52.6%      51.0%      39.7%      38.2%      22.8%
Yield [3]                                       4.1%       3.8%       4.9%       3.4%       3.7%       2.7%

Preferred Stock Dividend
(Millions)                                    17.246     17.212     17.119      8.644      0.112      0.106

Debt: (End of Period)

Senior Debt Ratings
A.M. Best
Fitch                                             AA        AA-        AA-        AA-        AA-        AA-
Moody's                                           A2         A2         A1         A2         A2         A2
Standard and Poors                                A+         A+         A+          A          A          A

Claims Paying Ratings:
Lincoln Life - A.M. Best                          A+         A+         A+         A+         A+         A+
Lincoln Life - Fitch                             AAA        AAA        AAA        AA+        AA+        AA+
Lincoln Life - Moody's                            A1         A1        Aa3        Aa3        Aa3        Aa3
Lincoln Life - Standard & Poors                  AA-        AA-        AA-        AA-        AA-        AA-
First Penn - A.M. Best*                            A         A+         A+         A+         A+         A+
First Penn - Fitch                                                                                      AA+
First Penn - Moody's                                                                                     A1
First Penn - Standard & Poors*                   AA-        AA-        AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*                                                                  A+         A+
LLA of New York - Fitch*                                                                                AA+
LLA of New York - Moody's                                                                     A1         A1
LLA of New York - Standard
& Poors*                                                                                     AA-        AA-

Ratios
Debt to Total Capitalization [4]               25.7%      21.1%      19.9%      22.8%      18.8%      17.0%
Debt to Equity [4]                             34.7%      26.7%      24.9%      29.5%      23.1%      20.5%


-----------------------------------------------------------------------------------------------------------

                                      Sep        Dec        Mar        Jun        Sep        Dec        Mar
For the Quarter Ended                2000       2000       2001       2001       2001       2001       2002
                                   ------     ------     ------     ------     ------     ------     ------
Common Stock:
Highest Price                      56.375     50.938     48.250     52.300     52.750     49.450     53.650
Lowest Price                       35.625     40.875     38.000     41.280     41.000     40.000     47.200
Closing Price                      48.125     47.313     42.470     51.750     46.630     48.570     50.730

Yield [3]                            2.4%       2.6%       2.9%       2.4%       2.6%       2.6%       2.5%

Preferred Stock Dividend            0.021      0.013      0.019      0.018      0.017      0.017      0.016
(Millions)

Debt: (End of Period)

Senior Debt Ratings
A.M. Best                               a          a          a          a          a          a          a
Fitch                                  A+         A+         A+         A+         A+         A+         A+
Moody's                                A2         A3         A3         A3         A3         A3         A3
Standard and Poors                     A-         A-         A-         A-         A-         A-         A-

Claims Paying Ratings:
Lincoln Life - A.M. Best                A          A          A          A          A          A          A
Lincoln Life - Fitch                  AA+         AA         AA         AA         AA         AA         AA
Lincoln Life - Moody's                Aa3        Aa3        Aa3        Aa3        Aa3        Aa3        Aa3
Lincoln Life - Standard & Poors       AA-        AA-        AA-        AA-        AA-        AA-        AA-
First Penn - A.M. Best*                 A          A          A          A          A          A          A
First Penn - Fitch                    AA+         AA         AA         AA         AA         AA         AA
First Penn - Moody's                   A1         A1         A1         A1         A1         A1         A1
First Penn - Standard & Poors*        AA-        AA-        AA-        AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*            A          A          A          A          A          A          A
LLA of New York - Fitch*              AA+         AA         AA         AA         AA         AA         AA
LLA of New York - Moody's              A1         A1         A1         A1         A1         A1         A1
LLA of New York - Standard & Poors*   AA-        AA-        AA-        AA-        AA-        AA-        AA-

Ratios
Debt to Total Capitalization [4]    21.2%      20.8%      22.2%      21.2%      21.1%      21.4%      22.7%

Debt to Equity [4]                  27.1%      26.4%      28.4%      26.7%      26.6%      27.0%      29.1%



                                      Common Stock / Debt Information (continued)
                                   Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31       1998       1999       2000       2001       2002
                                   ------     ------     ------     ------     ------
Common Stock [1]

Highest Price                      49.438     57.500     56.375     52.750     53.650
Lowest Price                       33.500     36.000     22.625     38.000     25.150
Closing Price                      40.907     40.000     47.313     48.570     31.580

Dividend Payout Ratio [2]           43.9%      50.5%      38.3%      44.9%     273.5%
Yield [3]                            2.7%       2.9%       2.6%       2.6%       4.2%

Preferred Stock Dividend
(Millions)                          0.100      0.089      0.078      0.071      0.061

Debt: (End of Period)

Senior Debt Ratings
A.M. Best                                                     a          a          a
Fitch                                  A+         A+         A+         A+          A
Moody's                                A2         A2         A3         A3         A3
Standard and Poors                     A-         A-         A-         A-         A-

Claims Paying Ratings:
Lincoln Life - A.M. Best                A          A          A          A         A+
Lincoln Life - Fitch                  AA+        AA+         AA         AA         AA
Lincoln Life - Moody's                Aa3        Aa3        Aa3        Aa3        Aa3
Lincoln Life - Standard & Poors       AA-        AA-        AA-        AA-        AA-
First Penn - A.M. Best*                 A          A          A          A         A+
First Penn - Fitch                    AA+        AA+         AA         AA         AA
First Penn - Moody's                   A1         A1         A1         A1         A1
First Penn - Standard & Poors*        AA-        AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*            A          A          A          A         A+
LLA of New York - Fitch*              AA+        AA+         AA         AA         AA
LLA of New York - Moody's              A1         A1         A1         A1         A1
LLA of New York - Standard
& Poors*                              AA-        AA-        AA-        AA-        AA-

Ratios
Debt to Total Capitalization [4]    21.2%      23.2%      20.8%      21.4%      23.1%
Debt to Equity [4]                  26.9%      30.3%      26.4%      27.0%      30.5%


-------------------------------------------------------------------------------------

                                      Jun        Sep        Dec       Mar         Jun
For the Quarter Ended                2002       2002       2002      2003        2003
                                   ------     ------     ------    ------      ------
Common Stock:
Highest Price                      52.540     42.080     35.950    35.700      37.500
Lowest Price                       40.750     29.120     25.150    24.730      27.870
Closing Price                      42.000     30.550     31.580    28.000      35.630

Yield [3]                            3.0%       4.2%       4.2%      4.8%        3.8%

Preferred Stock Dividend            0.015      0.015      0.015     0.014       0.016
(Millions)

Debt: (End of Period)

Senior Debt Ratings
A.M. Best                               a          a          a         a           a
Fitch                                  A+          A          A         A           A
Moody's                                A3         A3         A3        A3          A3
Standard and Poors                     A-         A-         A-        A-          A-

Claims Paying Ratings:
Lincoln Life - A.M. Best               A+         A+         A+        A+          A+
Lincoln Life - Fitch                   AA         AA         AA        AA          AA
Lincoln Life - Moody's                Aa3        Aa3        Aa3       Aa3         Aa3
Lincoln Life - Standard & Poors       AA-        AA-        AA-       AA-         AA-
First Penn - A.M. Best*                A+         A+         A+        A+          A+
First Penn - Fitch                     AA         AA         AA        AA          AA
First Penn - Moody's                   A1         A1         A1        A1          A1
First Penn - Standard & Poors*        AA-        AA-        AA-       AA-         AA-
LLA of New York - A.M. Best*           A+         A+         A+        A+          A+
LLA of New York - Fitch*               AA         AA         AA        AA          AA
LLA of New York - Moody's              A1         A1         A1        A1          A1
LLA of New York - Standard & Poors*   AA-        AA-        AA-       AA-         AA-

Ratios
Debt to Total Capitalization [4]    22.6%      23.1%      23.2%     23.1%       22.3%

Debt to Equity [4]                  29.0%      29.9%      30.5%     30.0%       28.7%

  * Rating based on affiliation with Lincoln Life

[1] Stock prices include 2-for-1 splits in June 1993 and June 1999

[2] Indicated dividend divided by net income

[3] Indicated dividend divided by the closing price

[4] Equity used in calculation assumes securities at cost.  Minority interest-preferred securities of subsidiary companies (hybrid securities) are considered 50% debt and 50% equity.



                                                                                                     PAGE 36
                                                  Retroactive Adoption of FAS 123
                                                   Unaudited (Millions of Dollars)

                                Mar     Jun     Sep     Dec     Mar     Jun     Sep     Dec
                               2001    2001    2001    2001    2002    2002    2002    2002     2001    2002
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------
Net Income

Lincoln Retirement :
Net Income - As previously
reported                       76.6    79.9    58.6    54.2    47.6    10.2    (6.0)    6.0    269.3    57.8
Change in Operating &
Administrative Expense         (1.6)   (1.6)   (1.6)   (1.6)   (1.5)   (1.6)   (1.6)   (1.6)    (6.4)   (6.3)
Federal Income Tax             (0.5)   (0.6)   (0.6)   (0.5)   (0.5)   (0.6)   (0.6)   (0.6)    (2.2)   (2.3)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------
After Tax Adjustment           (1.1)   (1.0)   (1.0)   (1.1)   (1.0)   (1.0)   (1.0)   (1.0)    (4.2)   (4.0)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------
Net Income - Restated          75.5    78.9    57.6    53.1    46.6     9.2    (7.0)    5.0    265.1    53.8
                             ======  ======  ======  ======  ======  ======  ======  ======   ======  ======

Life Insurance:
Net Income - As previously
reported                       62.9    53.5    64.7    51.9    44.2    57.4    47.1    60.2    233.0   208.9
Change in Operating &
Administrative Expense         (1.4)   (1.4)   (1.4)   (1.4)   (1.1)   (1.1)   (1.1)   (1.1)    (5.6)   (4.4)
Federal Income Tax             (0.5)   (0.5)   (0.5)   (0.5)   (0.4)   (0.4)   (0.4)   (0.4)    (2.0)   (1.6)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------
After Tax Adjustment           (0.9)   (0.9)   (0.9)   (0.9)   (0.7)   (0.7)   (0.7)   (0.7)    (3.6)   (2.8)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------
Net Income - Restated          62.0    52.6    63.8    51.0    43.5    56.7    46.4    59.5    229.4   206.1
                             ======  ======  ======  ======  ======  ======  ======  ======   ======  ======
Investment Management:
Net Income - As previously
reported                        2.0     2.9     2.9     4.0     7.0     6.2     3.1     9.3     11.8    25.6
Change in Operating &
Administrative Expense         (6.2)   (6.2)   (6.8)   (8.7)   (6.5)   (9.5)   (9.6)  (11.5)   (27.9)  (37.1)
Federal Income Tax             (1.6)   (1.6)   (1.7)   (2.3)   (1.6)   (2.5)   (2.6)   (3.3)    (7.2)  (10.0)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------
After Tax Adjustment           (4.6)   (4.6)   (5.1)   (6.4)   (4.9)   (7.0)   (7.0)   (8.2)   (20.7)  (27.1)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------
Net Income - Restated          (2.6)   (1.7)   (2.2)   (2.4)    2.1    (0.8)   (3.9)    1.1     (8.9)   (1.5)
                             ======  ======  ======  ======  ======  ======  ======  ======   ======  ======

Lincoln UK:
Net Income - As previously
reported                       14.8    17.6    14.0    22.5    10.8     9.8     0.8    18.5     68.9    39.9
Change in Operating &
Administrative Expense         (0.6)   (0.6)   (0.6)   (0.6)   (0.5)   (0.6)   (0.6)   (0.6)    (2.4)   (2.3)
Federal Income Tax             (0.1)    0.0    (0.1)   (0.1)    0.0     0.0     0.0     0.0     (0.3)    0.0
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------
After Tax Adjustment           (0.5)   (0.6)   (0.5)   (0.5)   (0.5)   (0.6)   (0.6)   (0.6)    (2.1)   (2.3)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------
Net Income - Restated          14.3    17.0    13.5    22.0    10.3     9.2     0.2    17.9     66.8    37.6
                             ======  ======  ======  ======  ======  ======  ======  ======   ======  ======

Other Operations:
Net Income - As previously
reported                        3.9    12.2)  (21.1)   36.6   (15.1)  (24.2) (170.5)  (30.8)     7.2  (240.6)
Change in Operating &
Administrative Expense         (5.4)   (5.3)   (5.3)   (5.3)   (2.6)   (2.4)   (2.4)   (2.4)   (21.3)   (9.8)
Federal Income Tax             (1.9)   (1.9)   (1.7)   (1.8)   (0.9)   (0.8)   (0.8)   (0.8)    (7.3)   (3.3)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------
After Tax Adjustment           (3.5)   (3.4)   (3.6)   (3.5)   (1.7)   (1.6)   (1.6)   (1.6)   (14.0)   (6.5)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------
Net Income - Restated           0.4    15.6)  (24.7)   33.1   (16.8)  (25.8) (172.1)  (32.4)    (6.8) (247.1)
                             ======  ======  ======  ======  ======  ======  ======  ======   ======  ======

Consolidated:
Net Income - As previously
reported                      160.2    41.7   119.1   169.2    94.5    59.4  (125.5)   63.2    590.2    91.6
Change in Operating &
Administrative Expense        (15.2)   15.1)  (15.7)  (17.6)  (12.2)  (15.2)  (15.3)  (17.2)   (63.6)  (59.9)
Federal Income Tax             (4.6)   (4.6)   (4.6)   (5.2)   (3.4)   (4.3)   (4.4)   (5.1)   (19.0)  (17.2)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------
After Tax Adjustment          (10.6)   10.5)  (11.1)  (12.4)   (8.8)  (10.9)  (10.9)  (12.1)   (44.6)  (42.7)
                             ------  ------  ------  ------  ------  ------  ------  ------   ------  ------
Net Income - Restated         149.6    31.2   108.0   156.8    85.7    48.5  (136.4)   51.1    545.6    48.9
                             ======  ======  ======  ======  ======  ======  ======  ======   ======  ======
